      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999
                                                            REGISTRATION NO. 33-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                      [X]

                               ----------------

                         PRE-EFFECTIVE AMENDMENT NO. __                    [ ]
                        POST-EFFECTIVE AMENDMENT NO. __                    [ ]

                               ----------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
              (Exact Name of Registrant as Specified in Charter)

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)

                                  212-392-2550
                        (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (Name and Address of Agent for Service)

                               ----------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                               ----------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                   The Exhibit Index is located on page [  ]

================================================================================

                                   FORM N-14

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                             CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933


PART A OF FORM N-14 ITEM NO.                 PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------      -------------------------------------------------------
 1(a) ........................      Cross Reference Sheet
  (b) ........................      Front Cover Page
  (c) ........................                                 *
 2(a) ........................                                 *
  (b) ........................      Table of Contents
 3(a) ........................      Fee Table
  (b) ........................      Synopsis
  (c) ........................      Principal Risk Factors
 4(a) ........................      The Reorganization
  (b) ........................      The Reorganization -- Capitalization Table (Unaudited)
 5(a) ........................      Registrant's Prospectus
  (b) ........................                                 *
  (c) ........................                                 *
  (d) ........................                                 *
  (e) ........................      Available Information
  (f) ........................      Available Information
 6(a) ........................      Prospectus of TCW/DW Income and Growth Fund
  (b) ........................      Available Information
  (c) ........................                                 *
  (d) ........................                                 *
 7(a) ........................      Introduction -- Proxies
  (b) ........................                                 *
  (c) ........................      Introduction; The Reorganization -- Appraisal Rights
 8(a) ........................      The Reorganization
  (b) ........................                                 *
 9  ..........................                                 *


PART B OF FORM N-14 ITEM NO.           STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------      -------------------------------------------------
10(a) ........................      Cover Page
  (b) ........................                              *
11  ..........................      Table of Contents
12(a) ........................      Additional Information about Morgan Stanley Dean
                                    Witter Income Builder Fund
  (b) ........................                              *
  (c) ........................                              *

PART B OF FORM N-14 ITEM NO.               STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------      ---------------------------------------------------------
13(a) ........................      Additional Information about TCW/DW Income and
                                    Growth Fund
  (b) ........................                                  *
  (c) ........................                                  *
14  ..........................      Registrant's Annual Report for the fiscal year ended
                                    September 30, 1998; TCW/DW Income and Growth
                                    Fund's Annual Report for the fiscal year ended
                                    January 31, 1998; and Pro Forma financial statements for
                                    Registrant for the period ended on September 30, 1998.
PART C OF FORM N-14 ITEM NO.                        OTHER INFORMATION HEADING
------------------------------      ---------------------------------------------------------
15  ..........................      Indemnification
16  ..........................      Exhibits
17  ..........................      Undertakings

--------------------
*     Not Applicable or negative answer

            PRELIMINARY PROXY STATEMENT AND PROSPECTUS TO BE FILED
                WITH THE SECURITIES AND EXCHANGE COMMISSION ONLY


                         TCW/DW INCOME AND GROWTH FUND

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

TO THE SHAREHOLDERS OF TCW/DW INCOME AND GROWTH FUND:

     Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Income and Growth Fund ("Income and Growth") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Income and Growth and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder"), pursuant to which substantially all of the assets of Income and Growth would be combined with those of Income Builder and shareholders of Income and Growth would become shareholders of Income Builder receiving shares of Income Builder with a value equal to the value of their holdings in Income and Growth (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF INCOME AND GROWTH RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary


     , 1999

-------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
  CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
-------------------------------------------------------------------------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                          (800) 869-NEWS (TOLL FREE)


                         ACQUISITION OF THE ASSETS OF
                         TCW/DW INCOME AND GROWTH FUND


                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Income and Growth Fund ("Income and Growth") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Income and Growth will be combined with those of Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") in exchange for shares of Income Builder (the "Reorganization"). As a result of this transaction, shareholders of Income and Growth will become shareholders of Income Builder and will receive shares of Income Builder with a value equal to the value of their holdings in Income and Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Income and Growth and Income Builder, attached hereto as Exhibit A. The address of Income and Growth is that of Income Builder set forth above. This Proxy Statement also constitutes a Prospectus of Income Builder,
which is dated      , 1999, filed by Income Builder with the Securities and
Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Income Builder is an open-end diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is the secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio of income producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

     This Proxy Statement and Prospectus sets forth concisely information about Income Builder that shareholders of Income and Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for Income Builder dated November 25, 1998, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Income Builder's Annual Report for the fiscal year ended September 30, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated
     , 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Income and Growth's Prospectus, dated March 31, 1998, and Annual Report for its fiscal year ended January 31, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            THIS PROXY STATEMENT AND PROSPECTUS IS DATED     , 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Income and Growth ..........................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      3
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Income and Growth and Income Builder .....................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT INCOME AND GROWTH AND INCOME
 BUILDER .................................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated February 25, 1999, by and between
 Income and Growth and Income Builder ....................................................    A-1
Exhibit B - Prospectus of Income Builder dated November 25, 1998 .........................    B-1

                         TCW/DW INCOME AND GROWTH FUND
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                           (800) 869-NEWS (TOLL FREE)

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Income and Growth Fund ("Income and Growth"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Income and Growth (the "Board") of proxies to be used at the Special Meeting of Shareholders of Income and Growth to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this
Proxy Statement and Prospectus will be made on or about      , 1999.

     At the Meeting, Income and Growth shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Income and Growth and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") pursuant to which substantially all of the assets of Income and Growth will be combined with those of Income Builder in exchange for shares of Income Builder. As a result of this transaction, Shareholders will become shareholders of Income Builder and will receive shares of Income Builder equal to the value of their holdings in Income and Growth on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Income and Growth will receive Class A, Class B, Class C and Class D shares of Income Builder, respectively. The shares to be issued by Income Builder pursuant to the Reorganization (the "Income Builder Shares") will be issued at net asset value without an initial sales charge. Further information relating to Income Builder is set forth herein and in Income Builder's current Prospectus, dated November 25, 1998 ("Income Builder's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Income and Growth contained herein has been supplied by Income and Growth and the information concerning Income Builder contained herein has been supplied by Income Builder.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were             shares of Income and Growth issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Income and Growth as of the Record
Date: -- [TO COME]. As of the Record Date, the trustees and officers of Income and Growth, as a group, owned less than 1% of the outstanding shares of Income and Growth.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Income Builder as of the Record
Date: -- [TO COME]. As of the Record Date, the trustees and officers of Income Builder, as a group, owned less than 1% of the outstanding shares of Income Builder.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Income and Growth at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Income and Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF INCOME AND GROWTH

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Income and Growth, which expenses are expected to approximate $97,000. Income and Growth and Income Builder will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Income and Growth, and officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager"), or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW

Services, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Income and Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Income and Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Income and Growth will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and The Reorganization Agreement in their entirety and, in particular, Income Builder's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Income and Growth, subject to stated liabilities, to Income Builder in exchange for the Income Builder Shares. The aggregate net asset value of the Income Builder Shares issued in the exchange will equal the aggregate value of the net assets of Income and Growth received by Income Builder. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Income and Growth will distribute the Income Builder Shares received by Income and Growth to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Income and Growth and Income and Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Income Builder Shares equal in value to such Shareholder's pro rata interest in the net assets of Income and Growth transferred to Income Builder. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Income and Growth will become holders of Class A, Class B, Class C and Class D shares of Income Builder, respectively. Shareholders holding their shares of Income and Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Income Builder; however, such Shareholders will not be able to redeem, transfer or exchange the Income Builder Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF INCOME AND GROWTH ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF INCOME AND GROWTH AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Income and Growth and Income Builder each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of Income and Growth incurred during the fund's fiscal year ended January 31, 1999. With respect to Income Builder, the table sets forth expenses and fees based on the fund's September 30, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Income Builder)
reflecting what the fee schedule would have been on      , 1998, if the
Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses


                                                               INCOME
                                                                AND              INCOME          PRO FORMA
                                                               GROWTH           BUILDER           COMBINED
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................       4.25%(1)          5.25%(1)       5.25%(1)
Class B ...............................................       none              none          none
Class C ...............................................       none              none          none
Class D ...............................................       none              none          none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................       none              none          none
Class B ...............................................       none              none          none
Class C ...............................................       none              none          none
Class D ...............................................       none              none          none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none (2)          none (2)      none (2)
Class B ...............................................       5.00%(3)          5.00%(3)      5.00%(3)
Class C ...............................................       1.00%(4)          1.00%(4)      1.00%(4)
Class D ...............................................       none              none          none

                     INCOME
                       AND       INCOME     PRO FORMA
                     GROWTH     BUILDER     COMBINED
                    --------   ---------   ----------
REDEMPTION FEES
Class A .........   none       none        none
Class B .........   none       none        none
Class C .........   none       none        none
Class D .........   none       none        none
EXCHANGE FEE
Class A .........   none       none        none
Class B .........   none       none        none
Class C .........   none       none        none
Class D .........   none       none        none

Annual Fund Operating Expenses As a Percentage of Average Net Assets

                                  INCOME
                                    AND           INCOME          PRO FORMA
                                  GROWTH         BUILDER           COMBINED
                                ----------   ---------------   ---------------
MANAGEMENT AND ADVISORY FEE
Class A .....................   0.75%              0.75%             0.75%
Class B .....................   0.75%              0.75%             0.75%
Class C .....................   0.75%              0.75%             0.75%
Class D .....................   0.75%              0.75%             0.75%
12B-1 FEES(5)(6)
Class A .....................   0.23%              0.25%             0.25%
Class B .....................   0.75%              0.88%(6)          0.88%(6)
Class C .....................   0.74%              1.00%             1.00%
Class D .....................    none               none              none
OTHER EXPENSES
Class A .....................   0.58%              0.17%             0.17%
Class B .....................   0.58%              0.17%             0.17%
Class C .....................   0.58%              0.17%             0.17%
Class D .....................   0.58%              0.17%             0.17%
TOTAL FUND OPERATING EXPENSES
Class A .....................   1.26%              1.17%             1.17%
Class B .....................   2.08%              1.80%             1.80%
Class C .....................   2.07%              1.92%             1.92%
Class D .....................   1.33%              0.92%             0.92%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. These amounts are equal to 0.20% and 0.25% with respect to Class B and C, respectively, of Income and Growth and 0.25% with respect to each of Class B and C of Income Builder. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.75% 12b-1 fee, with respect to Income and Growth, and 1.00% 12b-1 fee, with respect to Income Builder (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

HYPOTHETICAL EXPENSES


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $10,000 investment in either Income and Growth or Income Builder or the new combined fund (Income Builder), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Income and Growth
 Class A .........     $577        $897      $1,239      $2,203
 Class B .........     $711        $952      $1,319      $2,410
 Class C .........     $310        $649      $1,114      $2,400
 Class D .........     $135        $421      $  729      $1,601
Income Builder
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $683        $866      $1,175      $2,116
 Class C .........     $295        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $683        $866      $1,175      $2,116
 Class C .........     $295        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131

     If such investment was not redeemed, the investor would incur the following expenses:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Income and Growth
 Class A .........     $577        $897      $1,239      $2,203
 Class B .........     $211        $652      $1,119      $2,410
 Class C .........     $210        $649      $1,114      $2,400
 Class D .........     $135        $421      $  729      $1,601
Income Builder
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $183        $566      $  975      $2,116
 Class C .........     $195        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $183        $566      $  975      $2,116
 Class C .........     $195        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF INCOME AND GROWTH AND INCOME BUILDER MAY PAY MORE IN SALES CHARGES, INCLUDING DISTRIBUTION FEES, THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Income and Growth and Income Builder -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Income and Growth will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Income and Growth or the shareholders of Income and Growth for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF INCOME AND GROWTH AND INCOME BUILDER

     INVESTMENT OBJECTIVES AND POLICIES. Income and Growth and Income Builder are funds that have similar investment objectives. The investment objective of Income and Growth is to generate high total return by providing a high level of current income and the potential for capital appreciation. The primary investment objective of Income Builder is to seek reasonable income. Growth of capital is the secondary objective.

     Income and Growth seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes, debentures and preferred stocks; (3) common stocks; and (4) U.S. Government Securities (securities issued or guaranteed by the United States or its agencies or instrumentalities). Income and Growth will invest at least 50% of its total assets in a combination of equity securities and fixed income securities with equity components. Income Builder seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities, including common stock, preferred stock and convertible securities.

     Income and Growth may also invest without limitation in fixed income securities rated lower than investment grade (commonly known as "junk bonds"), and in Eurodollar convertible securities if the securities are convertible into listed U.S. securities or American Depository Receipts ("ADR's") and may invest up to 15% of its net assets in Eurodollar convertible securities that are convertible into unlisted foreign equity securities. The fund may invest up to 25% of its total assets at the time of purchase in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit). The fund may also invest up to 5% of its net assets in warrants, including up to 2% of its net assets in warrants not listed on the New York Stock Exchange, and may invest up to 5% of its net assets in stock rights. Income and Growth may also invest in real estate investment trusts. The fund may also engage in options and futures transactions, including investments in stock and bond index futures contracts. Up to 35% of the assets of Income Builder may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives. The fund may invest up to 20% of its assets in junk bonds. The fund may also invest up to 25% of its total assets in enhanced convertible securities, up to 10% in synthetic convertible securities and without limitation in exchangeable convertible bonds and exchangeable convertible preferred stock. The fund may invest up to 25% of the value of its total assets at the time of purchase in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit) and up to 15% of its net assets in unlisted foreign securities. The fund also may invest up to 20% of its assets in real estate investment trusts, but does not currently intend to invest more than 10% of its assets in such securities. The processes by which each fund selects investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Income and Growth and Income Builder are not fundamental and may be changed by their respective Boards of Trustees.

     ADVISORY, MANAGEMENT AND DISTRIBUTION PLAN FEES. Income and Growth obtains its investment advisory services from TCW Funds Management, Inc. ("TCW") and obtains its management services from MSDW Services. Income Builder obtains investment management services from MSDW Advisors. Income and Growth pays TCW monthly compensation calculated daily by applying the annual rate of 0.30% to the first $500 million of the fund's average daily net assets and 0.28% to the fund's average net assets exceeding $500 million. The fund pays MSDW Services monthly compensation calculated daily by applying the annual rate of 0.45% to the first $500 million of the fund's daily net assets and 0.42% to the fund's daily net assets exceeding $500 million. With respect to Income Builder, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the portion of the fund's average daily net assets not exceeding $500 million; and 0.725% to the portion of such daily net assets exceeding $500 million. Each class of both funds' shares is subject to the same investment management fee or management and advisory fee rates applicable to the respective fund.

     Both Income and Growth and Income Builder have adopted similar distribution plans (each a "Plan," collectively "Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C shares, respectively, with respect to Income and Growth and 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively, with respect to Income Builder. In the case of Class B shares of Income and Growth, the Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets. In the case of Class B shares, Income Builder's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to either funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Income Builder's shares, see the section entitled "Purchase of Fund Shares" in Income Builder's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Income and Growth and Income Builder are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Income and Growth and Income Builder pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of Income and Growth are sold at net asset value plus an initial sales charge of up to 4.25%. Class A shares of Income Builder are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus). After completion of the Reorganization, if approved, Shareholders of the combined fund who purchase additional shares of Class A will purchase such shares at net asset value plus an initial sales charge of up to 5.25%.

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                         CLASS B SHARES OF INCOME AND GROWTH AND
   YEAR SINCE PURCHASE PAYMENT MADE                  INCOME BUILDER
-------------------------------------   ----------------------------------------
     First ..........................                    5.0%
     Second .........................                    4.0%
     Third ..........................                    3.0%
     Fourth .........................                    2.0%
     Fifth ..........................                    2.0%
     Sixth ..........................                    1.0%
     Seventh and thereafter .........                    none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Income and Growth and Income Builder are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of Income Builder's shares, see the section entitled "Purchase of Fund Shares" in Income Builder's Prospectus.

     Shares of each class of Income and Growth may be exchanged for shares of the same class of any other TCW/DW Fund that offers its shares in more than one class, without the imposition of an exchange fee. Income and Growth shares may also be exchanged for shares of TCW/DW North American Government Income Trust or for any of five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "Income and Growth Exchange Funds"), without the imposition of an exchange fee. With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Upon consummation of the Reorganization, Shareholders will no longer be able to exchange their shares for shares of a TCW/DW Fund. For greater details relating to exchange privileges applicable to Income Builder, see the section entitled "Shareholder Services" in Income Builder's Prospectus.

     Shares of each class of Income Builder may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Income Builder may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Income Builder Exchange Funds"), without the imposition of an exchange fee. Class A shares of Income Builder may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Income Builder).

     During the period of time an Income and Growth shareholder remains in an Income and Growth Exchange Fund or an Income Builder shareholder remains in an Income Builder Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Income and Growth and Income Builder provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Income Builder, see the section entitled "Shareholder Services" in Income Builder's Prospectus.

     Shareholders of Income and Growth and Income Builder may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Income and Growth and Income Builder offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Income and Growth and Income Builder may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Each fund intends to pay quarterly income dividends and to distribute substantially all of its net short-term and net long-term capital gains, if there are any, at least once a year. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of Income and Growth and Income Builder will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

     Income Builder generally invests a substantially greater portion of its assets in common stocks than Income and Growth. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

     Unlike Income Builder, Income and Growth is a non-diversified investment company and, as such, is not limited in the proportion of its assets that may be invested in the securities of a single issuer.

     Both funds may invest a portion (up to 25% for each fund) of their assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, and ADR's on which there is no limit) and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Income and Growth may invest without limitation and Income Builder may invest up to 20% of its total assets in junk bonds, which securities are subject to greater risk, including the risk of default, than higher rated, investment grade debt securities.

     Income and Growth and Income Builder may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, all of which may involve special risks. Income and Growth may enter into options and futures transactions which involves special risks; whereas Income Builder may not enter into options and futures transactions. Both Income and Growth and Income Builder may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Income Builder may also invest in enhanced convertible securities, synthetic convertible securities and exchangeable convertible bonds and exchangeable convertible preferred stocks, each of which may be less liquid and more volatile than traditional convertible securities. Income and Growth and Income Builder each may invest in real estate investment trusts and Income and Growth may also invest in securities of other investment companies, each of which investments may result in the payment of additional fees by the fund and its shareholders. Income and Growth may also invest up to 5% of the value of its net assets in warrants and rights, which may entail additional risks; whereas Income Builder may not make such investments.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Income and Growth and in Income Builder's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Income and Growth, including the Independent Trustees, having reviewed the financial position of Income and Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Income and Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Income and Growth.

THE BOARD'S CONSIDERATION


     At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Income and Growth and Income Builder. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of Income and Growth and Income Builder; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; the ability of MSDW Advisors to provide investment management services to Income Builder and any direct or indirect costs to be incurred by Income and Growth and Income Builder in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Income and Growth considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of Income and Growth. In part, this is because the other expenses to be paid by Income Builder (0.17% of average daily net assets) would be lower than the rate of the other expenses currently paid by Income and Growth (0.51% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Income and Growth was higher (for its fiscal year ended January 31, 1998) than the expense ratio for each corresponding class of Income Builder (for its fiscal year ended September 30, 1998).

     2. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Income and Growth or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     3. The Board also took into consideration that absent the Reorganization, Income Builder will continue to compete for investor funds directly with Income and Growth. The Reorganization should allow for more concentrated selling efforts to the benefit of both Income and Growth and Income Builder shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     4. Shareholders would have expanded exchange privileges. Rather than being able to exchange their shares of Income and Growth only among the TCW/DW Funds offering multiple classes of shares and the Income and Growth Exchange Funds, Shareholders would be permitted to exchange their shares for shares of any of the Morgan Stanley Dean Witter Funds offering multiple classes of shares and the Income Builder Exchange Funds (the exchange privilege is subject to revision or termination at any time).

     The Board of Trustees of Income Builder, including a majority of the Independent Trustees of Income Builder, also have determined that the Reorganization is in the best interests of Income Builder and its shareholders and that the interests of existing shareholders of Income Builder will not be diluted as a result thereof. The transaction will enable Income Builder to acquire investment securities which are consistent with Income Builder's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Income Builder's portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the shareholders of Income and Growth, the shareholders of Income Builder may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that the application of the formula for determining the 12b-1 fee would, at least initially, result in somewhat higher 12b-1 fees for the combined Fund than Income Builder's current 12b-1 fee and that the Rule 12b-1 fees paid by Class C shareholders of Income Builder are higher than those paid by Class C shareholders of Income and Growth, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Income and Growth will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Income and Growth as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Income Builder on the Closing Date in exchange for the assumption by Income Builder of stated liabilities of Income and Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Income and Growth prepared by the Treasurer of Income and Growth as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Income Builder Shares; (ii) such Income Builder Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Income and Growth would be dissolved; and (iv) the outstanding shares of Income and Growth would be canceled.

     The number of Income Builder Shares to be delivered to Income and Growth will be determined by dividing the aggregate net asset value of each class of shares of Income and Growth acquired by Income Builder by the net asset value per share of the corresponding class of shares of Income Builder; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Income and Growth and Income Builder may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Income and Growth had an aggregate net asset value (not including any Cash Reserve of Income and Growth) of $100,000. If the net asset value per Class B share of Income Builder were $10 per share at the close of business on the Valuation Date, the number of Class B shares Income Builder to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Income Builder would be distributed to the former Class B shareholders of Income and Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Income and Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Income Builder Shares it receives. Each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, the Income Builder Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Income Builder will be distributed to holders of Class A, Class B, Class C and Class D shares of Income and Growth, respectively. Income Builder will cause its transfer agent to credit and confirm an appropriate number of Income Builder Shares to each Shareholder. Certificates for Income Builder Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Income Builder. Shareholders who wish to receive certificates representing their Income Builder Shares must, after receipt of their confirmations, make a written request to Income Builder's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Income and Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Income Builder; however, such Shareholders will not be able to redeem, transfer or exchange the Income Builder Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Income and Growth or Income Builder. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Income and Growth, which expenses are expected to approximate $97,000. Income and Growth and Income Builder will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Income and Growth and Income Builder. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach
of the Reorganization Agreement by the other party or if, by      , 1999, any
condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Income and Growth shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Income and Growth that received Income Builder Shares. Income and Growth shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Income Builder to Shareholders of record of Income and Growth.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Income and Growth (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Income Builder Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Income and Growth recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as a capital gain.

     Shareholders will continue to be able to redeem their shares of Income and Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Income and Growth thereafter will be treated as requests for redemption of shares of Income Builder.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Income and Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Income and Growth's investment company taxable income for all periods since the inception of Income and Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Income and Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Income and Growth and Income Builder have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Income Builder Shares received in the transaction that would reduce Shareholders' ownership of Income Builder Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Income and Growth shares as of the same date. Income and Growth and Income Builder have each further represented that, as of the Closing Date, Income and Growth and Income Builder will qualify as regulated investment companies.

     As a condition to the Reorganization, Income and Growth and Income Builder will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Income and Growth and Income Builder:

     1. The transfer of substantially all of Income and Growth's assets in exchange for the Income Builder Shares and the assumption by Income Builder of certain stated liabilities of Income and Growth followed by the distribution by Income and Growth of the Income Builder Shares to Shareholders in exchange for their Income and Growth shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Income and Growth and Income Builder will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Income Builder upon the receipt of the assets of Income and Growth solely in exchange for the Income Builder Shares and the assumption by Income Builder of the stated liabilities of Income and Growth;

     3. No gain or loss will be recognized by Income and Growth upon the transfer of the assets of Income and Growth to Income Builder in exchange for the Income Builder Shares and the assumption by Income Builder of the stated liabilities or upon the distribution of Income Builder Shares to Shareholders in exchange for their Income and Growth shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Income and Growth for the Income Builder Shares;

     5. The aggregate tax basis for the Income Builder Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Income and Growth held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Income Builder Shares to be received by each Shareholder will include the period during which the shares in Income and Growth surrendered in exchange therefor were held (provided such shares in Income and Growth were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Income and Growth acquired by Income Builder will be the same as the tax basis of such assets to Income and Growth immediately prior to the Reorganization; and

     8. The holding period of the assets of Income and Growth in the hands of Income Builder will include the period during which those assets were held by Income and Growth.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

     Income Builder shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Income Builder and transferable without restrictions and will have no preemptive rights. Class B shares of Income Builder, like Class B shares of Income and Growth, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the Income Builder and TCW/DW Income & Growth as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:






                                                                          NET ASSET
                                                             SHARES         VALUE
               CLASS A                    NET ASSETS      OUTSTANDING     PER SHARE
-------------------------------------   --------------   -------------   ----------
TCW/DW Income & Growth Fund .........   $     88,349           7,728      $ 11.43
Income Builder ......................   $ 12,300,188       1,073,862      $ 11.45
Combined Fund (pro forma) ...........   $ 12,388,537       1,081,578      $ 11.45
            CLASS B
--------------------------------------
TCW/DW Income & Growth ..............   $  8,927,127         781,025      $ 11.43
Income Builder ......................   $421,497,820      36,809,451      $ 11.45
Combined Fund (pro forma) ...........   $430,424,947      37,589,113      $ 11.45
            CLASS C
--------------------------------------
TCW/DW Income & Growth ..............   $ 47,957,979       4,191,798      $ 11.44
Income Builder ......................   $  5,845,733         511,572      $ 11.43
Combined Fund (pro forma) ...........   $ 53,803,712       4,707,371      $ 11.43
            CLASS D
--------------------------------------
TCW/DW Income & Growth ..............   $     11,662           1,019      $ 11.44
Income Builder ......................   $    772,030          63,011      $ 11.46
Combined Fund (pro forma) ...........   $    733,692          64,029      $ 11.46

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES


     Income and Growth and Income Builder each are funds that have similar although not identical investment objectives. The investment objective of Income and Growth is to generate high total return by providing a high level of current income and the potential for capital appreciation. The primary investment objective of Income Builder is to seek reasonable income. Growth of capital is a secondary objective. Income and Growth seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes debentures and preferred stocks; (3) common stocks; and
(4) U.S. Government Securities (securities issued or guaranteed by the United States or its agencies or instrumentalities. Income and Growth will invest at least 50% of its total assets in a combination of equity securities and fixed income securities with equity components. All fixed income securities without an equity component in which the fund invests have a weighted average life or a maturity date of ten years or less. Income Builder seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities, including common stock, preferred stock and convertible securities. The fund invests, under normal market conditions, primarily in common stocks of large-cap companies that have a record of paying dividends, and, in the opinion of the Investment Manager, have the potential of maintaining dividends, in preferred stocks and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager uses a value-oriented investment style in selecting securities for the fund's portfolio.


     Up to 35% of the total assets of Income and Growth may be invested in money market instruments. The fund may also invest without limit in junk bonds and Eurodollar convertible securities if the securities are convertible into listed U.S. securities or American Depository Receipts ("ADR's") and may invest up to 15% of its net assets in Eurodollar convertible securities that are convertible into unlisted foreign equity securities. The fund may also invest up to 5% of its net assets in warrants, including up to 2% of its net assets in warrants not listed on the New York Stock Exchange, and may invest up to 5% of its net assets in stock rights.


     Up to 35% of the assets of Income Builder may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives. The fund may invest up to 20% of its assets in junk bonds and up to 35% of its assets in U.S. Government securities and money market instruments. The fund may also invest up to 25% of its total assets in enhanced convertible securities, up to 10% in synthetic convertible securities and without limitation in exchangeable convertible bonds and exchangeable convertible preferred stock. The fund may invest up to 15% of its net assets in unlisted foreign securities.


     Income and Growth may engage in options and futures transactions. The fund may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies and may purchase and sell (write) options on the U.S. dollar and foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Income and Growth may write covered call options on portfolio securities and currencies without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and may invest in stock index options. The fund may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. The fund may purchase and sell interest rate and stock index futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges. Income Builder may not purchase or sell options or futures contracts.

     Both Income and Growth and Income Builder may invest up to 25% of its total assets at the time of purchase in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit).

     Both Income and Growth and Income Builder may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 15% of their respective total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this 15% limitation). Both funds may engage in lending portfolio securities.

     Additionally, both Income and Growth and Income Builder may invest in real estate investment trusts. Income Builder currently intends to limit its investments in real estate investment trusts to 10% of its assets, but may invest up to 20% in such securities. Income and Growth has no such limit. Income and Growth may invest in other investment companies up to the legal limits.

     The investment policies of both Income and Growth and Income Builder are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Income and Growth and Income Builder as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Income Builder may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by the United States Government, its agencies or instrumentalities; Income and Growth has no such restriction; (b) Income Builder may not purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; Income and Growth has no such restriction; (c) Income Builder may not invest in securities of any issuer, if in the exercise of reasonable diligence, the fund has determined that an officer or trustee/director of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (d) both funds are prohibited from purchasing or selling commodities; Income and Growth also may not purchase or sell commodities contracts, except that the Fund may purchase or sell futures contracts or options on futures; (e) both funds are prohibited from pledging assets except to secure permitted borrowings; and in the case of Income and Growth, for collateral arrangements with respect to initial or variation margin for futures, which are not deemed to be the pledge of assets;
(f) both funds are prohibited from issuing senior securities with certain exceptions; and (g) both funds are prohibited from purchasing securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities; Income and Growth provides an exception for the deposit or payment by the fund of initial or variation margin in connection with futures contracts, which is not considered the purchase of a security on margin.


                 ADDITIONAL INFORMATION ABOUT INCOME AND GROWTH
                              AND INCOME BUILDER


GENERAL

     For a discussion of the organization and operation of Income and Growth and Income Builder, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Income and Growth and Income Builder, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Manager and Adviser of Income and Growth, Investment Manager of Income Builder, and the Distributor of Income and Growth and Income Builder, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Income and Growth and Income Builder, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Income and Growth's and Income Builder's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Income and Growth's and Income Builder's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Income Builder's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended September 30, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Income and Growth, see its Annual Report for its fiscal year ended January 31, 1999.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Income Builder, for the year ended September 30, 1998 and Income and Growth, for the year ended January 31, 1999 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Income Builder will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about Income and Growth and Income Builder is available, as applicable, in the following documents which are incorporated herein by reference: (i) Income Builder's Prospectus dated November 25, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 4 to Income Builder's Registration Statement on Form N-1A (File Nos. 333-01995; 811-7575); (ii) Income Builder's Annual Report for its fiscal year ended September 30, 1998, accompanying this Proxy Statement and Prospectus; (iii) Income and Growth's Prospectus dated March 31, 1998, which Prospectus forms a part of Post-Effective Amendment No. 7 to Income and Growth's Registration Statement on Form N-1A (File Nos. 33-55218; 811-7372); and (iv) Income and Growth's Annual Report for its fiscal year ended January 31, 1999. The foregoing documents may be obtained without charge by calling
(800) 869-NEWS (toll-free).

     Income and Growth and Income Builder are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Income and Growth and Income Builder which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


                                OTHER BUSINESS

     Management of Income and Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary

             , 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND, a Massachusetts business trust ("Income Builder") and TCW/DW INCOME AND GROWTH FUND, a Massachusetts business trust ("Income and Growth").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Income Builder of substantially all of the assets of Income and Growth in exchange for the assumption by Income Builder of all stated liabilities of Income and Growth and the issuance by Income Builder of shares of beneficial interest, par value $0.01 per share (the "Income Builder Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Income and Growth in liquidation of Income and Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF CAPITAL APPRECIATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Income and Growth agrees to assign, deliver and otherwise transfer the Income and Growth Assets (as defined in paragraph 1.2) to Income Builder and Income Builder agrees in exchange therefor to assume all of Income and Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Income and Growth the number of Income Builder Shares, including fractional Income Builder Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Income and Growth Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Income and Growth, and any deferred or prepaid expenses shown as an asset on Income and Growth's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Income and Growth will provide Income Builder with a list of all of Income and Growth's assets to be assigned, delivered and otherwise transferred to Income Builder and of the stated liabilities to be assumed by Income Builder pursuant to this Agreement. Income and Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of Income Builder, acquire any additional securities other than securities of the type in which Income Builder is permitted to invest and in amounts agreed to in writing by Income Builder. Income Builder will, within a reasonable time prior to the Valuation Date, furnish Income and Growth with a statement of Income Builder's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Income Builder's investment objective, policies and restrictions. In the event that Income and Growth holds any investments that Income Builder is not permitted to hold, Income and Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Income and Growth and Income Builder, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Income Builder with respect to such investments, Income and Growth if requested by Income Builder will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Income and Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Income Builder will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Income and Growth prepared by the Treasurer of Income and Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Income and Growth may establish a cash reserve, which shall not exceed 5% of Income and Growth's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Income and Growth and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Income and Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Income and Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Income and Growth will distribute Income Builder Shares received by Income and Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Income and Growth Shareholders"). Each Income and Growth Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Income and Growth Shareholder. Accordingly, the Income Builder Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Income Builder will be distributed to holders of Class A, Class B, Class C and Class D shares of Income and Growth, respectively. Such distribution will be accomplished by an instruction, signed by Income and Growth's Secretary, to transfer Income Builder Shares then credited to Income and Growth's account on the books of Income Builder to open accounts on the books of Income Builder in the names of the Income and Growth Shareholders and representing the respective pro rata number of Income Builder Shares due such Income and Growth Shareholders. All issued and outstanding shares of Income and Growth simultaneously will be canceled on Income and Growth's books; however, share certificates representing interests in Income and Growth will represent a number of Income Builder Shares after the Closing Date as determined in accordance with paragraph 2.3. Income Builder will issue certificates representing Income Builder Shares in connection with such exchange only upon the written request of a Income and Growth Shareholder.

     1.6 Ownership of Income Builder Shares will be shown on the books of Income Builder's transfer agent. Income Builder Shares will be issued in the manner described in Income Builder's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Income Builder Shares in a name other than the registered holder of Income Builder Shares on Income and Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Income Builder Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Income and Growth is and shall remain the responsibility of Income and Growth up to and including the date on which Income and Growth is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Income and Growth shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Income and Growth as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Income and Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Income and Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Income Builder or their designee and Income Builder or its designee shall comply with applicable record retention requirements to which Income and Growth is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Income and Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Income and Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Income Builder's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an Income Builder Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Income Builder's then current Prospectus and Statement of Additional Information.

     2.3 The number of Income Builder Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Income and Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Income Builder (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Income and Growth shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Income Builder. Income Builder shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Income and Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Income Builder, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Income and Growth to the Custodian for the account of Income Builder on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Income Builder Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Income Builder and Income and Growth, accurate appraisal of the value of the net assets of Income Builder or the Income and Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Income and Growth shall deliver to Income Builder or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Income and Growth Shareholders and the number and percentage ownership of outstanding Income and Growth shares owned by each such Income and Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Income and Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Income Builder shall issue and deliver to such Secretary a confirmation evidencing delivery of Income Builder Shares to be credited on the Closing Date to Income and Growth or provide evidence satisfactory to Income and Growth that such Income Builder Shares have been credited to Income and Growth's account on the books of Income Builder. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF AMERICAN VALUE AND CAPITAL APPRECIATION

     4.1 Except as otherwise expressly provided herein with respect to Income and Growth, Income Builder and Income and Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Income Builder will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Income Builder Shares ("Registration Statement"). Income and Growth will provide Income Builder with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Income and Growth will further provide Income Builder with such other information and documents relating to Income and Growth as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Income and Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Income and Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Income Builder will furnish Income and Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Income Builder as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Income and Growth will assist Income Builder in obtaining such information as Income Builder reasonably requests concerning the beneficial ownership of Income and Growth shares.

     4.5 Subject to the provisions of this Agreement, Income Builder and Income and Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Income and Growth shall furnish or cause to be furnished to Income Builder within 30 days after the Closing Date a statement of Income and Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Income and Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Income and Growth shall furnish Income Builder, in such form as is reasonably satisfactory to Income Builder, a statement certified by Income and Growth's Treasurer of Income and Growth's earnings and profits for Federal income tax purposes that will be carried over to Income Builder pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Income and Growth (a) shall prepare and file all Federal and other tax returns and reports of Income and Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Income Builder agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Income Builder represents and warrants to Income and Growth as follows:

     (a) Income Builder is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Income Builder is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Income Builder have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Income Builder are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Income Builder is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Income Builder conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Income Builder is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of Income Builder's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Income Builder is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Income Builder or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Income Builder knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended September 30, 1998, of Income Builder certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Income and Growth), fairly present, in all material respects, Income Builder's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Income Builder (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Income Builder Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income Builder's current Prospectus incorporated by reference in the Registration Statement. Income Builder does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Income Builder, and this Agreement constitutes a valid and binding obligation of Income Builder enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Income Builder's performance of this Agreement;

     (j) Income Builder Shares to be issued and delivered to Income and Growth, for the account of the Income and Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Income Builder Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income Builder's current Prospectus incorporated by reference in the Registration Statement;


     (k) All material Federal and other tax returns and reports of Income Builder required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Income Builder's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Income Builder has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Income Builder to continue to meet the requirements of Subchapter M of the Code;

     (m) Since September 30, 1998 there has been no change by Income Builder in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Income Builder for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Income Builder) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Income and Growth represents and warrants to Income Builder as follows:

     (a) Income and Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Income and Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Income and Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Income and Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Income and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Income and Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Income and Growth is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Income and Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Income and Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Income and Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Income and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Income and Growth for the year ended January 31, 1999, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Income Builder) fairly present, in all material respects, Income and Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Income and Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Income and Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Income and Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income and Growth's current Prospectus incorporated by reference in the Registration Statement. Income and Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Income Builder pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Income and Growth, and subject to the approval of Income and Growth's shareholders, this Agreement constitutes a valid and binding obligation of Income and Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Income and Growth's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Income and Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Income and Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Income and Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Income and Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Income and Growth will have good and valid title to the Income and Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Income and Growth which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Income Builder will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Income and Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

   Income Builder Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Income and Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Income and Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Income and Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Income and Growth is not acquiring Income Builder Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL APPRECIATION

     The obligations of Income and Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by Income Builder of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Income Builder contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Income Builder shall have delivered to Income and Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Income and Growth and dated as of the Closing Date, to the effect that the representations and warranties of Income Builder made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Income and Growth shall reasonably request;

     6.3 Income and Growth shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Income Builder, dated as of the Closing Date, to the effect that:

     (a) Income Builder is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Income Builder is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Income Builder and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Income and Growth, is a valid and binding obligation of Income Builder enforceable against Income Builder in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Income Builder Shares to be issued to Income and Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Income Builder's Prospectus), and no shareholder of Income Builder has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Income Builder's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Income Builder of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Income Builder's 12b-1 plan of distribution from those described in Income Builder's Prospectus dated November 25, 1998 and Statement of Additional Information dated November 25, 1998.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN VALUE

     The obligations of Income Builder to complete the transactions provided for herein shall be subject, at its election, to the performance by Income and Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Income and Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Income and Growth shall have delivered to Income Builder at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Income Builder and dated as of the Closing Date, to the effect that the representations and warranties of Income and Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Income Builder shall reasonably request;

     7.3 Income and Growth shall have delivered to Income Builder a statement of the Income and Growth assets and its liabilities, together with a list of Income and Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Income and Growth;

     7.4 Income and Growth shall have delivered to Income Builder within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Income and Growth for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Income and Growth for the periods covered thereby, (b) for the period from January 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from January 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Income and Growth would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Income Builder shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Income and Growth, dated as of the Closing Date to the effect that:

     (a) Income and Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Income and Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Income and Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Income Builder, is a valid and binding obligation of Income and Growth enforceable against Income and Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Income and Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Income and Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Income and Growth Assets shall include no assets that Income Builder, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF INCOME AND GROWTH AND INCOME BUILDER

     The obligations of Income and Growth and Income Builder hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Income and Growth in accordance with the provisions of Income and Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Income Builder;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Income Builder or Income and Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Income Builder or Income and Growth;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Income and Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Income and Growth Shareholders all of Income and Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Income Builder and Income and Growth, which opinion may be relied upon by the shareholders of Income and Growth, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of Income and Growth's assets in exchange for Income Builder Shares and the assumption by Income Builder of certain stated liabilities of Income and Growth followed by the distribution by Income and Growth of Income Builder Shares to the Income and Growth Shareholders in exchange for their Income and Growth shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Income and Growth and Income Builder will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Income Builder upon the receipt of the assets of Income and Growth solely in exchange for Income Builder Shares and the assumption by Income Builder of the stated liabilities of Income and Growth;

     (c) No gain or loss will be recognized by Income and Growth upon the transfer of the assets of Income and Growth to Income Builder in exchange for Income Builder Shares and the assumption by Income Builder of the stated liabilities or upon the distribution of Income Builder Shares to the Income and Growth Shareholders in exchange for their Income and Growth shares;

     (d) No gain or loss will be recognized by the Income and Growth Shareholders upon the exchange of the Income and Growth shares for Income Builder Shares;

     (e) The aggregate tax basis for Income Builder Shares received by each Income and Growth Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Income and Growth Shares held by each such Income and Growth Shareholder immediately prior to the Reorganization;

     (f) The holding period of Income Builder Shares to be received by each Income and Growth Shareholder will include the period during which the Income and Growth Shares surrendered in exchange therefor were held (provided such Income and Growth Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Income and Growth acquired by Income Builder will be the same as the tax basis of such assets to Income and Growth immediately prior to the Reorganization; and

     (h) The holding period of the assets of Income and Growth in the hands of Income Builder will include the period during which those assets were held by Income and Growth.

     Notwithstanding anything herein to the contrary, neither Income Builder nor Income and Growth may waive the conditions set forth in this paragraph 8.6.



9. FEES AND EXPENSES

     9.1 (a) Income Builder shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Income and Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Income and Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Income and Growth's obligations specified in this Agreement), Capital Appreciation's only obligation hereunder shall be to reimburse Income Builder for all reasonable out-of-pocket fees and expenses incurred by Income Builder in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Income Builder being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Income Builder's obligations specified in this Agreement), Income Builder's only obligation hereunder shall be to reimburse Income and Growth for all reasonable out-of-pocket fees and expenses incurred by Income and Growth in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Income and Growth hereunder shall not survive the dissolution and complete liquidation of Income and Growth in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Income and Growth and Income Builder;

     (b) by either Income Builder or Income and Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 1999; or

     (c) by either Income Builder or Income and Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Income and Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Income Builder or Income and Growth, or the trustees or officers of Income Builder or Income and Growth, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Income Builder or Income and Growth, or the trustees or officers of Income Builder or Income and Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Income Builder hereunder are solely those of Income Builder. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Income Builder shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Income Builder and signed by authorized officers of Income Builder acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Income and Growth hereunder are solely those of Income and Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Income and Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Income and Growth and signed by authorized officers of Income and Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                TCW/DW INCOME AND GROWTH FUND



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: President


                                MORGAN STANLEY DEAN WITTER INCOME
                                BUILDER FUND


                                By:  /s/ BARRY FINK
                                   --------------------------------------------

                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       Exhibit B

                         PROSPECTUS
                         NOVEMBER 25, 1998

                         Morgan Stanley Dean Witter Income Builder Fund (the
"Fund") is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is the secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio of income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

                         The Fund offers four classes of shares (each, a
"Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares -- Alternative Purchase Arrangements.")

                         This Prospectus sets forth concisely the information
you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


                         Morgan Stanley Dean Witter

                         Income Builder Fund
                         Two World Trade Center
                         New York, New York 10048
                         (212) 392-2550 or
                          869-NEWS (toll-free)

                         TABLE OF CONTENTS


Prospectus Summary/ 2

Summary of Fund Expenses/ 4
Financial Highlights/ 6
The Fund and its Management/ 9
Investment Objectives and Policies/ 9
 Risk Considerations/ 13
Investment Restrictions/ 17
Purchase of Fund Shares/ 18

Shareholder Services/ 29
Redemptions and Repurchases/ 32
Dividends, Distributions and Taxes/ 33
Performance Information/ 34
Additional Information/ 35
Appendix/ 37


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         MORGAN STANLEY

                         DEAN WITTER DISTRIBUTORS INC.,
                         DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------------------------------------------------
The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund                open-end, diversified management investment company. Under normal market conditions, the
                    Fund will invest at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.
--------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 34). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
--------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase            EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares and shares of funds for which Morgan Stanley Dean Witter
                    Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 19).
--------------------------------------------------------------------------------------------------------------------------
Investment          The primary investment objective of the Fund is to seek reasonable income. Growth of capital is
Objective           the secondary objective.
--------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
Manager             wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $117.3 billion at October 31, 1998.
--------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the portion of daily
Fee                 net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding
                    $500 million (see page 9).
--------------------------------------------------------------------------------------------------------------------------
Distributor and     Morgan Stanley Dean Witter Distributors Inc. is the Distributor of the Fund's shares. The Fund has
Distribution        adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1
Fee                 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the
                    Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                    Class are currently each characterized as a service fee within the meaning of the National
                    Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
--------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        o  Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                    18, 22 and 27).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                   o  Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The
                   CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a
                   12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                   o  Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's
                   Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0%
                   of average daily net assets of the Class (see pages 18, 26 and 27).

                   o  Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                   ($25 million for certain qualified plans) and to certain other limited categories of investors. Class
                   D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fees (see pages 18, 26 and 27).
--------------------------------------------------------------------------------------------------------------------------
Dividends and      The Fund pays quarterly income dividends and distributes substantially all of any net short-term
Capital Gains      and net long-term capital gains at least once each year. The Fund may, however, determine to
Distributions      retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or
                   CDSC (see pages 29 and 33).
--------------------------------------------------------------------------------------------------------------------------
Redemption         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class
                   A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).
--------------------------------------------------------------------------------------------------------------------------
Risk               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio
Considerations     securities. Dividends payable by the Fund will vary in relation to the amounts of dividends earned on common stock and interest earned on fixed-income securities. The value of the Fund's convertible and fixed-income portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, including changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund may enter into repurchase agreements, may purchase foreign securities; securities on a when-issued and delayed delivery basis and may utilize certain investement techniques, all of which involve certain special risks (see pages 13-17).
--------------------------------------------------------------------------------------------------------------------------
Shareholder        Automatic Investment of Dividends and Distributions; Investment of Distributions Received in
Services           Cash; Systematic Withdrawal Plan; Exchange Privilege; EasyInvestSM; Tax-Sheltered Retirement
                   Plans (see page 29).
--------------------------------------------------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended September 30, 1998.


                                                               Class A         Class B         Class C       Class D
                                                               -------         -------         -------       -------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ...........................       5.25%(1)        None            None           None
Sales Charge Imposed on Dividend Reinvestments ...........       None            None            None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds) ...............................................       None(2)         5.00%(3)        1.00%(4)       None
Redemption Fees ..........................................       None            None            None           None
Exchange Fee .............................................       None            None            None           None

Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------

Management Fees ..........................................       0.75%           0.75%           0.75%          0.75%
12b-1 Fees (5) (6) .......................................       0.25%           0.88%           1.00%          None
Other Expenses ...........................................       0.17%           0.17%           0.17%          0.17%
Total Fund Operating Expenses ............................       1.17%           1.80%           1.92%          0.92%


----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").


(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

--------------------------------------------------------------------------------


Examples                                                                     1 year     3 years     5 years     10 years
--------                                                                     ------     -------     -------     --------
You would pay the following expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ...............................................................      $64        $88         $113        $187
  Class B ...............................................................      $68        $87         $117        $212
  Class C ...............................................................      $29        $60         $104        $224
  Class D ...............................................................      $ 9        $29         $ 51        $113
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ...............................................................      $64        $88         $113        $187
  Class B ...............................................................      $18        $57         $ 97        $212
  Class C ...............................................................      $19        $60         $104        $224
  Class D ...............................................................      $ 9        $29         $ 51        $113


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

     Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.





                                                                                                         For the period
                                                         For the year              For the year          June 26, 1996*
                                                             ended                     ended                through
                                                     September 30, 1998++     September 30, 1997**++   September 30, 1996
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.81                  $  10.23                $  10.00
                                                           --------                 --------                --------
Net investment income ...........................             0.50                      0.46                    0.08
Net realized and unrealized gain (loss) .........            (1.11)                     2.54                    0.23
                                                           --------                 --------                --------
Total from investment operations ................            (0.61)                     3.00                    0.31
                                                           --------                 --------                --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                    (0.41)                  (0.08)
 Net realized gain ..............................            (0.59)                    (0.01)                     --
                                                           --------                 --------                --------
Total dividends and distributions ...............            (1.02)                    (0.42)                  (0.08)
                                                           --------                 --------                --------
Net asset value, end of period ..................          $ 11.18                  $  12.81                $  10.23
                                                           ========                 ========                ========
TOTAL INVESTMENT RETURN+ ........................            (5.29)%                   29.83%                   3.10%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.80%(3)                  1.85%                   2.25%(2)
Net investment income ...........................             3.98%(3)                  4.16%                   3.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $416,909                  $358,973                $148,142
Portfolio turnover rate .........................               58%                       74%                      7%(1)



----------
 *   Commencement of operations.

 ** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------



                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.81                    $ 12.20
                                                           -------                    -------
Net investment income ...........................             0.59                       0.12
Net realized and unrealized gain (loss) .........            (1.12)                      0.61
                                                           -------                    -------
Total from investment operations ................            (0.53)                      0.73
                                                           -------                    -------
Less dividends and distributions from:
 Net investment income ..........................            (0.51)                     (0.12)
 Net realized gain ..............................            (0.59)                       --
                                                           -------                    -------
Total dividends and distributions ...............            (1.10)                     (0.12)
                                                           -------                    -------
Net asset value, end of period ..................          $ 11.18                    $ 12.81
                                                           =======                    =======
TOTAL INVESTMENT RETURN+ ........................            (4.67)%                     5.95%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.17%(3)                   1.28%(2)
Net investment income ...........................             4.61%(3)                   5.77%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $10,073                     $1,047
Portfolio turnover rate .........................               58%                        74%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.80                    $ 12.20
                                                         ---------                -----------
Net investment income ...........................             0.50                       0.10
Net realized and unrealized gain (loss) .........            (1.12)                      0.61
                                                         ---------                -----------
Total from investment operations ................            (0.62)                      0.71
                                                         ---------                -----------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                     (0.11)
 Net realized gain ..............................            (0.59)                        --
                                                         ---------                -----------
Total dividends and distributions ...............            (1.02)                     (0.11)
                                                         ---------                -----------
Net asset value, end of period ..................          $ 11.16                    $ 12.80
                                                         =========                ===========
TOTAL INVESTMENT RETURN+ ........................            (5.38)%                     5.79%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.92%(3)                   1.98%(2)
Net investment income ...........................             3.86%(3)                   4.61%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $ 5,630                    $   987
Portfolio turnover rate .........................               58%                        74%



----------
 *   The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------



                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $ 12.82                 $ 12.20
                                                          -------                 -------
Net investment income ...........................            0.64                    0.12
Net realized and unrealized gain (loss) .........           (1.15)                   0.62
                                                          -------                 -------
Total from investment operations ................           (0.51)                   0.74
                                                          -------                 -------
Less dividends and distributions from:
 Net investment income ..........................           (0.54)                  (0.12)
 Net realized gain ..............................           (0.59)                     --
                                                          -------                 -------
Total dividends and distributions ...............           (1.13)                  (0.12)
                                                          -------                 -------
Net asset value, end of period ..................         $ 11.18                 $ 12.82
                                                          =======                 =======
TOTAL INVESTMENT RETURN+ ........................           (4.46)%                  5.98%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................            0.92%(3)                0.96%(2)
Net investment income ...........................            4.86%(3)                5.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $  618                   $  21
Portfolio turnover rate .........................              58%                     74%



----------
 *   The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------


       Morgan Stanley Dean Witter Income Builder Fund (formerly named Dean Witter Income Builder Fund) (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on March 21, 1996.

       Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

       MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $112.8 billion at October 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

       The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.



       The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.



       As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. Effective May 1, 1998, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal year ended September 30, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of each Class amounted to 1.17%, 1.80%, 1.92% and 0.92% of the average daily net assets of Class A, Class B, Class C and Class D, respectively.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


       The primary investment objective of the Fund is to seek reasonable income. Growth of capital is the secondary objective. The objectives are fundamental policies of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objectives will be achieved.

       The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

       Common Stocks, Preferred Stocks and Securities Convertible into Common Stocks. The Fund will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the Fund's portfolio. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

       Lower Rated Fixed-Income Securities. The Fund also may invest up to 20% in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Fixed-income securities rated BBB by S&P or Baa by Moody's which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the Fund may invest does not include securities convertible into common stock. A description of fixed-income securities ratings is contained in the appendix to the Prospectus.

       Foreign Securities. The Fund may invest in equity securities of foreign issuers. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in securities of foreign issuers (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

       Corporate Notes and Bonds and U.S. Government Securities. A portion of the Fund's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

       The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization

("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the appendix to the Prospectus.

       The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

       Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

       There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

       In addition to the securities noted above, the Fund may invest in the following:

       When-Issued and Delayed Delivery Securities and Forward
Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for added risk disclosure.)

       When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

       Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

       A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

       Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

       Rule 144A Securities. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

       The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

       Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.


RISK CONSIDERATIONS

       The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

       Common Stocks, Preferred Stocks and Securities Convertible into Common Stocks. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

       The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

       To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilige.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

       The Fund may invest up to 25% of its total assets in "enhanced" convertible securities. En-hanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

       The Fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

       "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

       The Fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.


       Foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund may enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund may utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction.


       Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

       Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

       Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.


       Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


       Lower Rated Convertible and Fixed-Income Securities. A portion of the fixed-income and convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertibles and fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.


       During the fiscal year ended September 30, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:





                             PERCENTAGE OF
RATINGS                    TOTAL INVESTMENTS
-----------------------   ------------------
  AAA/Aaa .............           0.7%
  AA/Aa ...............           0.0%
  A/A .................           2.2%
  BBB/Baa .............           7.1%
  BB/Ba ...............           6.4%
  B/B .................          13.9%
  CCC/Caa .............           0.0%
  CC/Ca ...............           0.0%
  C/C .................           0.0%
  Unrated .............           4.9%

       Because of the special nature of the Fund's permitted investments in lower rated debt securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.


       Corporate Notes and Bonds and U.S. Government Securities. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

       Real Estate Investment Trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act. The Fund currently intends to invest up to 10%, but may invest up to 20% of its assets in real estate investment trusts.

       Repurchase Agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


       Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The

Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

       In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


       For additional risk disclosure, please refer to the "Investment Objectives and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.


PORTFOLIO MANAGEMENT


       The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and the Investment Manager's own analysis of factors it deems relevant. The Investment Manager also may use quantitative screens in the process of selecting portfolio securities.

       The Fund's portfolio is managed within MSDW Advisors' Growth and Income Group, which manages 20 equity funds and fund portfolios with approximately $32.9 billion in assets as of October 31, 1998. Paul D. Vance and Peter M. Avelar, Senior Vice Presidents of MSDW Advisors and members of MSDW Advisors' Growth and Income Group, have been the primary portfolio co-managers of the Fund since its inception and January 1998, respectively, and have been portfolio managers with MSDW Advisors for over five years.

       Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio turnover rate is not expected to exceed 90%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of MSDW Advisors.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subse-quent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

           1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

           2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

           3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.


           4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Addi-tional Information for additional investment restrictions.)


       Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL



       The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

       The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange-ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


       The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Income Builder Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


       Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS

       The Fund offers several Classes of shares to investors designed to provide them with the flexibil-ity of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors. See "No Load Alternative--Class D Shares."

       Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

       Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

       Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


       Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.



       After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

       Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

       Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

       Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

       The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

       Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


       For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.



       Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.


       Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------------------------
                                                           CONVERSION
   CLASS          SALES CHARGE          12b-1 FEE           FEATURE
-----------------------------------------------------------------------------
     A        Maximum 5.25%               0.25%                No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%          B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically after
              to 0 after six years                       approximately
                                                         ten years
-----------------------------------------------------------------------------
     C        1.0% CDSC during             1.0%                No
              first year
-----------------------------------------------------------------------------
     D               None                  None                No
-----------------------------------------------------------------------------

       See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

       Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

       The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:




                                            SALES CHARGE
                                ------------------------------------
                                  PERCENTAGE OF        APPROXIMATE
       AMOUNT OF SINGLE          PUBLIC OFFERING      PERCENTAGE OF
         TRANSACTION                  PRICE          AMOUNT INVESTED
-----------------------------   -----------------   ----------------
Less than $25,000 ...........   5.25%                      5.54%
$25,000 but less
   than $50,000 .............   4.75%                      4.99%
$50,000 but less
   than $100,000 ............   4.00%                      4.17%
$100,000 but less
   than $250,000 ............   3.00%                      3.09%
$250,000 but less
   than $1 million ..........   2.00%                      2.04%
$1 million and over .........      0                          0

       Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


       Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

       Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


       The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


       Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


       Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


       (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

       (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

       (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

       (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

       (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and


       (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

       No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

       For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES


       Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


       Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:




           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
--------------------------------   ---------------------
First ..........................           5.0%
Second .........................           4.0%
Third ..........................           3.0%
Fourth .........................           2.0%
Fifth ..........................           2.0%
Sixth ..........................           1.0%
Seventh and thereafter .........           None


       In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:





           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
-------------------------------   ---------------------
First .........................           2.0%
Second ........................           2.0%
Third .........................           1.0%
Fourth and thereafter .........           None

       CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.


       In addition, the CDSC, if otherwise applicable, will be waived in the case of:

       (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

       (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA;


       (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants; and

       (4) certain redemptions pursuant to the Fund's Systematic Withdrawal Plan (see "Shareholder Services -- Systematic Withdrawal Plan.")


       With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

       Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


       If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

       Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

       Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES


       Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; (vi) investors who were shareholders of Dean Witter Retirement Series on September 11, 1998 (with respect to additional purchases for their former Dean Witter Retirement Series accounts); and (vii) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION

       The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.


       Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current sharehold-ers; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


       For the fiscal year ended September 30, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $3,886,869, which amount is equal to 0.88% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended September 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $18,844 and $41,480, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

       In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $18,378,964 at September 30, 1998, which was equal to 4.41% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

       In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $16,788 in the case of Class C at December 31, 1997, which was equal to 0.72% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



DETERMINATION OF NET ASSET VALUE

       The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

       In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


       Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


       Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


       EasyInvestSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

       Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the

Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annually or annual amount.

       A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

       Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/ $1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

       Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

       Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.



EXCHANGE PRIVILEGE


       Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


       An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

       No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


       Additional Information Regarding Exchanges.

Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

       The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


       If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


       The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


       Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.

       Additional information on the above is available from a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or from the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

       Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

       Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or another Selected Broker-Dealer.

       The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


       Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


       Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

       Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestsm, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

       Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute substantially all of the Fund's net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

       All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher (see "Shareholder Services--Automatic Investment of Dividends and Distributions").


       Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


       Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.


       The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.



       After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


       Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield for each Class.

       From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "aver-age annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

       In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Index and the Lehman Brothers Government/ Corporate Bond Index).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

       The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

       Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an ad-vance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.



       Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.


       Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa     Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Fixed-income securities which are rated Aa are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade fixed-
        income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba      Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B       Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                           COMMERCIAL PAPER RATINGS


     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.


     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                         FIXED-INCOME SECURITY RATINGS


     A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.



AAA     Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA      Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A       Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB     Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

        Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB      Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B       Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

Cl      The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.



A-1     indicates that the degree of safety regarding timely payment is very strong.

A-2     indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3     indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                 BOND RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH")


     The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.


     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.


     Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.


     In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.


     Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.



AAA     rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA      rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A       rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB     rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB      rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B       rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC     rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC      rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       rated bonds are in imminent default in payment of interest and/or principal.

                              SHORT-TERM RATINGS


     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:





Fitch-1+     (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1      (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2      (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3      (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S      (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D            (Default) Issues assigned this rating are in actual or imminent payment default.

LOC          This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                               LONG-TERM RATINGS

DUFF & PHELPS, INC.


     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.


     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.


     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).



RATING SCALE     DEFINITION
AAA              Highest credit quality. The risk factors are negligible, being only slightly more than risk-free
                 U.S. Treasury debt.

AA+              High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from

AA               time to time because of economic conditions.

AA-

A+               Protection factors are average but adequate. However, risk factors are more variable and

A                greater in periods of economic stress.

A-

BBB+             Below average protection factors but still considered sufficient for prudent investment.

BBB              Considerable variability in risk during economic cycles.

BBB-

BB+              Below investment grade but deemed likely to meet obligations when due. Present or

BB               prospective financial protection factors fluctuate according to industry conditions or

BB-              company fortunes. Overall quality may move up or down frequently within this category.

B+               Below investment grade and possessing risk that obligations will not be met when due.

B                Financial protection factors will fluctuate widely according to economic cycles, industry

B-               conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC              Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD               Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP               Preferred stock with dividend arrearages.

                              SHORT-TERM RATINGS


     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.


     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


A. CATEGORY 1:   HIGH GRADE

Duff 1+          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1           Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff-            High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. CATEGORY 2:   GOOD GRADE

Duff 2           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. CATEGORY 3:   SATISFACTORY GRADE

Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. CATEGORY 4:   NON-INVESTMENT GRADE

Duff 4           Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. CATEGORY 5:   DEFAULT

Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

Morgan Stanley Dean Witter
Income Builder Fund

Two World Trade Center
New York, New York 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President


Peter M. Avelar

Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Morgan Stanley Dean Witter Trust FSB

Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER


Morgan Stanley Dean Witter Advisors Inc.



MORGAN STANLEY

DEAN WITTER
INCOME BUILDER
FUND


PROSPECTUS -- NOVEMBER 25, 1998

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND         Two World Trade Center,
LETTER TO THE SHAREHOLDERS September 30, 1998          New York, New York 10048


DEAR SHAREHOLDER:

The recent twelve-month period was very volatile for financial markets around the world. Domestic equity markets peaked in the middle of July and then began to fall as concerns regarding the impact that global financial problems might have on the U.S. economy began to weigh heavily on market sentiment. At the same time, interest rates continued their decline, inflation remained in check and the dollar strengthened further.


PERFORMANCE AND PORTFOLIO

The downturn experienced by the equity market toward the end of this reporting period was evident in the performance of Morgan Stanley Dean Witter Income Builder Fund. During the period under review, the Fund's Class A shares returned -- 4.67 percent, Class B shares returned -- 5.29 percent, Class C shares returned -- 5.38 percent and Class D shares returned -- 4.46 percent. The performance of the Fund's four share classes varies, because each class has different expenses. At the same time, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 9.06 percent and the Lipper Equity Income Funds Index (Lipper Index) returned 1.29 percent. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from June 26, 1996 through September 30, 1998, versus similar investments in the issues that comprise the S&P 500 and the Lipper Index.

The Fund's underperformance relative to the Lipper Index was largely due to the Fund's lack of exposure to high-technology stocks, its underweighting in the financial sector and its exposure to convertible securities. The Fund, for the most part, avoids investing in high technology because these stocks generally pay little, if any, dividends and therefore do not contribute to the Fund's primary investment objective, that of providing shareholders with reasonable income. During periods of strong equity market performance, the Fund's tilt toward yield dampened performance relative to its benchmarks. However, the income stream

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
LETTER TO THE SHAREHOLDERS September 30, 1998, continued


produced by the Fund's holdings was crucial in providing a cushion against the extreme volatility that we saw in the markets at the end of this fiscal period.


PORTFOLIO ASSET ALLOCATION

Since its inception on June 26, 1996, Morgan Stanley Dean Witter Income Builder Fund has maintained a target asset mix of 40 percent large-cap stocks, 30 percent convertible securities, 10 percent high-yield bonds, 10 percent investment-grade fixed-income issues and 10 percent real estate investment trusts (REITs).

Since inception the large-cap segment of the Fund has been nearly fully invested. At the end of the fiscal period this segment was well diversified, consisting of 49 stocks spread among 23 industry groups. Associates First Capital, a spin-off from Ford, was the only new common stock added during the period.

The convertible portion of the Fund underperformed the broader equity market during the fiscal year, primarily due to its heavy bias toward small- and mid-cap issues, which lagged those of large caps for most of the period. In addition, illiquidity in the convertible market and widening credit spreads among lower-quality issues have hurt performance in recent months. However, we believe that these conditions have rendered the convertible market overall, and the small-cap market in particular, attractively valued, both from a fixed-income and an equity appreciation perspective. We remain positive about the prospects for small caps over the long term and will continue to focus on this sector going forward.

The fixed-income portion of the Fund is structured to provide maximum current income while minimizing exposure to interest-rate movement. This portion of the Fund performed as expected and helped to reduce overall portfolio volatility during the year.

Real estate investment trusts (REITs) have performed poorly during most of calendar 1998 as concerns over property acquisition pricing, overbuilding and access to capital markets have caused many investors to avoid the group. Dividend yields, however, are relatively high, with many stocks trading below their underlying real-estate value. The Fund dedicates 10 percent of its net assets to REITs, split equally between common stocks and convertible securities.


LOOKING AHEAD

Going forward, we are convinced that the outlook for the economy and the financial markets remains favorable. We believe that, in such an environment, the Fund's broad diversification across asset classes will continue to provide shareholders with reasonable income and, secondarily, the potential for capital appreciation.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
LETTER TO THE SHAREHOLDERS September 30, 1998, continued


We appreciate your ongoing support of Morgan Stanley Dean Witter Income Builder Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FUND PERFORMANCE September 30, 1998


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]





                                 [LINE CHART]





PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                         CLASS B SHARES**
-----------------------------------------------------------------
PERIOD ENDED 9/30/98
---------------------------
1 Year                             (5.29)%(1)         (9.66)%(2)
Since Inception (6/26/96)          11.06%(1)           9.89%(2)

                         CLASS C SHARES++
-----------------------------------------------------------------
PERIOD ENDED 9/30/98
---------------------------
1 Year                             (5.38)%(1)         (6.25)%(2)
Since Inception (7/28/97)           0.09%(1)           0.09%(2)

                         CLASS A SHARES+
-----------------------------------------------------------------
PERIOD ENDED 9/30/98
---------------------------
1 Year                             (4.67)%(1)         (9.67)%(2)
Since Inception (7/28/97)           0.86%(1)          (3.67)%(2)

                         CLASS D SHARES++
-----------------------------------------------------------------
PERIOD ENDED 9/30/98
---------------------------
1 Year                             (4.46)%(1)
Since Inception (7/28/97)           1.06%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value after the deduction of a 3% contingent deferred sales charge
     (CDSC), assuming a complete redemption on September 30, 1998.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Equity Income Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Equity Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this index.
* For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**   The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+    The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
             COMMON STOCKS (45.4%)
             Accident & Health Insurance (0.8%)
  96,000     Torchmark Corp. ...................................   $  3,450,000
                                                                   ------------
             Apparel (0.8%)
 132,000     Kellwood Co. ......................................      3,547,500
                                                                   ------------
             Auto Parts -- Original Equipment (1.7%)
  97,000     Dana Corp. ........................................      3,619,312
  78,000     Johnson Controls, Inc. ............................      3,627,000
                                                                   ------------
                                                                      7,246,312
                                                                   ------------
             Building Materials (1.7%)
  70,000     Armstrong World Industries, Inc. ..................      3,745,000
  34,000     Vulcan Materials Co. ..............................      3,440,375
                                                                   ------------
                                                                      7,185,375
                                                                   ------------
             Clothing/Shoe/Accessory Chains (0.8%)
 157,000     Limited (The), Inc. ...............................      3,444,187
                                                                   ------------
             Consumer Electric/Appliances (0.8%)
  76,000     Whirlpool Corp. ...................................      3,572,000
                                                                   ------------
             Consumer Sundries (0.8%)
  92,000     American Greetings Corp. (Class A) ................      3,639,750
                                                                   ------------
             Containers/Packaging (0.8%)
 130,000     Crown Cork & Seal Co., Inc. .......................      3,477,500
                                                                   ------------
             Diversified Financial Services (0.7%)
  33,000     Providian Financial Corp. .........................      2,798,812
                                                                   ------------
             Electric Utilities: East (1.7%)
  92,000     New England Electric System .......................      3,818,000
  94,000     Public Service Enterprise Group, Inc. .............      3,695,375
                                                                   ------------
                                                                      7,513,375
                                                                   ------------
             Electric Utilities: South (0.9%)
 121,000     Houston Industries Inc. ...........................      3,766,125
                                                                   ------------
             Finance Companies (2.4%)
  55,000     Associates First Capital Corp. (Class A) ..........      3,588,750
  56,000     Fannie Mae ........................................      3,598,000
 105,000     SLM Holding Corp. .................................      3,405,936
                                                                   ------------
                                                                     10,592,686
                                                                   ------------
             Food Distributors (0.8%)
 156,000     Supervalu, Inc. ...................................      3,636,750
                                                                   ------------
             Home Building (0.8%)
 115,000     Fleetwood Enterprises, Inc. .......................      3,471,562
                                                                   ------------
             Life Insurance (1.1%)
  17,622     Aegon N.V. (ADR) (Netherlands) ....................      1,372,313
  59,000     Jefferson-Pilot Corp. .............................      3,569,500
                                                                   ------------
                                                                      4,941,813
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

NUMBER OF
 SHARES                                                               VALUE
------------------------------------------------------------------------------
             Major Banks (0.8%)
  116,000    KeyCorp ..........................................   $  3,349,500
                                                                  ------------
             Major Chemicals (3.3%)
   42,000    Dow Chemical Co. .................................      3,588,375
  123,000    Hercules, Inc. ...................................      3,697,688
   67,000    PPG Industries, Inc. .............................      3,655,688
  127,000    Rohm & Haas Co. ..................................      3,532,188
                                                                  ------------
                                                                    14,473,939
                                                                  ------------
             Major Pharmaceuticals (0.8%)
   35,000    Schering-Plough Corp. ............................      3,624,688
                                                                  ------------
             Major U.S. Telecommunications (3.4%)
   62,000    AT&T Corp. .......................................      3,623,125
   76,000    Bell Atlantic Corp. ..............................      3,681,250
   68,000    GTE Corp. ........................................      3,740,000
   69,000    U.S. West Communications Group, Inc. .............      3,618,188
                                                                  ------------
                                                                    14,662,563
                                                                  ------------
             Meat/Poultry/Fish (0.8%)
  132,000    Hormel Foods Corp. ...............................      3,572,250
                                                                  ------------
             Mid-Sized Banks (1.5%)
  192,000    First Security Corp. .............................      3,204,000
  126,000    First Tennessee National Corp. ...................      3,433,500
                                                                  ------------
                                                                     6,637,500
                                                                  ------------
             Motor Vehicles (2.4%)
   72,000    Chrysler Corp. ...................................      3,447,000
   74,500    Ford Motor Co. ...................................      3,496,844
   62,000    General Motors Corp. .............................      3,390,625
                                                                  ------------
                                                                    10,334,469
                                                                  ------------
             Multi-Line Insurance (0.8%)
   41,000    Lincoln National Corp. ...........................      3,372,250
                                                                  ------------
             Multi-Sector Companies (0.8%)
  105,000    Tenneco, Inc. ....................................      3,451,875
                                                                  ------------
             Natural Gas -- Distribution (0.9%)
   71,000    Consolidated Natural Gas Co. .....................      3,869,500
                                                                  ------------
             Newspapers (0.5%)
  136,344    Hollinger International, Inc. (Class A) ..........      1,959,945
                                                                  ------------
             Oil Refining/Marketing (0.8%)
   75,000    Ashland, Inc. ....................................      3,468,750
                                                                  ------------
             Other Metals/Minerals (0.9%)
  280,000    Cyprus Amax Minerals Co. .........................      3,710,000
                                                                  ------------
             Real Estate Investment Trust (5.3%)
   98,300    Boston Properties, Inc. ..........................      2,801,550
  120,000    Equity One, Inc. .................................      1,050,000
   59,250    Healthcare Realty Trust, Inc. ....................      1,510,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

NUMBER OF
 SHARES                                                                  VALUE
---------------------------------------------------------------------------------
  91,500     LTC Properties, Inc. ................................   $  1,595,531
 100,000     Meditrust Corp. .....................................      1,706,250
  92,377     MeriStar Hospitality Corp. ..........................      1,576,183
 200,000     Mid-Atlantic Realty Trust ...........................      2,700,000
  50,420     New Plan Excel Realty Trust .........................      1,175,416
 145,000     Reckson Associates Realty Corp. .....................      3,407,500
 208,800     Sunstone Hotel Investors, Inc. ......................      1,892,250
  68,800     Tanger Factory Outlet Centers, Inc. .................      1,560,900
  60,000     Trinet Corporate Realty Trust, Inc. .................      1,957,500
                                                                     ------------
                                                                       22,933,955
                                                                     ------------
             Savings & Loan Associations (2.4%)
 166,000     TCF Financial Corp. .................................      3,299,250
 148,000     Washington Federal, Inc. ............................      3,700,000
 102,000     Washington Mutual, Inc. .............................      3,423,375
                                                                     ------------
                                                                       10,422,625
                                                                     ------------
             Smaller Banks (0.9%)
  73,000     Wilmington Trust Corp. ..............................      3,723,000
                                                                     ------------
             Steel/Iron Ore (0.8%)
 150,000     USX-U.S. Steel Group, Inc. ..........................      3,581,250
                                                                     ------------
             Tobacco (1.7%)
  80,000     Philip Morris Companies, Inc. .......................      3,685,000
 120,000     UST, Inc. ...........................................      3,547,500
                                                                     ------------
                                                                        7,232,500
                                                                     ------------
             TOTAL COMMON STOCKS
             (Identified Cost $189,888,715) ......................    196,664,306
                                                                     ------------
             CONVERTIBLE PREFERRED STOCKS (19.2%)
             Accident & Health Insurance (0.5%)
  85,000     AmerUs Life Holdings, Inc. ..........................      2,061,250
                                                                     ------------
             Apparel (0.3%)
  30,500     Warnaco Group, Inc. $3.00 ...........................      1,220,000
                                                                     ------------
             Auto Parts (0.7%)
  94,000     BTI Capital Trust $3.25 -- 144A* ....................      1,880,000
  68,500     Walbro Capital Trust $2.00 ..........................      1,147,375
                                                                     ------------
                                                                        3,027,375
                                                                     ------------
             Books/Magazine (0.6%)
 130,000     Reader's Digest Association, Inc $1.93...............      2,705,625
                                                                     ------------
             Broadcasting (0.9%)
 109,700     Metromedia International Group, Inc. $3.625..........      2,495,675
 145,000     Triathlon Broadcasting Co. $0.945 ...................      1,377,500
                                                                     ------------
                                                                        3,873,175
                                                                     ------------
             Business Services (0.7%)
  63,000     Unisys Corp. (Series A) $3.75 .......................      2,984,625
                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
             Containers/Packaging (0.6%)
  70,000     Sealed Air Corp. (Series A) $2.00 .................................   $  2,528,750
                                                                                   ------------
             Finance (0.3%)
  39,200     Insignia Financing, Inc. $3.25.....................................      1,496,970
                                                                                   ------------
             Investment Bankers/Brokers/Services (0.9%)
  90,000     Merrill Lynch & Co., Inc. $2.39
             (exchangeable into IMC Global, Inc. common stock) .................      1,991,250
  25,800     Merrill Lynch & Co., Inc. $4.087
             (exchangeable into SunAmerica, Inc. common stock) .................      1,886,625
                                                                                   ------------
                                                                                      3,877,875
                                                                                   ------------
             Machinery (0.6%)
 117,000     Ingersoll-Rand Co. $1.688 .........................................      2,457,000
                                                                                   ------------
             Major U.S. Telecommunications (1.2%)
  44,100     Loral Space & Commmunications Ltd. $3.00 -- 144A* (Bermuda)              1,990,012
  47,000     Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda) ......      2,120,875
  27,000     Qualcomm Financial Trust $2.875 ...................................      1,128,951
                                                                                   ------------
                                                                                      5,239,838
                                                                                   ------------
             Movies/Entertainment (0.6%)
  70,000     Premier Parks, Inc. $4.05..........................................      2,730,000
                                                                                   ------------
             Non-U.S. Banks (1.5%)
 135,000     National Australia Bank, Ltd. $1.969 (Australia) (Units)++ ........      3,594,375
 111,500     WBK Strypes Trust $3.135...........................................      3,080,187
                                                                                   ------------
                                                                                      6,674,562
                                                                                   ------------
             Oil Refining/Marketing (0.7%)
 200,000     Tesoro Petroleum Corp. $1.16 ......................................      2,850,000
                                                                                   ------------
             Other Consumer Services (0.6%)
 100,000     Cendant Corp. $3.75 ...............................................      2,500,000
                                                                                   ------------
             Package Goods/Cosmetics (0.9%)
  72,000     Estee Lauder Co. $3.80 ............................................      3,960,000
                                                                                   ------------
             Property -- Casualty Insurance (0.5%)
 210,000     Philadelphia Consolidated Holding Co. $0.70 .......................      2,047,500
                                                                                   ------------
             Railroads (0.8%)
  75,000     Union Pacific Capital Trust $3.125 -- 144A* .......................      3,375,000
                                                                                   ------------
             Real Estate Investment Trust (3.1%)
  61,400     Camden Property Trust (Series A) $2.25 ............................      1,542,675
 182,000     FelCor Lodging Trust, Inc. (Series A) $1.95 .......................      3,913,000
 113,000     Merry Land & Investment Co., Inc. (Series C) $2.15 ................      2,973,313
  36,600     Rouse Co. (Series B) $3.00 ........................................      1,647,000
 140,000     SL Green Realty Corp. $2.00 .......................................      3,360,000
                                                                                   ------------
                                                                                     13,435,988
                                                                                   ------------
             Smaller Banks (0.9%)
 145,000     CNB Capital Trust I $1.50..........................................      3,878,750
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

NUMBER OF
 SHARES                                                                              VALUE
---------------------------------------------------------------------------------------------
             Steel/Iron Ore (0.7%)
 165,000     USX Corp. .....................................................     $  3,114,375
                                                                                 ------------
             Telecommunications (0.8%)
  67,500     EchoStar Communications Corp. (Series C) $3.375................        3,628,125
                                                                                 ------------
             Unregulated Power Generation (0.8%)
  81,000     CalEnergy Capital Trust $3.25..................................        3,371,625
                                                                                 ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Identified Cost $101,063,650).................................       83,038,408
                                                                                 ------------


 PRINCIPAL
 AMOUNT IN                                                     COUPON  MATURITY
 THOUSANDS                                                      RATE     DATE
-----------                                                    ------  --------
              CORPORATE BONDS (33.5%)
              CONVERTIBLE BONDS (12.1%)
              Assisted Living Services (0.7%)
 $  1,500     ARV Assisted Living, Inc. ....................    6.75%  04/01/06       868,500
    3,000     Emeritus Corp. -- 144A* ......................    6.25   01/01/06     2,099,460
                                                                                 ------------
                                                                                    2,967,960
                                                                                 ------------
              Auto Parts (2.0%)
    4,000     Mark IV Industries, Inc. -- 144A* ............    4.75   11/01/04     3,326,240
    3,000     MascoTech, Inc. ..............................    4.50   12/15/03     2,553,750
    2,700     Tower Automotive, Inc. -- 144A* ..............    5.00   08/01/04     2,592,000
                                                                                 ------------
                                                                                    8,471,990
                                                                                 ------------
              Books/Magazine (0.1%)
      640     Nelson (Thomas), Inc. ........................    5.75   11/30/99       635,341
                                                                                 ------------
              Cable/Cellular (0.7%)
    7,850     U.S. Cellular Corp. ..........................    0.00   06/15/15     2,983,157
                                                                                 ------------
              Clothing/Shoe/Accessory Chains (1.3%)
    4,400     Genesco Inc. -- 144A* ........................    5.50   04/15/05     2,549,492
    3,200     Saks Holdings, Inc. ..........................    5.50   09/15/06     3,168,000
                                                                                 ------------
                                                                                    5,717,492
                                                                                 ------------
              Finance (0.8%)
    4,000     Financial Federal Corp. -- 144A* .............    4.50   05/01/05     3,665,000
                                                                                 ------------
              Machinery (0.5%)
    2,300     Thermo Fibertek, Inc. -- 144A* ...............    4.50   07/15/04     2,110,250
                                                                                 ------------
              Major U.S. Telecommunications (0.8%)
    3,700     Bell Atlantic Financial Service -- 144A*......    4.25   09/15/05     3,590,147
      750     SA Telecommunications, Inc.
              -- 144A* (a) .................................   10.00   08/15/06        22,500
                                                                                 ------------
                                                                                    3,612,647
                                                                                 ------------
              Managed Health Care (1.1%)
    4,400     Concentra Managed Care, Inc. -- 144A*.........    4.50   03/15/03     2,824,272
    5,400     Phymatrix Corp. ..............................    6.75   06/15/03     2,052,000
                                                                                 ------------
                                                                                    4,876,272
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                     COUPON        MATURITY
 THOUSANDS                                                      RATE           DATE          VALUE
-----------------------------------------------------------------------------------------------------
              Medical Electronics (0.4%)
  $ 2,100     ThermoTrex Corp. .............................    3.25%        11/01/07      $1,523,508
                                                                                           ----------
              Office Equipment & Supplies (0.7%)
    4,750     Danka Business Systems, PLC
                (United Kingdom) .............................    6.75         04/01/02     3,090,492
                                                                                           ----------
              Real Estate Investment Trust (1.6%)
    3,800     Capstar Hotel Corp. ..........................    4.75         10/15/04       2,539,426
    4,425     Capstone Capital Corp. .......................    6.55         03/14/02       4,211,892
                                                                                           ----------
                                                                                            6,751,318
                                                                                           ----------
              Services to the Health Industry (0.4%)
    1,380     Pharmaceutical Marketing Services, Inc.           6.25         02/01/03       1,204,354
      675     Pharmaceutical Marketing Services, Inc.
                (Eurobond) ...................................    6.25         02/01/03       590,625
                                                                                           ----------
                                                                                            1,794,979
                                                                                           ----------
              Shoe Manufacturing (1.0%)
    2,300     Nine West Group, Inc. ........................    5.50         07/15/03       1,520,507
    4,300     Nine West Group, Inc. -- 144A* ...............    5.50         07/15/03       2,842,687
                                                                                           ----------
                                                                                            4,363,194
                                                                                           ----------
              TOTAL CONVERTIBLE BONDS
              (Identified Cost $64,902,503) ..........................................     52,563,600
                                                                                           ----------
              NON-CONVERTIBLE BONDS (21.4%)
              Books/Magazine (0.7%)
    2,200     Big Flower Press, Inc. .......................    8.875        07/01/07       2,145,000
    1,000     Hollinger International Publishing, Inc.          9.25         02/01/06       1,025,000
                                                                                           ----------
                                                                                            3,170,000
                                                                                           ----------
              Broadcasting (2.0%)
    3,000     JCAC Inc. ....................................   10.125        06/15/06       3,285,000
    5,060     Young Broadcasting Corp. .....................   11.75         11/15/04       5,388,900
                                                                                           ----------
                                                                                            8,673,900
                                                                                           ----------
              Building Materials (0.7%)
    2,850     USG Corp. (Series B) .........................    9.25         09/15/01       3,113,824
                                                                                           ----------
              Cable/Cellular (3.8%)
   12,950     Continental Cablevision, Inc. ................   11.00         06/01/07      14,073,801
    2,000     Tele-Communications, Inc. ....................    9.25         04/15/02       2,259,520
                                                                                           ----------
                                                                                           16,333,321
                                                                                           ----------
              Casino/Gambling (1.0%)
    4,200     Casino Magic Finance Corp. ...................   11.50         10/15/01       4,200,000
                                                                                           ----------
              Diversified Financial Services (3.6%)
   14,060     Groupe Videotron Ltee (Canada) ...............   10.625        02/15/05      15,413,275
                                                                                           ----------
              Drug Store Chain (0.5%)
    1,950     Thrifty PayLess Holdings, Inc. ...............   12.25         04/15/04       2,132,813
                                                                                           ----------
              Major Chemicals (1.7%)
    7,000     Harris Chemical North America, Inc. ..........   10.75         10/15/03       7,245,000
                                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE            VALUE
----------------------------------------------------------------------------------------------------
              Managed Health Care (1.0%)
 $  4,000     Healthsouth Rehabilitation Corp. ............   9.50%      04/01/01       $  4,130,000
                                                                                        ------------
              Media Conglomerates (0.7%)
    3,000     Garden State Newspapers, Inc. ...............  12.00       07/01/04          3,240,000
                                                                                        ------------
              Miscellaneous (2.3%)
    6,960     Huntsman Polymers Corp. .....................  11.75       12/01/04          7,273,200
    2,900     Ivaco, Inc. (Canada) ........................  11.50       09/15/05          2,784,000
                                                                                        ------------
                                                                                          10,057,200
                                                                                        ------------
              Movies/Entertainment (0.5%)
    2,000     Time Warner, Inc. ...........................   9.625      05/01/02          2,269,180
                                                                                        ------------
              Specialty Steel (1.9%)
    8,000     AK Steel Corp. ..............................  10.75       04/01/04          8,320,000
                                                                                        ------------
              Textiles (1.0%)
    4,300     Dan River, Inc. .............................  10.125      12/15/03          4,450,500
                                                                                        ------------
              TOTAL NON-CONVERTIBLE BONDS
              (Identified Cost $95,138,077)........................................       92,749,013
                                                                                        ------------
              TOTAL CORPORATE BONDS
              (Identified Cost $160,040,580).......................................      145,312,613
                                                                                        ------------
              SHORT-TERM INVESTMENT (0.4%)
              REPURCHASE AGREEMENT
    1,701     The Bank of New York (dated
              09/30/98; proceeds $1,701,930) (b)
              (Identified Cost $1,701,694).................   5.00       10/01/98          1,701,694
                                                                                        ------------
              TOTAL INVESTMENTS
              (Identified Cost $452,694,639) (c).....................     98.5%          426,717,021
              OTHER ASSETS IN EXCESS OF LIABILITIES  ................      1.5             6,513,009
                                                                         -----          ------------
              NET ASSETS ............................................    100.0%         $433,230,030
                                                                         =====          ============

---------------------
ADR   American Depository Receipt.
 *    Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a)   Non-income producing security; bond in default.
(b)   Collateralized by $1,627,093 U.S. Treasury Note 6.25% due
      01/31/02 valued at $1,735,727.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,041,088 and the aggregate gross unrealized depreciation is $50,018,706, resulting in net unrealized depreciation of $25,977,618.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998

ASSETS:
Investments in securities, at value (identified cost $452,694,639)........   $426,717,021
Receivable for:
   Interest ..............................................................      4,016,177
   Investments sold ......................................................      3,162,862
   Dividends .............................................................        753,565
   Shares of beneficial interest sold ....................................        562,079
Deferred organizational expenses .........................................         89,536
Prepaid expenses and other assets ........................................         66,495
                                                                             ------------
  TOTAL ASSETS ...........................................................    435,367,735
                                                                             ------------
LIABILITIES:
Payable for:
   Investments purchased .................................................      1,025,876
   Plan of distribution fee ..............................................        357,189
   Shares of beneficial interest repurchased .............................        287,751
   Investment management fee .............................................        267,986
   Dividends and distributions to shareholders ...........................         91,008
Accrued expenses and other payables ......................................        107,895
                                                                             ------------
  TOTAL LIABILITIES ......................................................      2,137,705
                                                                             ------------
  NET ASSETS .............................................................   $433,230,030
                                                                             ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................   $434,715,783
Net unrealized depreciation ..............................................    (25,977,618)
Accumulated undistributed net investment income ..........................      3,454,171
Accumulated undistributed net realized gain ..............................     21,037,694
                                                                             ------------
  NET ASSETS .............................................................   $433,230,030
                                                                             ============
CLASS A SHARES:
Net Assets ...............................................................    $10,073,263
Shares Outstanding (unlimited authorized, $.01 par value).................        900,992
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
  MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 5.54% of net asset value) ......................         $11.80
                                                                                   ======
CLASS B SHARES:
Net Assets ...............................................................   $416,908,604
Shares Outstanding (unlimited authorized, $.01 par value) ................     37,280,650
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
CLASS C SHARES:
Net Assets ...............................................................     $5,630,261
Shares Outstanding (unlimited authorized, $.01 par value) ................        504,418
  NET ASSET VALUE PER SHARE ..............................................         $11.16
                                                                                   ======
CLASS D SHARES:
Net Assets ...............................................................       $617,902
Shares Outstanding (unlimited authorized, $.01 par value) ................         55,258
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended September 30, 1998

NET INVESTMENT INCOME:
INCOME
Interest ..................................................   $ 14,163,882
Dividends (net of $2,739 foreign withholding tax) .........     11,937,421
                                                              ------------
  TOTAL INCOME ............................................     26,101,303
                                                              ------------
EXPENSES
Plan of distribution fee (Class A shares) .................         18,844
Plan of distribution fee (Class B shares) .................      3,886,869
Plan of distribution fee (Class C shares) .................         41,480
Investment management fee .................................      3,387,158
Transfer agent fees and expenses ..........................        380,586
Registration fees .........................................        165,230
Shareholder reports and notices ...........................         66,522
Professional fees .........................................         50,805
Custodian fees ............................................         47,954
Organizational expenses ...................................         32,715
Trustees' fees and expenses ...............................         11,998
Other .....................................................         20,188
                                                              ------------
  TOTAL EXPENSES ..........................................      8,110,349
                                                              ------------
  NET INVESTMENT INCOME ...................................     17,990,954
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .........................................     21,800,391
Net change in unrealized appreciation .....................    (68,902,232)
                                                              ------------
  NET LOSS ................................................    (47,101,841)
                                                              ------------
NET DECREASE ..............................................   $(29,110,887)
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                        SEPTEMBER 30, 1998   SEPTEMBER 30, 1997*
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $ 17,990,954         $ 10,365,875
Net realized gain ....................................       21,800,391           17,728,044
Net change in unrealized appreciation ................      (68,902,232)          39,732,802
                                                           ------------         ------------
  NET INCREASE (DECREASE) ............................      (29,110,887)          67,826,721
                                                           ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................         (344,600)              (7,078)
   Class B shares ....................................      (15,186,529)          (9,398,309)
   Class C shares ....................................         (153,463)              (7,487)
   Class D shares ....................................          (16,323)                (193)
Net realized gain
   Class A shares ....................................         (264,926)                  --
   Class B shares ....................................      (18,061,378)            (157,191)
   Class C shares ....................................          (92,820)                  --
   Class D shares ....................................           (1,956)                  --
                                                           ------------         ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................      (34,121,995)          (9,570,258)
                                                           ------------         ------------
Net increase from transactions in shares of beneficial
  interest ...........................................      135,434,833          154,629,702
                                                           ------------         ------------
  NET INCREASE .......................................       72,201,951          212,886,165
NET ASSETS:
Beginning of period ..................................      361,028,079          148,141,914
                                                           ------------         ------------
  END OF PERIOD
   (Including undistributed net investment income of
   $3,454,171 and $1,125,380, respectively) ..........     $433,230,030         $361,028,079
                                                           ============         ============

--------------
*  Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common and preferred stocks as well as convertible securities. The Fund was organized as a Massachusetts business trust on March 21, 1996 and commenced operations on June 26, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $164,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $18,378,964 at September 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $1,076,184 and $4,960, respectively and received $99,718 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for year the ended September 30, 1998 aggregated $370,672,491 and $254,895,716, respectively.

For the year ended September 30, 1998, the Fund incurred $141,296 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $1,671,518 and $889,375, respectively.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


For the year ended September 30, 1998, the Fund incurred $6,600 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,100.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                  FOR THE YEAR                        FOR THE YEAR
                                                                      ENDED                              ENDED
                                                               SEPTEMBER 30, 1998                 SEPTEMBER 30, 1997*
                                                          -----------------------------       -----------------------------
                                                            SHARES            AMOUNT            SHARES            AMOUNT
                                                          ----------       ------------       ----------       ------------
CLASS A SHARES
Sold ................................................        887,465       $ 11,197,972           84,697       $  1,060,929
Reinvestment of dividends and distributions .........         26,670            324,319              297              3,779
Redeemed ............................................        (94,880)        (1,168,724)          (3,257)           (41,000)
                                                          ----------       ------------       ----------       ------------
Net increase - Class A ..............................        819,255         10,353,567           81,737          1,023,708
                                                          ----------       ------------       ----------       ------------
CLASS B SHARES
Sold ................................................     14,488,236        183,541,957       16,601,412        187,858,686
Reinvestment of dividends and distributions .........      2,214,603         27,031,378          629,815          7,297,503
Redeemed ............................................     (7,439,745)       (91,648,973)      (3,697,289)       (42,533,458)
                                                          ----------       ------------       ----------       ------------
Net increase - Class B ..............................      9,263,094        118,924,362       13,533,938        152,622,731
                                                          ----------       ------------       ----------       ------------
CLASS C SHARES
Sold ................................................        513,124          6,515,096           80,094          1,000,747
Reinvestment of dividends and distributions .........         17,520            213,338              519              6,601
Redeemed ............................................       (103,278)        (1,268,428)          (3,561)           (44,293)
                                                          ----------       ------------       ----------       ------------
Net increase - Class C ..............................        427,366          5,460,006           77,052            963,055
                                                          ----------       ------------       ----------       ------------
CLASS D SHARES
Sold ................................................         57,284            742,379            1,633             20,015
Reinvestment of dividends and distributions .........            492              6,014               15                193
Redeemed ............................................         (4,166)           (51,495)          --                --
                                                          ----------       ------------       ----------       ------------
Net increase - Class D ..............................         53,610            696,898            1,648             20,208
                                                          ----------       ------------       ----------       ------------
Net increase in Fund ................................     10,563,325       $135,434,833       13,694,375       $154,629,702
                                                          ==========       ============       ==========       ============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through September 30, 1997.


6. FEDERAL INCOME TAX STATUS

As of September 30, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $38,752.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                    FOR THE YEAR            FOR THE YEAR          JUNE 26, 1996*
                                                        ENDED                   ENDED                THROUGH
                                                SEPTEMBER 30, 1998++   SEPTEMBER 30, 1997**++   SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........         $12.81                   $10.23                 $10.00
                                                       ------                   ------                 ------
Net investment income ........................           0.50                     0.46                   0.08
Net realized and unrealized gain (loss) ......          (1.11)                    2.54                   0.23
                                                       ------                   ------                 ------
Total from investment operations .............          (0.61)                    3.00                   0.31
                                                       ------                   ------                 ------
Less dividends and distributions from:
 Net investment income .......................          (0.43)                   (0.41)                 (0.08)
 Net realized gain ...........................          (0.59)                   (0.01)                   --
                                                       ------                   ------                 ------
Total dividends and distributions ............          (1.02)                   (0.42)                 (0.08)
                                                       ------                   ------                 ------
Net asset value, end of period ...............         $11.18                   $12.81                 $10.23
                                                       ======                   ======                 ======
TOTAL INVESTMENT RETURN+ .....................          (5.29)%                  29.83%                  3.10%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................           1.80%(3)                 1.85%                  2.25%(2)
Net investment income ........................           3.98%(3)                 4.16%                  3.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......       $416,909                 $358,973               $148,142
Portfolio turnover rate ......................             58%                      74%                     7%(1)

-------------
 *     Commencement of operations.
** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                             FOR THE PERIOD
                                                       FOR THE YEAR          JULY 28, 1997*
                                                           ENDED                THROUGH
                                                   SEPTEMBER 30, 1998++   SEPTEMBER 30, 1997++
----------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $12.81                 $12.20
                                                          ------                 ------
Net investment income ...........................           0.59                   0.12
Net realized and unrealized gain (loss) .........          (1.12)                  0.61
                                                          ------                 ------
Total from investment operations ................          (0.53)                  0.73
                                                          ------                 ------
Less dividends and distributions from:
 Net investment income ..........................          (0.51)                 (0.12)
 Net realized gain ..............................          (0.59)                   --
                                                          ------                 ------
Total dividends and distributions ...............          (1.10)                 (0.12)
                                                          ------                 ------
Net asset value, end of period ..................         $11.18                 $12.81
                                                          ======                 ======
TOTAL INVESTMENT RETURN+ ........................          (4.67)%                 5.95%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses ........................................           1.17%(3)               1.28%(2)
Net investment income ...........................           4.61%(3)               5.77%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $10,073                 $1,047
Portfolio turnover rate .........................             58%                    74%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ............         $12.80                 $12.20
                                                          ------                 ------
Net investment income ...........................           0.50                   0.10
Net realized and unrealized gain (loss) .........          (1.12)                  0.61
                                                          ------                 ------
Total from investment operations ................          (0.62)                  0.71
                                                          ------                 ------
Less dividends and distributions from:
 Net investment income ..........................          (0.43)                 (0.11)
 Net realized gain ..............................          (0.59)                   --
                                                          ------                 ------
Total dividends and distributions ...............          (1.02)                 (0.11)
                                                          ------                 ------
Net asset value, end of period ..................         $11.16                 $12.80
                                                          ======                 ======
TOTAL INVESTMENT RETURN+ ........................          (5.38)%                 5.79%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................           1.92%(3)               1.98%(2)
Net investment income ...........................           3.86%(3)               4.61%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $5,630                   $987
Portfolio turnover rate .........................             58%                    74%

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                             FOR THE PERIOD
                                                       FOR THE YEAR          JULY 28, 1997*
                                                           ENDED                THROUGH
                                                   SEPTEMBER 30, 1998++   SEPTEMBER 30, 1997++
----------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............        $12.82                   $12.20
                                                         ------                   ------
Net investment income ...........................          0.64                     0.12
Net realized and unrealized gain (loss) .........         (1.15)                    0.62
                                                         ------                   ------
Total from investment operations ................         (0.51)                    0.74
                                                         ------                   ------
Less dividends and distributions from:
 Net investment income ..........................         (0.54)                   (0.12)
 Net realized gain ..............................         (0.59)                     --
                                                         ------                   ------
Total dividends and distributions ...............         (1.13)                   (0.12)
                                                         ------                   ------
Net asset value, end of period ..................        $11.18                   $12.82
                                                         ======                   ======
TOTAL INVESTMENT RETURN+ ........................         (4.46)%                   5.98%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................          0.92%(3)                 0.96%(2)
Net investment income ...........................          4.86%(3)                 5.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $618                      $21
Portfolio turnover rate .........................            58%                      74%

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder, at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 6, 1998

-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

During the year ended September 30, 1998, the Fund paid to its shareholders $0.06 per share from long-term capital gains. Of this $0.06 distribution, $0.04 is taxable as 28% rate gain and $0.02 is taxable as 20% rate gain. For such period, 39.97% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
INCOME BUILDER
FUND



[GRAPHIC]



ANNUAL REPORT
SEPTEMBER 30, 1998

PROSPECTUS

MARCH 31, 1998

TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in convertible securities, fixed-income securities and common stocks. The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components.

THE FUND MAY INVEST WITHOUT LIMITATION IN CONVERTIBLE AND FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS"), although the Fund will only invest in convertible and fixed-income securities rated at least B by either Moody's Investor's Service, Inc. or Standard & Poor's Corporation or, if not rated, determined to be of comparable quality. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED SECURITIES, AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares -- Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 31, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary /2
Summary of Fund Expenses /5
Financial Highlights /7
The Fund and its Management /10
Investment Objective and Policies /11
  Risk Considerations /12
Investment Restrictions /18
Purchase of Fund Shares /18
Shareholder Services /29
Repurchases and Redemptions /31
Dividends, Distributions and Taxes /32
Performance Information /33
Additional Information /34
Appendix /35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TCW/DW INCOME AND GROWTH FUND
Two World Trade Center
New York, New York 10048 (212) 392-2550 or
(800) 869-NEWS (toll free)

Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
------------------------------------------------------------------------------------------------
THE                The Fund is organized as a Massachusetts business trust, and is an open-end,
FUND               non-diversified management investment company investing primarily in convertible securities, fixed-income securities and common stocks.
------------------------------------------------------------------------------------------------
SHARES             Shares of beneficial interest with $0.01 par value (see page 34). The Fund
OFFERED            offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-26).
------------------------------------------------------------------------------------------------
MINIMUM            The minimum initial investment for each Class is $1,000 ($100 if the account
PURCHASE           is opened through EasyInvest-SM-). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the
                   Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Dean Witter Services Company Inc. serves as manager and TCW Funds
                   Management, Inc. serves as investment adviser will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------------------------------------------------------------------------------------
INVESTMENT         The investment objective of the Fund is to generate high total return by
OBJECTIVE          providing a high level of current income and the potential for capital appreciation.
------------------------------------------------------------------------------------------------
MANAGER            Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), is the Fund's Manager. The
                   Manager also serves as Manager to ten other investment companies which are advised by TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager and
                   InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies and other portfolios with assets of approximately $110 billion at February 28, 1998 (see page 10).
------------------------------------------------------------------------------------------------
ADVISER            TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser.
                   In addition to the Fund, the Adviser serves as investment adviser to ten other
                   TCW/DW Funds. As of February 28, 1998, the Adviser and its affiliates had over
                   $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily from institutional investors (see page 10).
------------------------------------------------------------------------------------------------
MANAGEMENT         The Manager receives a monthly fee at the annual rate of 0.45% of daily net
AND ADVISORY       assets, scaled down on assets over $500 million. The Adviser receives a
FEES               monthly fee at an annual rate of 0.30% of daily net assets, scaled down on assets over $500 million (see page 10).
------------------------------------------------------------------------------------------------
DISTRIBUTOR AND    Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a
DISTRIBUTION       distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the
FEE                "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class
                   B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and
                   0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and
                   27).
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ALTERNATIVE        Four classes of shares are offered:
PURCHASE
ARRANGEMENTS       o Class A shares are offered with a front-end sales charge, starting at 4.25%
                   and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 18, 22 and
                   27).

                   o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                   Class B shares are also subject to a 12b-1 fee assessed at the annual rate of
                   0.75% of the average daily net assets of Class B. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of TCW/DW
                   Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
                   Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                   o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.75% of average daily net assets of the Class. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated
                   Class C shares. Shares held before July 28, 1997 that have been designated
                   Class C shares are not subject to the 1.0% CDSC (see pages 26 and 27).

                   o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                   26 and 27).
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
DIVIDENDS          Income dividends are paid quarterly. Capital gains, if any, will be
AND CAPITAL        distributed at least annually. The Fund may, however, determine to retain all
GAINS              or part of any net long-term capital gains in any year for reinvestment.
DISTRIBUTIONS      Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash (see page 32). Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 29 and 32).
------------------------------------------------------------------------------------------------
REDEMPTION         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be redeemed involuntarily if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 31).
------------------------------------------------------------------------------------------------
RISK               The net asset value of the Fund's shares will fluctuate with changes in the
CONSIDERATIONS     market value of the Fund's portfolio securities. The value of the Fund's convertible and fixed-income portfolio securities generally increase or decrease due to changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in value, while a drop in interest rates will result in an increase in value. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal
                   Revenue Code. The Fund may invest up to 25% of its total assets in non-dollar denominated foreign securities, which may entail special risks (see page 11).
                   The Fund also may engage in options and futures transactions and may purchase securities on a when-issued, delayed delivery or "when, as and if issued"
                   basis, which involve certain additional risks (see page 12).
------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
               ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT
                           OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------
The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended January 31, 1998.

                                                                   CLASS A      CLASS B      CLASS C      CLASS D
                                                                   -------      -------      -------      -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)............................................        4.25%(1)     None         None         None
Sales Charge Imposed on Dividend Reinvestments...............        None         None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds)............        None(2)      5.00%(3)     1.00%(4)     None
Redemption Fees..............................................        None         None         None         None
Exchange Fee.................................................        None         None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------
Management and Advisory Fees.................................        0.75%        0.75%        0.75%        0.75%
12b-1 Fees (5) (6)...........................................        0.25%        0.75%        0.75%        None
Other Expenses...............................................        0.51%        0.51%        0.51%        0.51%
Total Fund Operating Expenses (7)............................        1.51%        2.01%        2.01%        1.26%

------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares"). Shares of the Fund held prior to July 28, 1997 that have been designated Class C shares are not subject to the 1.00% CDSC.
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares -- Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.75% distribution fee (see "Purchase of Fund Shares -- Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class B or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

--------------------------------------------------------------------------------

EXAMPLES                                                            1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------                                                            ------     -------      -------     --------
You would pay the following expenses on a $1,000 investment
  assuming (1) a 5% annual return and (2) redemption at the
  end of each time period:
    Class A...................................................        $57         $88         $121         $215
    Class B...................................................        $70         $93         $128         $234
    Class C...................................................        $30         $63         $108         $234
    Class D...................................................        $13         $40         $ 69         $152

You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of the period:
    Class A...................................................        $57         $88         $121         $215
    Class B...................................................        $20         $63         $108         $234
    Class C...................................................        $20         $63         $108         $234
    Class D...................................................        $13         $40         $ 69         $152

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares -- Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                      FOR THE PERIOD
                                                                                                        MARCH 31,
                                                                                                          1993*
                                                      FOR THE YEAR ENDED JANUARY 31,                     THROUGH
                                          -------------------------------------------------------      JANUARY 31,
                                           1998**++         1997           1996           1995             1994
                                          ----------     ----------     ----------     ----------     --------------
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period...............................  $    11.42     $    11.13     $     9.77     $    10.98         $   10.00
                                          ----------     ----------     ----------     ----------         ---------
    Net investment income...............        0.57           0.60           0.59           0.59              0.45
    Net realized and unrealized gain
     (loss).............................        0.96           0.84           1.37          (1.20)             1.02
                                          ----------     ----------     ----------     ----------         ---------
  Total from investment operations......        1.53           1.44           1.96          (0.61)             1.47
                                          ----------     ----------     ----------     ----------         ---------
  Less dividends and distributions from:
    Net investment income...............       (0.60)         (0.60)         (0.60)         (0.55)            (0.39)
    Net realized gain...................       (0.74)         (0.55)        --              (0.05)            (0.10)
                                          ----------     ----------     ----------     ----------         ---------
  Total dividends and distributions.....       (1.34)         (1.15)         (0.60)         (0.60)            (0.49)
                                          ----------     ----------     ----------     ----------         ---------
  Net asset value, end of period........  $    11.61     $    11.42     $    11.13     $     9.77         $   10.98
                                          ==========     ==========     ==========     ==========         =========
TOTAL INVESTMENT RETURN+................       14.03%         13.46%         20.52%         (5.59)%           15.06%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................        2.01%          2.02%          2.21%          2.04%             1.57%(2)(3)
  Net investment income.................        4.84%          5.19%          5.41%          5.83%             5.62%(2)(3)

SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands............................     $54,863        $60,941        $57,631        $55,335           $64,370
  Portfolio turnover rate...............          96%           102%            79%            88%               84%(1)
  Average commission rate paid..........     $0.0169        $0.0540             --             --                --

------------
*   COMMENCEMENT OF OPERATIONS.

** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES WHICH WERE ACQUIRED IN EXCHANGE FOR SHARES OF FUNDS FOR WHICH DEAN WITTER SERVICES COMPANY INC. SERVES AS MANAGER AND TCW FUNDS MANAGEMENT, INC. SERVES AS ADVISER ("TCW/DW FUNDS") OFFERED WITH A CONTINGENT DEFERRED SALES CHARGE ("CDSC") AND SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS THEREON, HAVE BEEN DESIGNATED CLASS C SHARES. SHARES HELD PRIOR TO JULY 28, 1997 WHICH WERE ACQUIRED IN EXCHANGE FOR SHARES OF A TCW/DW FUND SOLD WITH A CDSC, INCLUDING SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS THEREON, HAVE BEEN DESIGNATED CLASS B SHARES.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE MANAGER AND INVESTMENT ADVISER HAD NOT REIMBURSED ALL EXPENSES AND WAIVED THE MANAGEMENT FEE, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.00% AND 5.18%, RESPECTIVELY.

--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                JULY 28, 1997*
                                                                   THROUGH
                                                                 JANUARY 31,
                                                                    1998++
                                                                --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................          $ 11.81
                                                                      -------
    Net investment income...................................             0.31
    Net realized and unrealized gain........................             0.38
                                                                      -------
  Total from investment operations..........................             0.69
                                                                      -------
  Less dividends and distributions from:
    Net investment income...................................            (0.33)
    Net realized gain.......................................            (0.57)
                                                                      -------
  Total dividends and distributions.........................            (0.90)
                                                                      -------
  Net asset value, end of period............................          $ 11.60
                                                                      =======
TOTAL INVESTMENT RETURN+....................................             6.03%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................             1.54%(2)
  Net investment income.....................................             5.04%(2)

SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands...................              $28
  Portfolio turnover rate...................................               96%
  Average commission rate paid..............................          $0.0169

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................          $ 11.81
                                                                      -------
    Net investment income...................................             0.28
    Net realized and unrealized gain........................             0.38
                                                                      -------
  Total from investment operations..........................             0.66
                                                                      -------
  Less dividends and distributions from:
    Net investment income...................................            (0.30)
    Net realized gain.......................................            (0.57)
                                                                      -------
  Total dividends and distributions.........................            (0.87)
                                                                      -------
  Net asset value, end of period............................          $ 11.60
                                                                      =======
TOTAL INVESTMENT RETURN+....................................             5.80%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................             2.02%(2)
  Net investment income.....................................             4.58%(2)

SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands...................           $6,597
  Portfolio turnover rate...................................               96%
  Average commission rate paid..............................          $0.0169

------------
* THE DATE THE SHARES WERE FIRST ISSUED. CLASS B PARTICIPANTS WHO HELD SHARES PRIOR TO JULY 28, 1997 SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF CLASS C TO OBTAIN THE HISTORICAL PER SHARE AND RATIO INFORMATION OF THEIR SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                JULY 28, 1997*
                                                                   THROUGH
                                                                 JANUARY 31,
                                                                    1998++
                                                                --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................          $ 11.81
                                                                      -------
  Net investment income.....................................             0.32
  Net realized and unrealized gain..........................             0.39
                                                                      -------
  Total from investment operations..........................             0.71
                                                                      -------
  Less dividends and distributions from:
    Net investment income...................................            (0.34)
    Net realized gain.......................................            (0.57)
                                                                      -------
  Total dividends and distributions.........................            (0.91)
                                                                      -------
  Net asset value, end of period............................          $ 11.61
                                                                      =======
TOTAL INVESTMENT RETURN+....................................             6.21%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................             1.27%(2)
  Net investment income.....................................             5.33%(2)

SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands...................              $11
  Portfolio turnover rate...................................               96%
  Average commission rate paid..............................          $0.0169

------------
*   THE DATE THE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on November 23, 1992.

    Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

    The Manager acts as manager to ten other TCW/DW Funds. The Manager and InterCapital act in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $105.8 billion as of February 28, 1998. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

    The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

    TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The Adviser serves as investment adviser to ten other TCW/DW Funds in addition to the Fund. As of February 28, 1998, the Adviser and its affiliated companies had over $50 billion under management or committed to management, primarily from institutional investors.

    The Fund has retained the Adviser to invest the Fund's assets.

    The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's net assets up to $500 million, scaled down to 0.42% on assets over $500 million. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.30% to the Fund's net assets up to $500 million, scaled down to 0.28% on assets over $500 million. For the fiscal year ended January 31, 1998, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.45% and 0.30%, respectively, of the Fund's average daily net assets and total expenses of Class C amounted to 2.01% of the average daily net assets of Class
C. Shares of Class A, Class B and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fees of the Manager and the Adviser; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager or the Adviser under their respective Agreements with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to generate high total return by providing a high level of current income and the potential for capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its total assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities");
(2) other fixed-income securities, including bonds, notes, debentures and preferred stocks; (3) common stocks; and (4) U.S. Government securities (securities issued or guaranteed by the United States or its agencies or instrumentalities).

    The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components such as convertible securities and warrants. In addition, all fixed-income securities without an equity component in which the Fund invests will have a weighted average life or a maturity date of ten years or less.

    The Fund may invest in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds. Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Convertible and other fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will only invest in convertible and other fixed-income securities that are rated at least B by either S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. A description of fixed-income securities ratings is contained in the Appendix to this Prospectus.

PORTFOLIO CHARACTERISTICS

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. The Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for U.S. or foreign equity securities listed, or represented by American Depository Receipts listed, on a U.S. stock exchange. The Fund's investments in other Eurodollar convertible securities which are exchangeable for unlisted foreign equity securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    The Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. The Fund currently does not intend to invest more than 25% of its total assets in the securities of issuers in any one country outside the United States. For a discussion of the risks of foreign securities, see "Risk Considerations," below.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors affecting the creditworthiness of the underlying issuers, as well as changes in prevailing interest rates, none of which can be predicted. A decline in prevailing interest rates will generally increase the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities.

    HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and fixed-income securities, the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    For a discussion of the risks of the Fund's status as a non-diversified investment company, see "Other

Investment Policies," below. For a discussion of warrants and stock rights, see "Warrants and Stock Rights," below. For a discussion of the risks of options and futures transactions, see "Options and Futures Transactions," below.

    During the fiscal year ended January 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total debt investments, were as follows:

                                        PERCENTAGE OF
                                         TOTAL DEBT
               RATINGS                   INVESTMENTS
               -------                   -----------
AAA/Aaa..............................           2.0%
AA/Aa................................           1.9%
A/A..................................           8.4%
BBB/Baa..............................           7.8%
BB/Ba................................          15.2%
B/B..................................          37.8%
CCC/Caa..............................           0.0%
CC/Ca................................           0.0%
C/C..................................           0.0%
D....................................           0.0%
Unrated..............................          26.9%

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    The risks of other investment techniques which may be utilized by the Fund are described under "Other Investment Policies" and "Options and Futures Transactions" below.

WARRANTS AND STOCK RIGHTS

    The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest up to 5% of the value of its net assets in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

OTHER INVESTMENT POLICIES

    While the Fund invests primarily in the types of securities described above, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies; obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and, as such, is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.

When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular period in time, may be unable to find qualified institutional buyers in purchasing such securities.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may also purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporation Bond Index ("bond index" futures). The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) against changes in their prices.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of such risks.

    YEAR 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee, Mark Attanasio, Kevin A. Hunter and Melissa Weiler, Managing Directors of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Hunter and Ms. Weiler have been primary portfolio managers of the Fund since April, 1995 and Mr. Attanasio has been a portfolio manager of the Fund since March, 1996. Messrs. Hanisee and Hunter have been portfolio managers with affiliates of The TCW Group, Inc. for over five years. Mr. Attanasio has been a portfolio manager with the TCW Group Inc. and affiliates thereof since April, 1995. Prior thereto he was Co-Chief Executive Officer and Chief Portfolio Strategist of Crescent Corporation (April, 1991-April 1995). Ms. Weiler has been a portfolio manager with affiliates of The TCW Group, Inc. since April, 1995, and prior thereto was a Vice President and Portfolio Manager of Crescent Capital Corporation, an Investment Adviser, with which she had been affiliated since February 1992.

    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

    Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Manager or Adviser. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Under normal circumstances it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 150% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate, and thus, a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions.

    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements -- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Income and Growth Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial investment in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative -- Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Repurchases and Redemptions."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative -- Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.75% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative -- Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative -- Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative -- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative -- Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.75% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-------------------------------------------------------
                                           CONVERSION
  CLASS      SALES CHARGE     12b-1 FEE     FEATURE
-------------------------------------------------------
    A      Maximum 4.25%           0.25%       No
           initial sales
           charge reduced
           for purchases of
           $25,000 and over;
           shares sold
           without an
           initial sales
           charge generally
           subject to a 1.0%
           CDSC during first
           year.
-------------------------------------------------------
    B      Maximum 5.0% CDSC       0.75%  B shares
           during the first               convert to A
           year decreasing                shares
           to 0 after six                 automatically
           years                          after
                                          approximately
                                          ten years
-------------------------------------------------------
    C      1.0% CDSC during        0.75%       No
           first year
-------------------------------------------------------
    D            None            None          No
-------------------------------------------------------

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value,"

"Dividends, Distributions and Taxes" and "Shareholder Services -- Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE --
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative -- Class B Shares -- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                      SALES CHARGE
                           -----------------------------------
                            PERCENTAGE OF       APPROXIMATE
    AMOUNT OF SINGLE       PUBLIC OFFERING     PERCENTAGE OF
       TRANSACTION              PRICE         AMOUNT INVESTED
-------------------------  ----------------  -----------------
Less than $25,000........          4.25%             4.44%
$25,000 but less
 than $50,000............          4.00%             4.17%
$50,000 but less
 than $100,000...........          3.50%             3.63%
$100,000 but less
 than $250,000...........          2.75%             2.83%
$250,000 but less
 than $1 million.........          1.75%             1.78%
$1 million and over......             0                 0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other TCW/DW Multi-Class Funds. The sales charge payable on the purchase of the Class A shares of the Fund and the Class A shares of the other TCW/DW Multi-Class Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other TCW/DW Multi-Class Funds previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative -- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or Class A shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or other TCW/DW Multi-Class Funds or shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") acquired in exchange for Class A shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (an affiliate of the Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE --
CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

          YEAR SINCE
           PURCHASE              CDSC AS A PERCENTAGE
         PAYMENT MADE             OF AMOUNT REDEEMED
         ------------             ------------------
First..........................             5.0%
Second.........................             4.0%
Third..........................             3.0%
Fourth.........................             2.0%
Fifth..........................             2.0%
Sixth..........................             1.0%
Seventh and thereafter.........             None

    In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

          YEAR SINCE
           PURCHASE              CDSC AS A PERCENTAGE
         PAYMENT MADE             OF AMOUNT REDEEMED
         ------------             ------------------
First..........................             2.0%
Second.........................             2.0%
Third..........................             1.0%
Fourth and thereafter..........             None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement

Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self- directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of TCW/DW Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a TCW/DW Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services -- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a TCW/DW Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative -- Class B Shares -- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/DW Funds sold with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares held before July 28, 1997 that have been designated Class C shares are not subject to the 1.0% CDSC.

NO LOAD ALTERNATIVE -- CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other TCW/DW Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended January 31, 1998, Class C shares of the Fund accrued payments under the Plan amounting to $437,111, which amount is equal to 0.75% of the average daily net assets of Class C for the fiscal year. All shares held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon which have been designated Class B shares) have been designated Class C shares. For the fiscal period July 28, 1997 through January 31, 1998, the Class A and Class B shares of the Fund accrued payments under the Plan amounting to $23 and $21,976, respectively, which amounts on an annualized basis are equal to 0.25% and 0.75% of the average daily net assets of Class A and Class B, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above totalled $55,344 for Class B at January 31, 1998 which was equal to 0.84% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $8,405 in the case of Class C at December 31, 1997, which amount was equal to 0.02% of the net assets of Class C on such dates, and that there were no such expenses which may be reimbursed in the subsequent year in the Class A and Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end TCW/DW Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of TCW/DW North American Government Income Trust and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing six funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another TCW/DW Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the TCW/DW Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a TCW/DW Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a TCW/DW Multi-Class Fund (see "Purchase of Fund Shares"). In the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. The procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    REPURCHASES. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC. The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

    REDEMPTIONS. Shares of each Class of the Fund can be redeemed for cash at any time at net asset value per share next determined, less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account offered through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior calendar year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the applicable Class and all sales charges, which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    CODE OF ETHICS. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients;
(b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior to or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TCW/DW Income and
Growth Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
Robert M. Hanisee
Vice President
Kevin A. Hunter
Vice President
Mark Attanasio
Vice President
Melissa Weiler
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

TCW/DW
INCOME AND
GROWTH FUND

[LOGO]

PROSPECTUS
MARCH 31, 1998

         [ANNUAL REPORT FOR TCW/DW INCOME & GROWTH FUND DATED 1/31/99]




                          [TO BE FILED BY AMENDMENT]

TCW/DW Income & Growth Fund     Two World Trade Center, New York, New York 10048

Letter to the Shareholders July 31, 1998

DEAR SHAREHOLDER:

During the six-month period ended July 31, 1998, U.S. interest rates fell because of lower projected real GDP growth and the Asian financial crisis, which helped to push U.S. commodity prices significantly lower, placing further downward pressure on inflation. However, the TCW/DW Income and Growth Fund's advisor, TCW Funds Management, Inc. (TCW), remains concerned about accelerating wage rates and the overall increase in service sector prices. If the Asian economies begin to stabilize, the downward trend in inflation and interest rates could come to an end.

Investor concerns regarding Asia, in addition to weakening U.S. corporate profits, adversely affected small- and mid-cap issues during the period; however, many large caps posted significant gains. Convertible securities posted mixed results as the benefit of lower interest rates was somewhat offset by the poor equity performance of the small- and mid-cap companies that represent a significant portion of the convertible universe.

PERFORMANCE

For the six months ended July 31, 1998, TCW/DW Income and Growth Fund's Class C shares produced a total return of 3.18 percent compared to 15.18 percent for the Standard & Poor's Composite Stock Price Index (S&P 500), 2.81 percent for the Lehman Brothers Government/Corporate Bond Index and 1.65 percent for the Lipper Flexible Income Fund Average. For the same period, the Fund's Class A, B and D shares had total returns of 3.50 percent, 3.19 percent and 3.56 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

CONVERTIBLE SECURITIES

During the first half of 1998, the convertible portion of the Fund benefited from its holdings in media, health care and retailing, and from its underweighting in technology and energy. In the media area, AT&T's

TCW/DW Income & Growth Fund
acquisition of Telecommunications Inc. helped to drive the stock prices of cable companies to record levels. The Fund's holdings in Telecommunications Inc., Mediaone, Cox Communications and Time Warner all appreciated significantly. In addition, the Fund's holdings in the radio industry, such as Chancellor Broadcasting and Clear Channel Communications, also did well. In the health care sector, the Fund's positions in Elan, Omnicare, and Sepracor contributed positively to performance. The retail sector, driven by robust consumer spending over the past several months, was the strongest-performing sector. Some of the best performance was generated by retailers holding dominant positions within their niches, such as Costco, Home Depot, Staples and Rite Aid -- all of which were represented in the Fund during the period under review.

The positive performance of the Fund's convertible holdings in media and retailing were somewhat offset by declines in Cendant, Motorola and the assisted-living industry. Cendant's stock declined when accounting problems were found at its recently acquired holding CUC International. While the problems are serious, TCW believes they are now reflected in Cendant's valuation leading them to retain the position. Cendant is a high-quality credit with $1.3 billion in cash, and the company generates significant free cash flow. However, TCW liquidated the Fund's position in Motorola, because the problems at this company appear relatively long-term in nature. TCW also continues to believe in the long-term growth of the assisted-living industry and accordingly added slightly to the Fund's position in Sunrise Assisted Living.

During the period under review, TCW liquidated the Fund's positions in Omnicom, Sandoz, Chancellor Broadcasting, Staples and Cisco, because these convertibles appreciated significantly. The proceeds have been reallocated to more defensive convertibles, primarily in consumer staples and capital goods.

During the last few quarters, TCW has viewed both the new issue and secondary markets as expensive, but in the second quarter of 1998 this pattern began to reverse itself. As investors became more cautious about the prospects for the financial markets, they demanded more reasonable terms on new issues. This trend, which was most evident near the end of the second quarter, resulted in several deals being priced very attractively. In the secondary market, hedge funds were unable to guard against widening spreads and sold some of their positions. As losses became magnified by leverage, these funds were forced to sell securities quickly, which placed further downward pressure on the prices of many convertibles.

The convertible new-issue market was very active during the first half of 1998. In total, 103 new issues with a net value of $26.5 billion came to market. These figures significantly exceeded the 66 issues with a net value of $11.7 billion that were brought to market in the first half of 1997. The robust demand

TCW/DW Income & Growth Fund
from investors for convertibles kept terms relatively aggressive, particularly for speculative issuers. As a result, the Fund participated in only about one of every five new issues brought to market.

HIGH-YIELD BONDS

The volatility in the Asian financial markets and heightened concerns over U.S. economic growth resulted in a "flight to quality" by bond investors. Surging demand for U.S. Treasury bonds and investors' expectations that the Fed would leave rates unchanged at its June 30 meeting resulted in a Treasury market rally. However, this did not carry over to the high-yield market whose issues underperformed Treasuries during the period. This uncoupling of the investment-grade and below-investment-grade fixed-income markets was more deeply rooted than simply the high-yield market's traditional lag to movements in interest rates. High-yield investors' potential enthusiasm over lower rates was tempered by the prospects of an uptick in default rates and the corresponding increase in credit losses in their portfolios. Thus, lower-rated issues fared the worst during the period.

New issuance in the high-yield market continues to exceed all previously achieved levels -- the $56.4 billion issued in the second quarter brought first-half issuance to $106 billion. The amount of high-yield debt issued in the first half of 1998 far exceeds that of any year prior to 1997, and the market is on track to significantly outpace 1997's primary issuance of $126 billion. However, during the second quarter the bottom-tier component of new issuance eased somewhat. New high-yield offerings rated single-B and below fell from 75.4 percent of total new issuance in the first quarter to 66.3 percent in the second quarter. This drop is due in part to the slowdown in mutual fund cash inflows from $9.0 billion in the first quarter to $4.2 billion in the second, because mutual funds tend to be the largest purchasers of speculative high-yield issues.

LOOKING AHEAD

With the equity market volatile, household exposure to the market at high levels and no end in sight to the Asian crisis, TCW believes it is best to remain cautious. TCW will continue to follow the course charted at the beginning of the year by realizing profits on convertible positions that have appreciated significantly and investing the proceeds in more-defensive issues. While TCW remains tentative regarding technology and energy convertibles, they believe valuations are attractive and have begun to add positions selectively in these sectors. The high-yield portion of the Fund remains positioned to earn high current income while minimizing the incidence of credit loss in any economic environment. TCW will continue to focus on bonds issued by companies projected to easily meet their fixed-charge obligations going forward, with plenty of cushion to endure unforeseen sector or macroeconomic

TCW/DW Income & Growth Fund
downturns. TCW believes that their research-driven process emphasizing superior, upper-tier credits will continue to provide attractive returns as the economy runs its full cyclical course.

We appreciate your ongoing support of TCW/DW Income and Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
            CONVERTIBLE BONDS (31.9%)
            Aerospace (1.1%)
 $   345    Hexcel Corp. .........................   7.00%   08/01/03    $  373,414
     285    Morgan Stanley Group, Inc.+
             (exchangeable into Boeing Co. common
             stock)...............................   0.00    09/30/00       289,888
                                                                         ----------
                                                                            663,302
                                                                         ----------
            Auto Parts (1.2%)
     300    Magna International, Inc. - 144A*
             (Canada).............................   4.875   02/15/05       330,750
     345    Tower Automotive, Inc. - 144A*........   5.00    08/01/04       381,639
                                                                         ----------
                                                                            712,389
                                                                         ----------
            Biotechnology (0.5%)
      65    Centocor, Inc. .......................   4.75    02/15/05        63,622
     255    Centocor, Inc. - 144A*................   4.75    02/15/05       249,594
                                                                         ----------
                                                                            313,216
                                                                         ----------
            Business Services (1.0%)
     330    COREStaff, Inc. ......................   2.94    08/15/04       308,501
     295    Interim Services, Inc. ...............   4.50    06/01/05       290,852
                                                                         ----------
                                                                            599,353
                                                                         ----------
            Cable & Telecommunications (0.3%)
     190    Tele-Communications International,
             Inc. ................................   4.50    02/15/06       191,900
                                                                         ----------

            Commercial Services (0.5%)
     300    CUC International, Inc. - 144A*.......   3.00    02/15/02       279,534
                                                                         ----------

            Computer Software (0.6%)
     745    Network Associates, Inc. - 144A*......   0.00    02/13/18       350,813
                                                                         ----------

            Drugs (3.7%)
     810    Athena Neurosciences, Inc. - 144A*....   4.75    11/15/04     1,006,854
     400    Dura Pharmaceuticals, Inc. ...........   3.50    07/15/02       344,000
     430    Sepracor, Inc. - 144A*................   6.25    02/15/05       584,306
     260    Morgan Stanley Group, Inc.+
             (exchangeable into Johnson & Johnson
             Co. common stock)....................   2.00    03/29/02       320,289
                                                                         ----------
                                                                          2,255,449
                                                                         ----------
            Electronics - Semiconductors (0.5%)
     245    Analog Devices, Inc. .................   3.50    12/01/00       282,245
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Entertainment (2.3%)
 $   180    Action Performance
             Companies - 144A*....................   4.75%   04/01/05    $  165,127
   1,120    Clear Channel Communications, Inc. ...   2.625   04/01/03     1,233,277
                                                                         ----------
                                                                          1,398,404
                                                                         ----------
            Financial (0.9%)
     540    Swiss Life Finance Ltd. - 144A*.......   2.00    05/20/05       542,700
                                                                         ----------

            Healthcare Services (5.5%)
     490    Alternative Living Services, Inc. ....   5.25    12/15/02       567,655
     300    Assisted Living Concepts, Inc. .......   6.00    11/01/02       276,000
     360    Assisted Living Concepts,
             Inc. - 144A*.........................   5.625   05/01/03       307,451
     650    Concentra Managed Care,
             Inc. - 144A*.........................   4.50    03/15/03       553,923
     545    Omnicare, Inc. - 144A*................   5.00    12/01/07       656,044
     275    Quadramed Corp. - 144A*...............   5.25    05/01/05       297,905
     280    Quintiles Transportational
             Corp. - 144A*........................   4.25    05/31/00       341,905
     100    Sunrise Assisted Living, Inc. ........   5.50    06/15/02       104,482
     200    Sunrise Assisted Living,
             Inc. - 144A*.........................   5.50    06/15/02       208,964
                                                                         ----------
                                                                          3,314,329
                                                                         ----------
            Insurance (0.6%)
     285    American International Group, Inc. ...   2.25    07/30/04       370,500
                                                                         ----------

            Leisure (0.6%)
     570    News America Holdings, Inc. ..........   0.00    03/11/13       332,230
                                                                         ----------

            Leisure Time (0.4%)
     255    Speedway Motorsports, Inc. ...........   5.75    09/30/03       263,407
                                                                         ----------

            Miscellaneous (0.5%)
     290    Level One Communications, Inc. .......   4.00    09/01/04       309,372
                                                                         ----------

            Pollution Control (3.8%)
     295    Thermo Electron Corp. - 144A*.........   4.25    01/01/03       275,683
   1,000    U.S. Filter Corp. ....................   4.50    12/15/01     1,003,960
     775    Waste Management, Inc. ...............   4.00    02/01/02     1,024,945
                                                                         ----------
                                                                          2,304,588
                                                                         ----------
            Real Estate Investment Trust (0.7%)
     135    LTC Properties, Inc. .................   8.25    07/01/01       139,891
     370    Security Capital U.S.
             Realty - 144A*.......................   2.00    05/22/03       297,850
                                                                         ----------
                                                                            437,741
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Retail (2.1%)
 $   270    Charming Shoppes, Inc. ...............   7.50%   07/15/06    $  251,370
   1,045    Costco Companies, Inc. - 144A*........   0.00    08/19/17       741,752
     155    Home Depot, Inc. .....................   3.25    10/01/01       285,775
                                                                         ----------
                                                                          1,278,897
                                                                         ----------
            Technology (2.1%)
     265    Adaptec, Inc. - 144A*.................   4.75    02/01/04       200,594
     115    Adaptec, Inc. ........................   4.75    02/01/04        87,050
     360    Merrill Lynch & Co., Inc. ............   0.00    02/02/05       398,700
     525    Safeguard Scientifics, Inc. - 144A*...   6.00    02/01/06       588,657
                                                                         ----------
                                                                          1,275,001
                                                                         ----------
            Telecommunications (2.5%)
     440    Bell Atlantic Finance
             Service - 144A*......................   5.75    04/01/03       455,620
     275    Comverse Technology, Inc. - 144A*.....   4.50    07/01/05       281,314
     195    MRV Communications Inc. - 144A*.......   5.00    06/15/03       189,150
     415    Premiere Technologies, Inc. - 144A*...   5.75    07/01/04       286,155
     280    SmarTalk TeleServices, Inc. - 144A*...   5.75    09/15/04       239,663
      80    SmarTalk TeleServices, Inc. ..........   5.75    09/15/04        68,475
                                                                         ----------
                                                                          1,520,377
                                                                         ----------
            Transportation (0.5%)
     250    Blue Bird Body Co. (Shares B).........  10.75    11/15/06       272,500
                                                                         ----------

            TOTAL CONVERTIBLE BONDS
             (Identified Cost $18,272,713)............................   19,268,247
                                                                         ----------

            CORPORATE BONDS (49.5%)
            Aerospace (0.3%)
     150    Wyman-Gordon Co. .....................   8.00    12/15/07       153,000
                                                                         ----------

            Auto Parts (0.8%)
     225    Eagle Picher Industries, Inc. ........   9.375   03/01/08       227,813
     200    Hayes Wheels International, Inc. .....  11.00    07/15/06       225,000
                                                                         ----------
                                                                            452,813
                                                                         ----------
            Banks (0.3%)
      75    Chevy Chase Savings Bank..............   9.25    12/01/05        76,313
     125    Chevy Chase Savings Bank, F.S.B.......   9.25    12/01/08       126,875
                                                                         ----------
                                                                            203,188
                                                                         ----------
            Broadcast Media (0.9%)
     100    JCAC, Inc. ...........................  10.125   06/15/06       109,750
     145    Outdoor Communications, Inc. .........   9.25    08/15/07       150,800
     275    STC Broadcasting, Inc. ...............  11.00    03/15/07       304,563
                                                                         ----------
                                                                            565,113
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Building Materials (1.4%)
 $   225    American Standard Co. ................   7.375%  02/01/08    $  222,750
     100    MDC Holdings, Inc. ...................   8.375   02/01/08       101,375
     350    Nortek Inc. - 144A*...................   8.875   08/01/08       352,625
     150    Standard Pacific Corp. (Series A).....   8.00    02/15/08       149,625
                                                                         ----------
                                                                            826,375
                                                                         ----------
            Business Services (1.5%)
     631    American Pad & Paper Co. .............  13.00    11/15/05       353,360
     150    Federal Data Corp. ...................  10.125   08/01/05       154,500
     100    Pierce Leahy Command Co. - 144A*......   8.125   05/15/08        99,000
     300    Rental Service Corp. - 144A*..........   9.00    05/15/08       303,000
                                                                         ----------
                                                                            909,860
                                                                         ----------
            Business Services - Distributors
             (1.8%)
      75    American Business Information, Inc. -
             144A*................................   9.50    06/15/08        76,500
     100    Anthony Crane Rentals - 144A*.........  10.375   08/01/08       100,250
     150    Coinmach Corp. (Series D).............  11.75    11/15/05       165,750
     350    Iron Mountain, Inc. ..................  10.125   10/01/06       380,624
     350    Safety-Kleen Services - 144A*.........   9.25    06/01/08       362,250
                                                                         ----------
                                                                          1,085,374
                                                                         ----------
            Cable & Telecommunications (0.9%)
     200    Adelphia Communications Corp.
             (Series B)...........................   9.25    10/01/02       207,500
     100    Adelphia Communications Corp.
             (Series B)...........................   8.375   02/01/08       101,000
      60    Paging Network, Inc. .................  10.125   08/01/07        63,450
     150    Paging Network, Inc. .................  10.00    10/15/08       158,625
                                                                         ----------
                                                                            530,575
                                                                         ----------
            Cable/Cellular (1.5%)
      75    Century Communications................   9.50    03/01/05        81,750
      75    Century Communications................   8.75    10/01/07        80,250
     150    Classic Cable, Inc. - 144A*...........   9.875   08/01/08       156,750
      70    Comcast Cellular Holdings, Inc.
             (Series B)...........................   9.50    05/01/07        74,200
      25    CSC Holdings, Inc. ...................   9.875   05/15/06        27,313
     300    CSC Holdings, Inc. ...................   7.25    07/15/08       297,909
      50    CSC Holdings, Inc. (Series B).........   8.125   08/15/09        52,700
     125    CSC Holdings, Inc. ...................   7.625   07/15/18       124,473
                                                                         ----------
                                                                            895,345
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Chemicals (0.8%)
 $    60    Geo Specialty Chemicals - 144A*.......  10.125%  08/01/08    $   61,200
     100    Polymer Group Inc. - 144A*............   8.75    03/01/08       101,500
     300    Texas Petrochemicals Corp. ...........  11.125   07/01/06       322,500
                                                                         ----------
                                                                            485,200
                                                                         ----------
            Commercial Services (1.4%)
     150    Intermedia Communications, Inc.
             (Series B)...........................   8.50    01/15/08       152,250
     250    MasTec, Inc. (Series B)...............   7.75    02/01/08       243,750
     415    NEXTLINK Communications, Inc. ........   9.625   10/01/07       431,600
                                                                         ----------
                                                                            827,600
                                                                         ----------
            Communications Equipment (0.8%)
     175    Globalstar L.P./Capital Corp. ........  11.25    06/15/04       161,875
     325    Globalstar L.P./Capital Corp. ........  10.75    11/01/04       295,750
                                                                         ----------
                                                                            457,625
                                                                         ----------
            Consumer - Noncyclical (3.1%)
     225    Boyds Collection Ltd. - 144A*.........   9.00    05/15/08       225,000
     190    Cott Corp. (Canada)...................   9.375   07/01/05       195,225
     175    Holmes Products Corp. (Series B)......   9.875   11/15/07       178,063
     300    Home Interiors & Gift - 144A*.........  10.125   06/01/08       312,000
     475    International Home Foods, Inc. .......  10.375   11/01/06       523,687
     100    Revlon Consumer Products, Inc. .......   8.125   02/01/06       101,250
     300    Revlon Consumer Products, Inc. .......   8.625   02/01/08       306,749
                                                                         ----------
                                                                          1,841,974
                                                                         ----------
            Containers (1.3%)
     275    Huntsman Packaging Corp. .............   9.125   10/01/07       280,500
     275    Plastic Containers, Inc. (Series B)...  10.00    12/15/06       296,312
     225    U.S. Can Corp. .......................  10.125   10/15/06       233,438
                                                                         ----------
                                                                            810,250
                                                                         ----------
            Energy (0.5%)
     150    National Energy Group, Inc.
             (Series D)...........................  10.75    11/01/06       134,250
     154    Transamerican Energy (Series B).......  11.50    06/15/02       140,525
                                                                         ----------
                                                                            274,775
                                                                         ----------
            Entertainment (0.3%)
     150    Six Flags Entertainment Corp. ........   8.875   04/01/06       155,250
                                                                         ----------

            Entertainment/Gaming (1.6%)
     200    Boyd Gaming Corp. ....................   9.25    10/01/03       211,000
     115    Grand Casinos, Inc. ..................  10.125   12/01/03       125,925

                        See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
 $   450    Hard Rock Hotel Inc. - 144A*..........   9.25%   04/01/05    $  464,063
     175    Hollywood Park (Series B).............   9.50    08/01/07       178,500
                                                                         ----------
                                                                            979,488
                                                                         ----------
            Finance - Leasing (1.1%)
     290    Williams Scotsman, Inc. ..............   9.875   06/01/07       300,150
     295    Xerox Credit Corp. ...................   2.875   07/01/02       355,000
                                                                         ----------
                                                                            655,150
                                                                         ----------
            Financial Services (1.8%)
     300    Forest City Enterprises, Inc. ........   8.50    03/15/08       303,000
     700    GS Escrow Corp - 144A*................   7.125   08/01/05       699,125
      65    Nationwide Credit, Inc. - 144A*.......  10.25    01/15/08        65,163
                                                                         ----------
                                                                          1,067,288
                                                                         ----------
            Food Services (1.2%)
     325    Fred Meyer, Inc. .....................   7.45    03/01/08       327,191
      85    Jitney-Jungle Stores of America,
             Inc. ................................  12.00    03/01/06        96,688
     300    Jitney-Jungle Stores of America,
             Inc. ................................  10.375   09/15/07       325,500
                                                                         ----------
                                                                            749,379
                                                                         ----------
            Forest Products, Paper & Packaging
             (1.4%)
     125    Paperboard Industrial International,
             Inc. ................................   8.375   09/15/07       125,313
     225    Riverwood International Corp. ........  10.625   08/01/07       236,250
     435    Tembec Finance Corp. .................   9.875   09/30/05       461,100
                                                                         ----------
                                                                            822,663
                                                                         ----------
            Health Equipment & Services (0.4%)
     225    Prime Medical Services Inc. ..........   8.75    04/01/08       220,500
                                                                         ----------

            Health Services (0.6%)
     385    Integrated Health Services
             (Series A)...........................   9.50    09/15/07       394,625
                                                                         ----------

            Healthcare (0.7%)
     360    Dade International, Inc. (Series B)...  11.125   05/01/06       404,100
                                                                         ----------

            Hospital Management & Health
             Maintenance Organizations (0.2%)
     100    Rural Metro Corp. ....................   7.875   03/15/08        95,000
                                                                         ----------

            Industrials (0.8%)
     440    Diamond Offshore Drilling, Inc. ......   3.75    02/15/07       463,967
                                                                         ----------

            Lodging (3.2%)
     500    HMC Acquisition Properties
             (Series B)...........................   9.00    12/15/07       552,734
     900    HMH Properties, Inc. (Series B).......   7.875   08/01/08       896,624
      75    Signature Resorts, Inc. ..............   9.25    05/15/06        75,000

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
 $    75    Signature Resorts, Inc. ..............   9.75%   10/01/07    $   72,375
     400    Starwood Hotels & Resorts.............   7.375   11/15/15       372,632
                                                                         ----------
                                                                          1,969,365
                                                                         ----------
            Manufacturing (4.5%)
     200    Ametek Inc. - 144A*...................   7.20    07/15/08       199,296
     215    BE Aerospace, Inc. (Series B).........   8.00    03/01/08       217,150
     335    Communications & Power Industries,
             Inc. (Series B)......................  12.00    08/01/05       375,200
     275    Doskocil Manufacturing Co., Inc. .....  10.125   09/15/07       287,375
      50    Foamex L.P. ..........................   9.875   06/15/07        54,125
      60    GSI Group Inc. .......................  10.25    11/01/07        63,000
     100    International Wire Group (Series B)...  11.75    06/01/05       109,750
     500    Jordan Telecom Products (Series B)....   9.875   08/01/07       512,499
     150    Morris Materials Handling - 144A*.....   9.50    04/01/08       136,500
     350    Packaged Ice, Inc. ...................   9.75    02/01/05       360,500
     200    Telecommunication Techniques
             Co. - 144A*..........................   9.75    05/15/08       206,500
     175    Viasystems, Inc. - 144A*..............   9.75    06/01/07       168,875
                                                                         ----------
                                                                          2,690,770
                                                                         ----------
            Media Group (2.5%)
     500    Adams Outdoor Advertising, L.P. ......  10.75    03/15/06       549,999
      50    Chancellor Media Corp. ...............   9.375   10/01/04        52,688
     850    Chancellor Media Corp. (Series B).....   8.125   12/15/07       861,687
      25    Outdoor Systems, Inc. ................   8.875   06/15/07        26,688
                                                                         ----------
                                                                          1,491,062
                                                                         ----------
            Metals & Mining (1.5%)
     300    Geneva Steel Co. .....................  11.125   03/15/01       276,000
     300    Metal Management, Inc. - 144A*........  10.00    05/15/08       292,500
     200    P&L Coal Holdings Corp. - 144A*.......   8.875   05/15/08       207,750
     150    Wheeling-Pittsburg Corp. .............   9.25    11/15/07       153,750
                                                                         ----------
                                                                            930,000
                                                                         ----------
            Oil International - Exploration &
             Production (0.5%)
     275    Magnum Hunter Resources, Inc. ........  10.00    06/01/07       280,500
                                                                         ----------

            Paper & Forest Products (0.5%)
     300    Stone Container Corp. ................  10.75    10/01/02       319,125
                                                                         ----------

            Publishing (1.5%)
     175    American Media Operations, Inc. ......  11.625   11/15/04       187,250
     425    Garden State Newspapers (Series B)....   8.75    10/01/09       435,625

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
 $    50    Primedia, Inc. .......................   7.625%  04/01/08    $   49,250
     250    Von Hoffman Press, Inc. - 144A*.......  10.375   05/15/07       261,875
                                                                         ----------
                                                                            934,000
                                                                         ----------
            Restaurants (0.6%)
     225    American Restaurant Group,
             Inc. - 144A*.........................  11.50    02/15/03       225,000
     150    Perkins Family Restaurant, L.P.
             (Series B)...........................  10.125   12/15/07       159,563
                                                                         ----------
                                                                            384,563
                                                                         ----------
            Retail (2.5%)
     100    Cole National Group, Inc. ............   8.625   08/15/07       103,000
     100    Finlay Fine Jewelry Corp. ............   8.375   05/01/08       101,500
     346    Guitar Center Management..............  11.00    07/01/06       381,465
     100    Leslie's Poolmart.....................  10.375   07/15/04       105,000
     600    Michaels Stores, Inc. ................  10.875   06/15/06       662,999
     200    Zale Corp. (Series B).................   8.50    10/01/07       207,000
                                                                         ----------
                                                                          1,560,964
                                                                         ----------
            Semiconductors (0.5%)
     370    ST Microelectronics N.V. (France).....   0.00    06/10/08       306,175
                                                                         ----------

            Telecommunications (2.0%)
     150    Intermedia Communications, Inc.
             (Series B)...........................   8.875   11/01/07       154,875
     200    Level 3 Communications, Inc. .........   9.125   05/01/08       199,250
     825    Verio Inc. - 144A*....................  10.375   04/01/05       866,250
                                                                         ----------
                                                                          1,220,375
                                                                         ----------
            Textiles - Apparel (0.4%)
      50    Globe Manufacturing Corp. - 144A*.....  10.00    08/01/08        50,375
     175    Westpoint Stevens, Inc. - 144A*.......   7.875   06/15/08       178,938
                                                                         ----------
                                                                            229,313
                                                                         ----------
            Transportation (1.1%)
      75    Atlas Air, Inc. ......................  10.75    08/01/05        80,625
     550    Moran Transportation Co. .............  11.75    07/15/04       607,750
                                                                         ----------
                                                                            688,375
                                                                         ----------
            Utilities (0.8%)
     180    Cal Energy Co., Inc. .................   9.50    09/15/06       194,400
      75    Cal Energy Co., Inc. .................   7.63    10/15/07        74,990

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE         VALUE
------------------------------------------------------------------------------------
 $   100    Niagara Mohawk Power (Series F).......   7.625%  10/01/05   $   101,515
     125    Niagara Mohawk Power (Series G).......   7.75    10/01/08       128,726
                                                                         ----------
                                                                            499,631
                                                                         ----------
            TOTAL CORPORATE BONDS (Identified Cost $29,701,228).......   29,830,695
                                                                         ----------

NUMBER OF
 SHARES
---------

            CONVERTIBLE PREFERRED STOCKS (17.0%)
            Aerospace (0.4%)
  14,700    Cooper Industries, Inc. $0.81..............................     220,500
                                                                         ----------

            Banks (1.7%)
  10,500    CNB Capital Trust $1.50....................................     288,750
   4,000    St. George Bank Ltd. $4.50 - 144A*.........................     195,000
  18,000    WBK Trust (STRYPES) $3.35..................................     554,625
                                                                         ----------
                                                                          1,038,375
                                                                         ----------
            Cable & Telecommunications (3.8%)
  17,400    Houston Industries, Inc. $3.22.............................   1,361,550
   5,900    Mediaone Group Inc. $2.25..................................     600,694
   5,200    Mediaone Group Inc. $3.63..................................     302,900
                                                                         ----------
                                                                          2,265,144
                                                                         ----------
            Commercial Services (0.4%)
   6,600    Vanstar Financing Trust $3.375 - 144A*.....................     242,629
                                                                         ----------

            Consumer Services (1.6%)
   4,100    Cendant Corp. $0.65........................................     111,725
  25,800    Cendant Corp. $3.75........................................     848,175
                                                                         ----------
                                                                            959,900
                                                                         ----------
            Equipment (0.7%)
   8,000    United Rentals Trust $3.25 - 144A*.........................     400,000
                                                                         ----------

            Financial Services (0.7%)
  11,300    Merrill Lynch & Co., Inc. $3.12 (STRYPES) (exchangeable
             into Cox Cable Communications Inc. common stock)..........     465,424
                                                                         ----------

            Foods & Beverages (0.5%)
   6,400    Suiza Capital Trust II. $2.75 - 144A*......................     290,822
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

NUMBER OF
 SHARES                                                                     VALUE
------------------------------------------------------------------------------------
            Hotels (0.4%)
   4,900    Host Marriott Financial Trust $3.375 - 144A*...............  $  244,814
                                                                         ----------

            Insurance (1.0%)
  10,200    AmerUs Life Holdings, Inc. $2.21...........................     315,567
   2,800    Life Re Capital Trust II $3.96.............................     209,825
   9,500    Philadelphia Consolidated Holding Co. $0.70................      91,438
                                                                         ----------
                                                                            616,830
                                                                         ----------
            Medical Services (0.5%)
   6,000    Laboratory Corp. of America (Series A) $4.25...............     315,000
                                                                         ----------

            Oil & Gas Products (0.5%)
   4,200    Occidental Petroleum Corp. (Series A) $3.00
             (exchangeable into Canadian Occidental Petroleum common
             stock)....................................................     280,875
                                                                         ----------

            Packaging & Bottling (0.5%)
   6,500    Sealed Air Corp. (Series A) $2.00..........................     290,063
                                                                         ----------

            Pollution Control (0.2%)
   3,800    Laidlaw One, Inc. (Canada) $1.22...........................     133,000
                                                                         ----------

            Publishing (0.6%)
  12,500    Readers Digest Association, Inc. $1.93.....................     337,500
                                                                         ----------

            Railroads (0.9%)
  12,000    Union Pacific Capital Trust $3.125 - 144A*.................     545,256
                                                                         ----------

            Restaurants (0.5%)
   5,400    Apple South Inc. $3.50 - 144A*.............................     282,150
                                                                         ----------

            Retail (1.0%)
   7,600    Dollar General (STRYPES) $3.35.............................     305,900
   5,200    Kmart Financing I $3.875...................................     322,400
                                                                         ----------
                                                                            628,300
                                                                         ----------
            Technology (1.1%)
   6,600    Morgan Stanley Group, Inc. $3.99+
             (exchangeable into Cisco Systems Inc. common stock).......     671,055
                                                                         ----------

            TOTAL CONVERTIBLE PREFERRED STOCKS (Identified Cost
            $9,108,846)................................................  10,227,637
                                                                         ----------

                       See Notes to Financial Statements

TCW/DW Income & Growth Fund

Portfolio of Investments July 31, 1998 (unaudited) continued

NUMBER OF                                                    EXPIRATION
WARRANTS                                                        DATE         VALUE
-------------------------------------------------------------------------------------
            WARRANT (a) (0.0%)
            Entertainment/Gaming
   4,685    Fitzgeralds Gaming Corp. - 144A*  (Identified
            Cost $21,083)..................................   12/19/98    $     9,370
                                                                          -----------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------

            SHORT-TERM INVESTMENT (2.4%)
            REPURCHASE AGREEMENT
 $ 1,440    The Bank of New York 5.50% due 08/03/98  (dated 07/31/98;
            proceeds $1,440,988) (b)  (Identified Cost $1,440,328).....     1,440,328
                                                                          -----------
            TOTAL INVESTMENTS (Identified Cost $58,544,198) (c)........

            LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.8)      (455,839)
                                                                 -----    -----------

            NET ASSETS.........................................  100.0%   $60,320,438
                                                                 -----    ===========
                                                                 100.8%    60,776,277

AMOUNT IN
THOUSANDS
---------
STRYPES  Structured yield product exchangeable for stock.
   *     Resale is restricted to qualified institutional investors.
   + Issuer is an affiliate of the Fund's Manager, Morgan Stanley Dean Witter Services Company Inc.
   (a)   Non-income producing security.
   (b) Collateralized by $1,138,381 U.S. Treasury Bond 11.125% due 08/15/03 valued at $1,469,134.
   (c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,930,056 and the aggregate gross unrealized depreciation is $1,697,977, resulting in net unrealized appreciation of $2,232,079.

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $58,544,198)..............................  $60,776,277
Receivable for:
    Investments sold........................................    1,335,724
    Interest................................................      915,760
    Dividends...............................................       29,826
    Shares of beneficial interest sold......................       16,791
Prepaid expenses and other assets...........................       35,579
                                                              -----------
    TOTAL ASSETS............................................   63,109,957
                                                              -----------
LIABILITIES:
Payable for:
    Investments purchased...................................    2,617,294
    Plan of distribution fee................................       39,148
    Shares of beneficial interest repurchased...............       38,952
    Management fee..........................................       23,509
    Investment advisory fee.................................       15,673
Accrued expenses and other payables.........................       54,943
                                                              -----------
    TOTAL LIABILITIES.......................................    2,789,519
                                                              -----------
    NET ASSETS..............................................  $60,320,438
                                                              ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $54,955,631
Net unrealized appreciation.................................    2,232,079
Accumulated undistributed net investment income.............      310,394
Accumulated undistributed net realized gain.................    2,822,334
                                                              -----------
    NET ASSETS..............................................  $60,320,438
                                                              ===========
CLASS A SHARES:
Net Assets..................................................      $62,993
Shares Outstanding (unlimited authorized, $.01 par value)...        5,477
    NET ASSET VALUE PER SHARE...............................       $11.50
                                                              ===========
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........       $12.01
                                                              ===========
CLASS B SHARES:
Net Assets..................................................   $7,894,339
Shares Outstanding (unlimited authorized, $.01 par value)...      686,564
    NET ASSET VALUE PER SHARE...............................       $11.50
                                                              ===========
CLASS C SHARES:
Net Assets..................................................  $52,352,093
Shares Outstanding (unlimited authorized, $.01 par value)...    4,549,528
    NET ASSET VALUE PER SHARE...............................       $11.51
                                                              ===========
CLASS D SHARES:
Net Assets..................................................      $11,013
Shares Outstanding (unlimited authorized, $.01 par value)...          957
    NET ASSET VALUE PER SHARE...............................       $11.51
                                                              ===========

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

STATEMENT OF OPERATIONS
For the six months ended July 31, 1998 (unaudited)
NET INVESTMENT INCOME:
INCOME
Interest....................................................  $ 1,786,783
Dividends...................................................      252,811
                                                              -----------

    TOTAL INCOME............................................    2,039,594
                                                              -----------

EXPENSES
Investment advisory fee.....................................      231,632
Plan of distribution fee (Class A shares)...................           41
Plan of distribution fee (Class B shares)...................       26,676
Plan of distribution fee (Class C shares)...................      200,171
Registration fees...........................................       73,637
Transfer agent fees and expenses............................       28,916
Shareholder reports and notices.............................       24,140
Professional fees...........................................       20,742
Trustees' fees and expenses.................................       15,952
Custodian fees..............................................       12,548
Organizational expenses.....................................        6,325
Other.......................................................        7,701
                                                              -----------

    TOTAL EXPENSES..........................................      648,481
                                                              -----------

    NET INVESTMENT INCOME...................................    1,391,113
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    2,826,909
Net change in unrealized appreciation.......................   (2,245,984)
                                                              -----------

    NET GAIN................................................      580,925
                                                              -----------

NET INCREASE................................................  $ 1,972,038
                                                              ===========

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX
                                                       MONTHS ENDED     FOR THE YEAR
                                                         JULY 31,           ENDED
                                                           1998       JANUARY 31, 1998*
---------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 1,391,113       $ 2,953,221
Net realized gain....................................    2,826,909         4,031,439
Net change in unrealized appreciation................   (2,245,984)          950,969
                                                       -----------       -----------
    NET INCREASE.....................................    1,972,038         7,935,629
                                                       -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares...................................       (1,113)             (582)
    Class B shares...................................     (159,344)         (144,769)
    Class C shares...................................   (1,192,722)       (2,979,361)
    Class D shares...................................         (280)             (290)

Net realized gain
    Class A shares...................................       (1,085)           (1,133)
    Class B shares...................................     (139,454)         (298,812)
    Class C shares...................................     (954,908)       (3,495,390)
    Class D shares...................................         (196)             (491)
                                                       -----------       -----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS................   (2,449,102)       (6,920,828)
                                                       -----------       -----------
Net decrease from transactions in shares of
 beneficial interest.................................     (700,817)         (457,056)
                                                       -----------       -----------
    NET INCREASE (DECREASE)..........................   (1,177,881)          557,745

NET ASSETS:
Beginning of period..................................   61,498,319        60,940,574
                                                       -----------       -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $310,394 and $272,740, respectively).............  $60,320,438       $61,498,319
                                                       ===========       ===========

--------------
* Class A, Class B and Class D shares were issued July 28, 1997.

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited)

1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees);

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited) continued

(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited) continued

either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 have been reimbursed. Such expenses were fully amortized as of March 30, 1998.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited) continued

Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B, and (iii) Class C -- up to 0.75% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and the preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited) continued

The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $131,714 at July 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended July 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.73%, respectively.

The Distributor has informed the Fund that for the six months ended July 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $23,479, and $2,205, respectively and received $637 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1998 aggregated $38,745,006 and $33,697,396, respectively.

Included in the aforementioned sales of portfolio securities are sales of Morgan Stanley Group Inc., an affiliate of the Manager, of $57,813, as well as realized gain of $2,625. The Fund's interest and dividend income included $2,585 and $13,167, respectively, from Morgan Stanley Group, Inc. securities.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

TCW/DW Income and Growth Fund

Notes to Financial Statements July 31, 1998 (unaudited) continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE SIX                   FOR THE YEAR
                                                                   MONTHS ENDED                      ENDED
                                                                  JULY 31, 1998               JANUARY 31, 1998+*
                                                              ----------------------       -------------------------
                                                                   (unaudited)
                                                               SHARES      AMOUNT            SHARES        AMOUNT
                                                              --------   -----------       ----------   ------------
CLASS A SHARES
Sold........................................................     4,891   $    58,330            2,751   $     33,065
Reinvestment of dividends and distributions.................       190         2,198              142          1,614
Redeemed....................................................    (2,005)      (23,937)            (492)        (5,989)
                                                              --------   -----------       ----------   ------------
Net increase - Class A......................................     3,076        36,591            2,401         28,690
                                                              --------   -----------       ----------   ------------
CLASS B SHARES
Sold........................................................   253,687     3,019,869          209,588      2,492,309
Reinvestment of dividends and distributions.................    21,281       247,761           32,187        368,173
Redeemed....................................................  (157,093)   (1,861,851)         (89,344)    (1,054,299)
                                                              --------   -----------       ----------   ------------
Net increase - Class B......................................   117,875     1,405,779          152,431      1,806,183
                                                              --------   -----------       ----------   ------------
CLASS C SHARES
Sold........................................................   199,227     2,368,848          912,536     10,493,055
Reinvestment of dividends and distributions.................   156,431     1,825,107          485,664      5,548,520
Redeemed....................................................  (533,009)   (6,337,618)      (1,590,764)   (18,344,299)
                                                              --------   -----------       ----------   ------------
Net decrease - Class C......................................  (177,351)   (2,143,663)        (192,564)    (2,302,724)
                                                              --------   -----------       ----------   ------------
CLASS D SHARES
Sold........................................................        --            --              848         10,014
Reinvestment of dividends and distributions.................        41           476               68            781
                                                              --------   -----------       ----------   ------------
Net increase - Class D......................................        41           476              916         10,795
                                                              --------   -----------       ----------   ------------
Net decrease in Fund........................................   (56,359)  $  (700,817)         (36,816)  $   (457,056)
                                                              ========   ===========       ==========   ============

--------------
+ On July 28, 1997, 416,258, shares representing $4,916,004 were transferred to
  Class B.

* For Class A, B and D shares, for the period July 28, 1997 (issue date) through January 31, 1998.

TCW/DW Income and Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                        FOR THE PERIOD
                                                 FOR THE SIX        FOR THE YEAR ENDED JANUARY 31,      MARCH 31, 1993*
                                                MONTHS ENDED    --------------------------------------      THROUGH
                                               JULY 31, 1998++  1998**++    1997      1996      1995    JANUARY 31, 1994
------------------------------------------------------------------------------------------------------------------------
                                                 (unaudited)
CLASS C SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.61        $11.42     $11.13    $ 9.77    $10.98       $10.00
                                                   ------        ------     ------    ------    ------       ------
Net investment income.........................       0.27          0.57       0.60      0.59      0.59         0.45
Net realized and unrealized gain (loss).......       0.10          0.96       0.84      1.37     (1.20)        1.02
                                                   ------        ------     ------    ------    ------       ------
Total from investment operations..............       0.37          1.53       1.44      1.96     (0.61)        1.47
                                                   ------        ------     ------    ------    ------       ------
Less dividends and distributions from:
 Net investment income........................      (0.26)        (0.60)     (0.60)    (0.60)    (0.55)       (0.39)
 Net realized gain............................      (0.21)        (0.74)     (0.55)       --     (0.05)       (0.10)
                                                   ------        ------     ------    ------    ------       ------
Total dividends and distributions.............      (0.47)        (1.34)     (1.15)    (0.60)    (0.60)       (0.49)
                                                   ------        ------     ------    ------    ------       ------
Net asset value, end of period................     $11.51        $11.61     $11.42    $11.13    $ 9.77       $10.98
                                                   ======        ======     ======    ======    ======       ======
TOTAL INVESTMENT RETURN+......................       3.18%(1)     14.03%     13.46%    20.52%    (5.59)%      15.06%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................       2.10%(2)      2.01%      2.02%     2.21%     2.04%        1.57%(2)(3)
Net investment income.........................       4.50%(2)      4.84%      5.19%     5.41%     5.83%        5.62%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......     $52,352       $54,863   $60,941   $57,631   $55,335      $64,370
Portfolio turnover rate.......................         58%(1)        96%       102%       79%       88%          84%(1)

--------------
 *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Manager and Investment Adviser had not reimbursed all expenses and waived the management fee, the above annualized expense and net investment income ratios would have been 2.00% and 5.18%, respectively.

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

                                                                                  FOR THE PERIOD
                                                                FOR THE SIX       JULY 28, 1997*
                                                               MONTHS ENDED          THROUGH
                                                              JULY 31, 1998++   JANUARY 31, 1998++
--------------------------------------------------------------------------------------------------
                                                                (unaudited)
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $11.60              $11.81
                                                                  ------              ------
Net investment income.......................................        0.30                0.30
Net realized and unrealized gain............................        0.11                0.39
                                                                  ------              ------
Total from investment operations............................        0.41                0.69
                                                                  ------              ------
Less dividends and distributions from:
 Net investment income......................................       (0.30)              (0.33)
 Net realized gain..........................................       (0.21)              (0.57)
                                                                  ------              ------
Total dividends and distributions...........................       (0.51)              (0.90)
                                                                  ------              ------
Net asset value, end of period..............................      $11.50              $11.60
                                                                  ======              ======
TOTAL INVESTMENT RETURN+....................................        3.50%(1)            6.03%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        1.58%(2)            1.54%(2)
Net investment income.......................................        5.11%(2)            5.04%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $63                 $28
Portfolio turnover rate.....................................          58%(1)              96%

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $11.60              $11.81
                                                                  ------              ------
Net investment income.......................................        0.27                0.28
Net realized and unrealized gain............................        0.10                0.38
                                                                  ------              ------
Total from investment operations............................        0.37                0.66
                                                                  ------              ------
Less dividends and distributions from:
 Net investment income......................................       (0.26)              (0.30)
 Net realized gain..........................................       (0.21)              (0.57)
                                                                  ------              ------
Total dividends and distributions...........................       (0.47)              (0.87)
                                                                  ------              ------
Net asset value, end of period..............................      $11.50              $11.60
                                                                  ======              ======
TOTAL INVESTMENT RETURN+....................................        3.19%(1)            5.80%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        2.12%(2)            2.02%(2)
Net investment income.......................................        4.50%(2)            4.58%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $7,894              $6,597
Portfolio turnover rate.....................................          58%(1)              96%

---------------------
 * The date the shares were first issued. Class B participants who held shares prior to July 28, 1997 should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       See Notes to Financial Statements

TCW/DW Income and Growth Fund

                                                                                 FOR THE PERIOD
                                                               FOR THE SIX       JULY 28, 1997*
                                                               MONTHS ENDED         THROUGH
                                                              JULY 31, 1998    JANUARY 31, 1998++
-------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........................      $11.61             $11.81
                                                                  ------             ------
Net investment income.......................................        0.31               0.32
Net realized and unrealized gain............................        0.10               0.39
                                                                  ------             ------
Total from investment operations............................        0.41               0.71
                                                                  ------             ------
Less dividends and distributions from:
 Net investment income......................................       (0.30)             (0.34)
 Net realized gain..........................................       (0.21)             (0.57)
                                                                  ------             ------
Total dividends and distributions...........................       (0.51)             (0.91)
                                                                  ------             ------
Net asset value, end of period..............................      $11.51             $11.61
                                                                  ======             ======
TOTAL INVESTMENT RETURN+....................................        3.56%(1)           6.21%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        1.37%(2)           1.27%(2)
Net investment income.......................................        5.24%(2)           5.33%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $11                $11
Portfolio turnover rate.....................................          58%(1)             96%

---------------------
 *  The date the shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       See Notes to Financial Statements

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Robert M. Hanisee
Vice President

Kevin A. Hunter
Vice President

Mark L. Attanasio
Vice President

Melissa V. Weiler
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Morgan Stanely Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.





TCW/DW

INCOME AND
GROWTH FUND


SEMIANNUAL REPORT
JULY 31, 1998

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND


                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") to be issued pursuant to an Agreement and Plan of Reorganization, dated February 25, 1999, between Income Builder and TCW/DW Income and Growth Fund ("Income and Growth"), in connection with the acquisition by Income Builder of substantially all of the assets, subject to stated liabilities, of Income and Growth. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related
Proxy Statement and Prospectus, dated March   , 1999. A copy of the Proxy
Statement and Prospectus may be obtained without charge by mailing a written request to Income Builder at Two World Trade Center, New York, New York 10048 or by calling Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS (TOLL
FREE). Please retain this document for future reference.






    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MARCH   , 1999.

                               TABLE OF CONTENTS

                                                          PAGE
                                                         -----
INTRODUCTION .........................................   B-3
ADDITIONAL INFORMATION ABOUT INCOME BUILDER ..........   B-3
FINANCIAL STATEMENTS .................................   B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated March   , 1999
(the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Income and Growth shareholders in connection with the solicitation of proxies by the Board of Trustees of Income and Growth to be voted at the Special Meeting of Shareholders of Income and Growth to be held on June 8, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Income Builder dated November 25, 1998 and the Statement of Additional Information of Income and Growth dated March 31, 1998.


                  ADDITIONAL INFORMATION ABOUT INCOME BUILDER


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Income Builder's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in Income Builder's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Income Builder, see "The Fund and its Management" and "Trustees and Officers" in Income Builder's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Income Builder's investment manager, see "The Fund and its Management" in Income Builder's Statement of Additional Information. For additional information about Income Builder's independent auditors, see "Independent Accountants" in Income Builder's Statement of Additional Information. For additional information about other services provided to Income Builder, see "Custodian and Transfer Agent" and "Shareholder Services" in Income Builder's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in Income Builder's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Income Builder, see "Description of Shares" in Income Builder's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Income Builder's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements -- October 31, Income and Growth" and "Shareholder Services" in Income Builder's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Income Builder's policies regarding dividends and distributions and tax matters affecting Income Builder and its shareholders, see "Dividends, Distributions and Taxes" in Income Builder's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Income Builder's distributor and the distribution agreement between Income Builder and its distributor, see "Purchase of Fund Shares" in Income Builder's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about Income Builder's performance data, see "Performance Information" in Income Builder's Statement of Additional Information.


                              FINANCIAL STATEMENTS

     Income Builder's most recent audited financial statements are set forth in Income Builder's Annual Report for the fiscal year ended September 30, 1998, a copy of which is incorporated by reference in the Proxy Statement and Prospectus. Income and Growth's most recent audited financial statements are set forth in Income and Growth's Annual Report for the fiscal year ended January 31, 1999, which is incorporated by reference to the Proxy Statement and Prospectus.

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)

                                                  MORGAN STANLEY DEAN
                                                        WITTER              TCW/DW INCOME
                                                  INCOME BUILDER FUND      AND GROWTH FUND           COMBINED
                                               ------------------------- ------------------- ------------------------
                                                NUMBER OF                 NUMBER OF           NUMBER OF
                                                  SHARES       VALUE        SHARES    VALUE    SHARES       VALUE
                                               ----------- ------------- ----------- ------- ---------- -------------
COMMON STOCKS (40.2%)
ACCIDENT & HEALTH INSURANCE (0.7%)
Torchmark Corp. ..............................    96,000    $ 3,450,000  --          --        96,000    $ 3,450,000
                                                            -----------              --        ------    -----------
APPAREL (0.7%)
Kellwood Co. .................................   132,000      3,547,500      --      --       132,000      3,547,500
                                                            -----------              --                  -----------
AUTO PARTS -- ORIGINAL EQUIPMENT (1.5%)
Dana Corp. ...................................    97,000      3,619,312      --      --        97,000      3,619,312
Johnson Controls, Inc. .......................    78,000      3,627,000      --      --        78,000      3,627,000
                                                            -----------              --                  -----------
                                                              7,246,312              --                    7,246,312
                                                            -----------              --                  -----------
BUILDING MATERIALS (1.5%)
Armstrong World Industries, Inc. .............    70,000      3,745,000      --      --        70,000      3,745,000
Vulcan Materials Co. .........................    34,000      3,440,375      --      --        34,000      3,440,375
                                                            -----------              --                  -----------
                                                              7,185,375              --                    7,185,375
                                                            -----------              --                  -----------
CLOTHING/SHOE/ACCESSORY CHAINS (0.7%)
Limited (The), Inc. ..........................   157,000      3,444,187      --      --       157,000      3,444,187
                                                            -----------              --                  -----------
CONSUMER ELECTRIC/APPLIANCES (0.7%)
Whirlpool Corp. ..............................    76,000      3,572,000      --      --        76,000      3,572,000
                                                            -----------              --                  -----------
CONSUMER SUNDRIES (0.7%)
American Greetings Corp. (Class A) ...........    92,000      3,639,750      --      --        92,000      3,639,750
                                                            -----------              --                  -----------
CONTAINERS/PACKAGING (0.7%)
Crown Cork & Seal Co., Inc. ..................   130,000      3,477,500      --      --       130,000      3,477,500
                                                            -----------              --                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Providian Financial Corp. ....................    33,000      2,798,812      --      --        33,000      2,798,812
                                                            -----------              --                  -----------
ELECTRIC UTILITIES: EAST (1.5%)
New England Electric System ..................    92,000      3,818,000      --      --        92,000      3,818,000
Public Service Enterprise Group, Inc. ........    94,000      3,695,375      --      --        94,000      3,695,375
                                                            -----------              --                  -----------
                                                              7,513,375              --                    7,513,375
                                                            -----------              --                  -----------
ELECTRIC UTILITIES: SOUTH (0.8%)
Houston Industries Inc. ......................   121,000      3,766,125      --      --       121,000      3,766,125
                                                            -----------              --                  -----------
FINANCE COMPANIES (2.2%)
Associates First Capital Corp. (Class A) .....    55,000      3,588,750      --      --        55,000      3,588,750
Fannie Mae ...................................    56,000      3,598,000      --      --        56,000      3,598,000
SLM Holding Corp. ............................   105,000      3,405,936      --      --       105,000      3,405,936
                                                            -----------              --                  -----------
                                                             10,592,686              --                   10,592,686
                                                            -----------              --                  -----------
FOOD DISTRIBUTORS (0.7%)
Supervalu, Inc. ..............................   156,000      3,636,750      --      --       156,000      3,636,750
                                                            -----------              --                  -----------
HOME BUILDING (0.7%)
Fleetwood Enterprises, Inc. ..................   115,000      3,471,562      --      --       115,000      3,471,562
                                                            -----------              --                  -----------
LIFE INSURANCE (1.0%)
Aegon N.V. (ADR) (Netherlands) ...............    17,622      1,372,313      --      --        17,622      1,372,313
Jefferson-Pilot Corp. ........................    59,000      3,569,500      --      --        59,000      3,569,500
                                                            -----------              --                  -----------
                                                              4,941,813              --                    4,941,813
                                                            -----------              --                  -----------
MAJOR BANKS (0.7%)
KeyCorp ......................................   116,000      3,349,500      --      --       116,000      3,349,500
                                                            -----------              --                  -----------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                 MORGAN STANLEY DEAN
                                                       WITTER              TCW/DW INCOME
                                                 INCOME BUILDER FUND      AND GROWTH FUND           COMBINED
                                              ------------------------- ------------------- ------------------------
                                               NUMBER OF                 NUMBER OF           NUMBER OF
                                                 SHARES       VALUE        SHARES    VALUE    SHARES       VALUE
                                              ----------- ------------- ----------- ------- ---------- -------------
MAJOR CHEMICALS (3.0%)
Dow Chemical Co. ............................    42,000    $ 3,588,375      --        --      42,000    $ 3,588,375
Hercules, Inc. ..............................   123,000      3,697,688      --        --     123,000      3,697,688
PPG Industries, Inc. ........................    67,000      3,655,688      --        --      67,000      3,655,688
Rohm & Haas Co. .............................   127,000      3,532,188      --        --     127,000      3,532,188
                                                           -----------                --                -----------
                                                            14,473,939                --                 14,473,939
                                                           -----------                --                -----------
MAJOR PHARMACEUTICALS (0.7%)
Schering-Plough Corp. .......................    35,000      3,624,688      --        --      35,000      3,624,688
                                                           -----------                --                -----------
MAJOR U.S. TELECOMMUNICATIONS (3.0%)
AT&T Corp. ..................................    62,000      3,623,125      --        --      62,000      3,623,125
Bell Atlantic Corp. .........................    76,000      3,681,250      --        --      76,000      3,681,250
GTE Corp. ...................................    68,000      3,740,000      --        --      68,000      3,740,000
U.S. West Communications Group, Inc. ........    69,000      3,618,188      --        --      69,000      3,618,188
                                                           -----------                --                -----------
                                                            14,662,563                --                 14,662,563
                                                           -----------                --                -----------
MEAT/POULTRY/FISH (0.7%)
Hormel Foods Corp. ..........................   132,000      3,572,250      --        --     132,000      3,572,250
                                                           -----------                --                -----------
MID-SIZED BANKS (1.4%)
First Security Corp. ........................   192,000      3,204,000      --        --     192,000      3,204,000
First Tennessee National Corp. ..............   126,000      3,433,500      --        --     126,000      3,433,500
                                                           -----------                --                -----------
                                                             6,637,500                --                  6,637,500
                                                           -----------                --                -----------
MOTOR VEHICLES (2.1%)
Chrysler Corp. ..............................    72,000      3,447,000      --        --      72,000      3,447,000
Ford Motor Co. ..............................    74,500      3,496,844      --        --      74,500      3,496,844
General Motors Corp. ........................    62,000      3,390,625      --        --      62,000      3,390,625
                                                           -----------                --                -----------
                                                            10,334,469                --                 10,334,469
                                                           -----------                --                -----------
MULTI-LINE INSURANCE (0.7%)
Lincoln National Corp. ......................    41,000      3,372,250      --        --      41,000      3,372,250
                                                           -----------                --                -----------
MULTI-SECTOR COMPANIES (0.7%)
Tenneco, Inc. ...............................   105,000      3,451,875      --        --     105,000      3,451,875
                                                           -----------                --                -----------
NATURAL GAS -- DISTRIBUTION (0.8%)
Consolidated Natural Gas Co. ................    71,000      3,869,500      --        --      71,000      3,869,500
                                                           -----------                --                -----------
NEWSPAPERS (0.4%)
Hollinger International, Inc. (Class A) .....   136,344      1,959,945      --        --     136,344      1,959,945
                                                           -----------                --                -----------
OIL REFINING/MARKETING (0.7%)
Ashland, Inc. ...............................    75,000      3,468,750      --        --      75,000      3,468,750
                                                           -----------                --                -----------
OTHER METALS/MINERALS (0.8%)
Cyprus Amax Minerals Co. ....................   280,000      3,710,000      --        --     280,000      3,710,000
                                                           -----------                --                -----------
REAL ESTATE INVESTMENT TRUST (4.7%)
Boston Properties, Inc. .....................    98,300      2,801,550      --        --      98,300      2,801,550
Equity One, Inc. ............................   120,000      1,050,000      --        --     120,000      1,050,000
Healthcare Realty Trust, Inc. ...............    59,250      1,510,875      --        --      59,250      1,510,875
LTC Properties, Inc. ........................    91,500      1,595,531      --        --      91,500      1,595,531
Meditrust Corp. .............................   100,000      1,706,250      --        --     100,000      1,706,250
MeriStar Hospitality Corp. ..................    92,377      1,576,183      --        --      92,377      1,576,183
Mid-Atlantic Realty Trust ...................   200,000      2,700,000      --        --     200,000      2,700,000
New Plan Excel Realty Trust .................    50,420      1,175,416      --        --      50,420      1,175,416
Reckson Associates Realty Corp. .............   145,000      3,407,500      --        --     145,000      3,407,500
Sunstone Hotel Investors, Inc. ..............   208,800      1,892,250      --        --     208,800      1,892,250
Tanger Factory Outlet Centers, Inc. .........    68,800      1,560,900      --        --      68,800      1,560,900
Trinet Corporate Reality Trust, Inc. ........    60,000      1,957,500      --        --      60,000      1,957,500
                                                           -----------                --                -----------
                                                            22,933,955                --                 22,933,955
                                                           -----------                --                -----------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                  MORGAN STANLEY DEAN WITTER      TCW/DW INCOME
                                                     INCOME BUILDER FUND         AND GROWTH FUND              COMBINED
                                                  -------------------------- ------------------------ -------------------------
                                                   NUMBER OF                  NUMBER OF                NUMBER OF
                                                     SHARES        VALUE        SHARES       VALUE      SHARES        VALUE
                                                  ----------- -------------- ----------- ------------ ---------- --------------
SAVINGS & LOAN ASSOCIATIONS (2.1%)
TCF Financial Corp. .............................   166,000    $  3,299,250        --          --      166,000    $  3,299,250
Washington Federal, Inc. ........................   148,000       3,700,000        --          --      148,000       3,700,000
Washington Mutual, Inc. .........................   102,000       3,423,375        --          --      102,000       3,423,375
                                                               ------------                    --                 ------------
                                                                 10,422,625                    --                   10,422,625
                                                               ------------                    --                 ------------
SMALLER BANKS (0.8%)
Wilmington Trust Corp. ..........................    73,000       3,723,000        --          --       73,000       3,723,000
                                                               ------------                    --                 ------------
STEEL/IRON ORE (0.7%)
USX-U.S. Steel Group, Inc. ......................   150,000       3,581,250        --          --      150,000       3,581,250
                                                               ------------                    --                 ------------
TOBACCO (1.5%)
Philip Morris Companies, Inc. ...................    80,000       3,685,000        --          --       80,000       3,685,000
UST, Inc. .......................................   120,000       3,547,500        --          --      120,000       3,547,500
                                                               ------------                    --                 ------------
                                                                  7,232,500                    --                    7,232,500
                                                               ------------                    --                 ------------
TOTAL COMMON STOCKS
 (Identified Cost $189,888,715, $0 and
 $189,888,715, respectively) ....................               196,664,306                    --                  196,664,306
                                                               ------------                    --                 ------------
CONVERTIBLE PREFERRED STOCKS (19.0%)
ACCIDENT & HEALTH INSURANCE (0.5%)
AmerUs Life Holdings, Inc. ......................    85,000       2,061,250     11,200    $  271,600    96,200       2,332,850
                                                               ------------               ----------              ------------
AEROSPACE (0.0%)
Cooper Industries, Inc. $0.81 ...................      --             --        14,700       189,263    14,700         189,263
                                                               ------------               ----------              ------------
APPAREL (0.3%)
Warnaco Group, Inc. $3.00 .......................    30,500       1,220,000        --           --      30,500       1,220,000
                                                               ------------               ----------              ------------
AUTO PARTS (0.6%)
BTI Capital Trust $3.25 -- 144A* ................    94,000       1,880,000        --           --      94,000       1,880,000
Walbro Capital Trust $2.00 ......................    68,500       1,147,375        --           --      68,500       1,147,375
                                                               ------------               ----------              ------------
                                                                  3,027,375                     --                   3,027,375
                                                               ------------               ----------              ------------
BOOKS/MAGAZINE (0.6%)
Reader's Digest Association, Inc $1.93 ..........   130,000       2,705,625     15,200       316,350   145,200       3,021,975
                                                               ------------               ----------              ------------
BROADCASTING (0.8%)
Metromedia International Group, Inc. $3.625 .....   109,700       2,495,675        --           --     109,700       2,495,675
Triathlon Broadcasting Co. $0.945 ...............   145,000       1,377,500        --           --     145,000       1,377,500
                                                               ------------               ----------              ------------
                                                                  3,873,175                     --                   3,873,175
                                                               ------------               ----------              ------------
BUSINESS SERVICES (0.6%)
Unisys Corp. (Series A) $3.75 ...................    63,000       2,984,625        --           --      63,000       2,984,625
                                                               ------------               ----------              ------------
CABLE & TELECOMMUNICATIONS (0.4%)
Houston Industries, Inc. $3.22 ..................      --             --        17,400     1,327,838    17,400       1,327,838
Mediaone Group Inc. $2.25 .......................      --             --         5,900       553,863     5,900         553,863
Mediaone Group Inc. $3.63 .......................      --             --         5,200       290,550     5,200         290,550
                                                               ------------               ----------              ------------
                                                                      --                   2,172,251                 2,172,251
                                                               ------------               ----------              ------------
COMMERCIAL SERVICES (0.0%)
Vanstar Financing Trust $3.375 -- 144A* .........      --             --         6,000       134,715     6,000         134,715
                                                               ------------               ----------              ------------
CONTAINERS/PACKAGING (0.6%)
Sealed Air Corp. (Series A) $2.00 ...............    70,000       2,528,750      7,200       260,100    77,200       2,788,850
                                                               ------------               ----------              ------------
EQUIPMENT (0.1%)
United Rental Trust $3.25 --144A* ..............      --             --         9,600       345,600     9,600         345,600
                                                               ------------               ----------              ------------
FINANCE (0.3%)
Insignia Financing, Inc. $3.25 ..................    39,200       1,496,970        --           --      39,200       1,496,970
                                                               ------------               ----------              ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                        MORGAN STANLEY DEAN
                                                              WITTER               TCW/DW INCOME
                                                        INCOME BUILDER FUND       AND GROWTH FUND            COMBINED
                                                     ------------------------- ---------------------- -----------------------
                                                      NUMBER OF                 NUMBER OF              NUMBER OF
                                                        SHARES       VALUE        SHARES      VALUE     SHARES       VALUE
                                                     ----------- ------------- ----------- ---------- ---------- ------------
FOODS & BEVERAGES (0.1%)
Suiza Capital Trust II $2.75 -- 144A* ..............      --           --          1,000    $ 33,617     1,000    $   33,617
Suiza Foods Corp. -- 144A* .........................      --           --          6,400     215,149     6,400       215,149
                                                                       --                   --------              ----------
                                                                       --                    248,766                 248,766
                                                                       --                   --------              ----------
HOTELS (0.1%)
Host Marriott Financial Trust $3.375 ...............      --           --          5,300     215,888     5,300       215,888
Host Marriott Financial Trust $3.375 -- 144A* ......      --           --          4,900     199,594     4,900       199,594
                                                                       --                   --------              ----------
                                                                       --                    415,482                 415,482
                                                                       --                   --------              ----------
INVESTMENT BANKERS/BROKERS/SERVICES (0.9%)
Merrill Lynch & Co., Inc. $2.39
 (exchangeable into IMC Global, Inc. common
 stock) ............................................    90,000    $ 1,991,250       --         --       90,000     1,991,250
Merrill Lynch & Co., Inc. $3.12
 (exchangeable into Cox Cable Communications
 Inc. common stock) ................................      --           --         11,300     507,088    11,300       507,088
Merrill Lynch & Co., Inc. $4.087
 (exchangeable into SunAmerica, Inc. common
 stock) ............................................    25,800      1,886,625       --         --       25,800     1,886,625
                                                                  -----------               --------              ----------
                                                                    3,877,875                507,088               4,384,963
                                                                  -----------               --------              ----------
MACHINERY (0.5%)
Ingersoll-Rand Co. $1.688 ..........................   117,000      2,457,000       --         --      117,000     2,457,000
                                                                  -----------               --------              ----------
MAJOR U.S. TELECOMMUNICATIONS (1.1%)
Loral Space & Commmunications Ltd. $3.00 --
 144A* (Bermuda) ...................................    44,100      1,990,012       --         --       44,100     1,990,012
Loral Space & Communications Ltd. (Series C)
 $3.00 (Bermuda) ...................................    47,000      2,120,875      5,200     234,733    52,200     2,355,608
Qualcomm Financial Trust $2.875 ....................    27,000      1,128,951       --         --       27,000     1,128,951
                                                                  -----------               --------              ----------
                                                                    5,239,838                234,733               5,474,571
                                                                  -----------               --------              ----------
MEDICAL SERVICES (0.1%)
Laboratory Corp. of America (Series A) $4.25 .......      --           --          6,600     293,700     6,600       293,700
                                                                  -----------               --------              ----------
MOVIES/ENTERTAINMENT (0.6%)
Premier Parks, Inc. $4.05 ..........................    70,000      2,730,000       --         --       70,000     2,730,000
                                                                  -----------               --------              ----------
NON -- U.S. BANKS (1.4%)
National Australia Bank, Ltd. $1.969 (Australia)
 (Units) ++ ........................................   135,000      3,594,375       --         --      135,000     3,594,375
WBK Strypes Trust $3.135 ...........................   111,500      3,080,187     11,700     323,213   123,200     3,403,400
                                                                  -----------               --------              ----------
                                                                    6,674,562                323,213               6,997,775
                                                                  -----------               --------              ----------
OIL REFINING/MARKETING (0.6%)
Tesoro Petroleum Corp. $1.16 .......................   200,000      2,850,000       --         --      200,000     2,850,000
                                                                  -----------               --------              ----------
OTHER CONSUMER SERVICES (0.7%)
Cendant Corp. ......................................      --           --          3,700      80,475     3,700        80,475
Cendant Corp. $3.75 ................................   100,000      2,500,000     25,800     645,000   125,800     3,145,000
                                                                  -----------               --------              ----------
                                                                    2,500,000                725,475               3,225,475
                                                                  -----------               --------              ----------
PACKAGE GOODS/COSMETICS (0.8%)
Estee Lauder Co. $3.80 .............................    72,000      3,960,000       --         --       72,000     3,960,000
                                                                  -----------               --------              ----------
POLLUTION CONTROL (0.0%)
Laidlaw One, Inc. (Canada) $1.22 ...................      --           --         10,800     237,600    10,800       237,600
                                                                  -----------               --------              ----------
PROPERTY -- CASUALTY INSURANCE (0.4%)
Philadelphia Consolidated Holding Co. $0.70 ........   210,000      2,047,500      9,500      92,625   219,500     2,140,125
                                                                  -----------               --------              ----------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                        MORGAN STANLEY DEAN
                                                              WITTER                TCW/DW INCOME
                                                        INCOME BUILDER FUND        AND GROWTH FUND              COMBINED
                                                     ------------------------- ------------------------ ------------------------
                                                      NUMBER OF                 NUMBER OF                NUMBER OF
                                                        SHARES       VALUE        SHARES       VALUE      SHARES       VALUE
                                                     ----------- ------------- ----------- ------------ ---------- -------------
RAILROADS (0.8%)
Union Pacific Capital Trust $3.125 -- 144A* ........    75,000    $ 3,375,000     12,000    $  541,152    87,000    $ 3,916,152
                                                                  -----------               ----------              -----------
REAL ESTATE INVESTMENT TRUST (2.8%)
Camden Property Trust (Series A) $2.25 .............    61,400      1,542,675        --          --       61,400      1,542,675
FelCor Lodging Trust, Inc. (Series A) $1.95 ........   182,000      3,913,000        --          --      182,000      3,913,000
Merry Land & Investment Co., Inc.
 (Series C) $2.15 ..................................   113,000      2,973,313        --          --      113,000      2,973,313
Rouse Co. (Series B) $3.00 .........................    36,600      1,647,000        --          --       36,600      1,647,000
SL Green Realty Corp. $2.00 ........................   140,000      3,360,000        --          --      140,000      3,360,000
                                                                  -----------               ----------              -----------
                                                                   13,435,988                    --                  13,435,988
                                                                  -----------               ----------              -----------
RETAIL (0.2%)
Dollar General $3.35 ...............................     --                --     14,000       504,000    14,000        504,000
Kmart Financing I $3.875 ...........................     --                --      8,300       415,000     8,300        415,000
                                                                  -----------               ----------              -----------
                                                                           --                  919,000                  919,000
                                                                  -----------               ----------              -----------
SMALLER BANKS (0.9%)
CNB Capital Trust I $1.50 ..........................   145,000      3,878,750     11,500       307,625   156,500      4,186,375
St. George Bank Ltd. $4.50 -- 144A* ................     --                --      8,000       380,000     8,000        380,000
                                                                  -----------               ----------              -----------
                                                                    3,878,750                  687,625                4,566,375
                                                                  -----------               ----------              -----------
STEEL/IRON ORE (0.7%)
USX Corp. ..........................................   165,000      3,114,375        --          --      165,000      3,114,375
                                                                  -----------               ----------              -----------
TECHNOLOGY (0.1%)
Morgan Stanley Group, Inc. $3.99+ (exchangeable
 into Cisco Systems Inc. common stock) .............     --                --      6,600       624,466     6,600        624,466
                                                                  -----------               ----------              -----------
TELECOMMUNICATIONS (0.7%)
EchoStar Communications Corp. (Series C) $3.375         67,500      3,628,125        --          --       67,500      3,628,125
                                                                  -----------               ----------              -----------
UNREGULATED POWER GENERATION (0.7%)
CalEnergy Capital Trust $3.25 ......................    81,000      3,371,625        --          --       81,000      3,371,625
                                                                  -----------               ----------              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $101,063,650, $9,718,261 and
 $110,781,911, respectively) .......................               83,038,408                9,540,804               92,579,212
                                                                  -----------               ----------              -----------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                       MORGAN STANLEY DEAN WITTER
                                                          INCOME BUILDER FUND
                                                    --------------------------------
                                                        PRINCIPAL
                                 COUPON   MATURITY       AMOUNT
                                  RATE      DATE     (In thousands)       VALUE
                                -------- ---------- ---------------- ---------------
CORPORATE BONDS (38.6%)
CONVERTIBLE BONDS (14.9%)
AEROSPACE (0.1%)
Hexcel Corp. .................. 7.00 %   08/01/03          --               --
Morgan Stanley Group,
 Inc.+ (exchangeable into
 Boing Co. common
 stock) ....................... 0.00     09/30/00          --               --
                                                                            --
                                                           --               --
                                                                            --
ASSISTED LIVING SERVICES (0.6%)
ARV Assisted Living, Inc. ..... 6.75     04/01/06        $1,500       $    868,500
Emeritus Corp. -- 144A* ....... 6.25     01/01/06         3,000          2,099,460
                                                                      ------------
                                                                         2,967,960
                                                                      ------------
AUTO PARTS (1.9%)
Magna International Inc. --
 144A* ........................ 4.875    02/15/05          --               --
Mark IV Industries, Inc. --
 144A* ........................ 4.75     11/01/04         4,000          3,326,240
MascoTech, Inc. ............... 4.50     12/15/03         3,000          2,553,750
Tower Automotive, Inc. --
 144A* ........................ 5.00     08/01/04         2,700          2,592,000
                                                                      ------------
                                                                         8,471,990
                                                                      ------------
BIOTECHNOLOGY (0.1%)
Centocor, Inc. ................ 4.75     02/15/05          --               --
Centocor, Inc. -- 144A* ....... 4.75     02/15/05          --               --
                                                                      ------------
                                                                                --
                                                                      ------------
BUSINESS SERVICES (0.1%)
Interim Services, Inc. ........ 4.50     06/01/05          --               --
Metamor Worldwide, Inc. ....... 2.94     08/15/04          --               --
                                                                      ------------
                                                                                --
                                                                      ------------
BOOKS/MAGAZINE (0.1%)
Nelson (Thomas), Inc. ......... 5.75     11/30/99           640            635,341
                                                                      ------------
CABLE/CELLULAR (0.6%)
U.S. Cellular Corp. ........... 0.00     06/15/15         7,850          2,983,157
                                                                      ------------
CABLE &
 TELECOMMUNICATIONS (0.1%)
Tele-Communications
 International, Inc. .......... 4.50     02/15/06          --               --
                                                                      ------------
CLOTHING/SHOE/ACCESSORY
 CHAINS (1.2%)
Genesco Inc. -- 144A* ......... 5.50     04/15/05         4,400          2,549,492
Saks Holdings, Inc. ........... 5.50     09/15/06         3,200          3,168,000
                                                                      ------------
                                                                         5,717,492
                                                                      ------------
COMPUTER SOFTWARE (0.1%)
Network Associates, Inc. ...... 0.00     02/13/18          --               --
Network Associates, Inc. --
 144A* ........................ 0.00     02/13/18          --               --
                                                                      ------------
                                                                            --
                                                                      ------------
DRUGS (0.5%)
Athena Neurosciences, Inc.
 -- 144A* ..................... 4.75     11/15/04          --               --
Dura Pharmaceuticals, Inc.      3.50     07/15/02          --               --



                                        TCW/DW INCOME
                                       AND GROWTH FUND                     COMBINED
                                ------------------------------ --------------------------------
                                    PRINCIPAL                      PRINCIPAL
                                     AMOUNT                         AMOUNT
                                 (In thousands)      VALUE      (In thousands)       VALUE
                                ---------------- ------------- ---------------- ---------------
CORPORATE BONDS (38.6%)
CONVERTIBLE BONDS (14.9%)
AEROSPACE (0.1%)
Hexcel Corp. ..................      $  345       $   320,850       $   345      $    320,850
Morgan Stanley Group,
 Inc.+ (exchangeable into
 Boing Co. common
 stock) .......................         285           267,139           285           267,139
                                                  -----------                    ------------
                                                      587,989                         587,989
                                                  -----------                    ------------
ASSISTED LIVING SERVICES (0.6%)
ARV Assisted Living, Inc. .....          --             --            1,500           868,500
Emeritus Corp. -- 144A* .......          --             --            3,000         2,099,460
                                                  -----------                    ------------
                                                        --                          2,967,960
                                                  -----------                    ------------
AUTO PARTS (1.9%)
Magna International Inc. --
 144A* ........................         300           301,125           300           301,125
Mark IV Industries, Inc. --
 144A* ........................          --             --            4,000         3,326,240
MascoTech, Inc. ...............          --             --            3,000         2,553,750
Tower Automotive, Inc. --
 144A* ........................         345           331,200         3,045         2,923,200
                                                  -----------                    ------------
                                                      632,325                       9,104,315
                                                  -----------                    ------------
BIOTECHNOLOGY (0.1%)
Centocor, Inc. ................          65            65,107            65            65,107
Centocor, Inc. -- 144A* .......         255           255,421           255           255,421
                                                  -----------                    ------------
                                                      320,528                         320,528
                                                  -----------                    ------------
BUSINESS SERVICES (0.1%)
Interim Services, Inc. ........         345           296,838           345           296,838
Metamor Worldwide, Inc. .......         370           317,834           370           317,834
                                                  -----------                    ------------
                                                      614,672                         614,672
                                                  -----------                    ------------
BOOKS/MAGAZINE (0.1%)
Nelson (Thomas), Inc. .........          --             --              640           635,341
                                                  -----------                    ------------
CABLE/CELLULAR (0.6%)
U.S. Cellular Corp. ...........          --             --            7,850         2,983,157
                                                  -----------                    ------------
CABLE &
 TELECOMMUNICATIONS (0.1%)
Tele-Communications
 International, Inc. ..........         310           298,840           310           298,840
                                                  -----------                    ------------
CLOTHING/SHOE/ACCESSORY
 CHAINS (1.2%)
Genesco Inc. -- 144A* .........          --             --            4,400         2,549,492
Saks Holdings, Inc. ...........          --             --            3,200         3,168,000
                                                  -----------                    ------------
                                                        --                          5,717,492
                                                  -----------                    ------------
COMPUTER SOFTWARE (0.1%)
Network Associates, Inc. ......         245            95,579           245            95,579
Network Associates, Inc. --
 144A* ........................         745           290,639           745           290,639
                                                  -----------                    ------------
                                                      386,218                         386,218
                                                  -----------                    ------------
DRUGS (0.5%)
Athena Neurosciences, Inc.
 -- 144A* .....................         810          1,004,829           810         1,004,829
Dura Pharmaceuticals, Inc.              400           274,328           400           274,328

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                        MORGAN STANLEY DEAN WITTER
                                                           INCOME BUILDER FUND
                                                     --------------------------------
                                                         PRINCIPAL
                                  COUPON   MATURITY       AMOUNT
                                   RATE      DATE     (In thousands)       VALUE
                                 -------- ---------- ---------------- ---------------
Morgan Stanley Group,
 Inc.+ (exchangeable into
 Johnson & Johnson Co.
 common stock) ................. 2.00%    03/29/02          --                --
Sepracor, Inc. ................. 6.25     02/15/05          --                --
Sepracor, Inc. -- 144A* ........ 6.25     02/15/05          --                --
                                                                              --
ELECTRONIC --
 SEMICONDUCTORS (0.1%)
Analog Devices, Inc. ........... 3.50     12/01/00          --                --
                                                                              --
ENTERTAINMENT (0.3%)
Action Performance
 Companies -- 144A* ............ 4.75     04/15/05          --                --
Clear Channel
 Communications, Inc. .......... 2.625    04/01/03          --                --
                                                                              --
                                                                              --
                                                                              --
FINANCE (0.8%)
Financial Federal Corp. --
 144A* ......................... 4.50     05/01/05        $4,000       $  3,665,000
Xerox Credit Corp. ............. 2.875    07/01/02          --                --
                                                                       ------------
                                                                          3,665,000
                                                                       ------------
FINANCIAL (0.1%)
Swiss Life Finance Ltd.--
 144A* ......................... 2.00     05/20/05          --                --
                                                                       ------------
HEALTHCARE SERVICES (0.7%)
Alternative Living Services,
 Inc. .......................... 5.25     12/15/02          --                --
Assisted Living Concepts,
 Inc. .......................... 6.00     11/01/02          --                --
Assisted Living Concepts,
 Inc. -- 144A* ................. 5.625    05/01/03          --                --
Omnicare, Inc. ................. 5.00     12/01/07          --                --
Omnicare, Inc. -- 144A* ........ 5.00     12/01/07          --                --
Quardramed Corp. ............... 5.25     05/01/05          --                --
Quardramed Corp. -- 144A* ...... 5.25     05/01/05          --                --
Quintiles Transportational
 Corp. ......................... 4.25     05/31/00          --                --
Quintiles Transportational
 Corp. -- 144A* ................ 4.25     05/31/00          --                --
Sunrise Assisted Living,
 Inc. .......................... 5.50     06/15/02          --                --
Sunrise Assisted Living,
 Inc. -- 144A* ................. 5.50     06/15/02          --                --
                                                                       ------------
                                                                              --
                                                                       ------------
INDUSTRIALS (0.1%)
Diamond Offshore Drilling,
 Inc. .......................... 0.00     02/15/07          --                --
                                                                       ------------
INSURANCE (0.2%)
American International
 Group, Inc. ................... 2.25     07/03/04          --                --
Berkshire Hathaway, Inc.
 (exchangeable into
 Citigroup, Inc. common
 stock) ........................ 1.00     12/02/01          --                --
                                                                       ------------
                                                                              --
                                                                       ------------



                                         TCW/DW INCOME
                                        AND GROWTH FUND                     COMBINED
                                 ------------------------------ --------------------------------
                                     PRINCIPAL                      PRINCIPAL
                                      AMOUNT                         AMOUNT
                                  (In thousands)      VALUE      (In thousands)       VALUE
                                 ---------------- ------------- ---------------- ---------------
Morgan Stanley Group,
 Inc.+ (exchangeable into
 Johnson & Johnson Co.
 common stock) .................      $   260      $   360,394       $   260      $    360,394
Sepracor, Inc. .................           50           79,163            50            79,163
Sepracor, Inc. -- 144A* ........          430          680,802           430           680,802
                                                   -----------                    ------------
                                                     2,399,516                       2,399,516
                                                   -----------                    ------------
ELECTRONIC --
 SEMICONDUCTORS (0.1%)
Analog Devices, Inc. ...........          310          312,709           310           312,709
                                                   -----------                    ------------
ENTERTAINMENT (0.3%)
Action Performance
 Companies -- 144A* ............          180          140,837           180           140,837
Clear Channel
 Communications, Inc. ..........        1,500        1,504,200         1,500         1,504,200
                                                   -----------                    ------------
                                                     1,645,037                       1,645,037
                                                   -----------                    ------------
FINANCE (0.8%)
Financial Federal Corp. --
 144A* .........................           --               --         4,000         3,665,000
Xerox Credit Corp. .............          295          315,632           295           315,632
                                                   -----------                    ------------
                                                       315,632                       3,980,632
                                                   -----------                    ------------
FINANCIAL (0.1%)
Swiss Life Finance Ltd. --
 144A* .........................          300          291,750           300           291,750
                                                   -----------                    ------------
HEALTHCARE SERVICES (0.7%)
Alternative Living Services,
 Inc. ..........................          580          613,350           580           613,350
Assisted Living Concepts,
 Inc. ..........................          350          304,255           350           304,255
Assisted Living Concepts,
 Inc. -- 144A* .................          360          295,200           360           295,200
Omnicare, Inc. .................          120          132,150           120           132,150
Omnicare, Inc. -- 144A* ........          545          600,181           545           600,181
Quardramed Corp. ...............          250          208,163           250           208,163
Quardramed Corp. -- 144A*                 275          228,979           275           228,979
Quintiles Transportational
 Corp. .........................          300          367,296           300           367,296
Quintiles Transportational
 Corp. -- 144A* ................          280          342,810           280           342,810
Sunrise Assisted Living,
 Inc. ..........................          145          218,516           145           218,516
Sunrise Assisted Living,
 Inc. -- 144A* .................          200          158,424           200           158,424
                                                   -----------                    ------------
                                                     3,469,324                       3,469,324
                                                   -----------                    ------------
INDUSTRIALS (0.1%)
Diamond Offshore Drilling,
 Inc. ..........................          440          409,451           440           409,451
                                                   -----------                    ------------
INSURANCE (0.2%)
American International
 Group, Inc. ...................          285          329,263           285           329,263
Berkshire Hathaway, Inc.
 (exchangeable into
 Citigroup, Inc. common
 stock) ........................          590          703,280           590           703,280
                                                   -----------                    ------------
                                                     1,032,543                       1,032,543
                                                   -----------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                            MORGAN STANLEY DEAN WITTER
                                                               INCOME BUILDER FUND
                                                         --------------------------------
                                                             PRINCIPAL
                                    COUPON     MATURITY       AMOUNT
                                     RATE        DATE     (In thousands)       VALUE
                                 ------------ ---------- ---------------- ---------------
LEISURE (0.1%)
News America Holdings,
 Inc. ..........................  0.00 %      03/11/13           --              --
                                                                                 --
LEISURE TIME (0.0%)
Speedway Motorsports, Inc.        5.75        09/30/03           --              --
                                                                                 --
MACHINERY (0.4%)
Thermo Fibertek, Inc. --
 144A* .........................  4.50        07/15/04        $2,300       $  2,110,250
                                                                           ------------
MAJOR U.S.
 TELECOMMUNICATIONS (0.9%)
Bell Atlantic Financial
 Service -- 144A* ..............  4.25        09/15/05         3,700          3,590,147
SA Telecommunications,
 Inc. -- 144A* (a) ............. 10.00        08/15/06           750             22,500
                                                                           ------------
                                                                              3,612,647
                                                                           ------------
MANAGED HEALTH
 CARE (1.1%)
Concentra Managed Care,
 Inc. -- 144A* .................  4.50        03/15/03         4,400          2,824,272
Phymatrix Corp. ................  6.75        06/15/03         5,400          2,052,000
                                                                           ------------
                                                                              4,876,272
                                                                           ------------
MEDICAL ELECTRONICS (0.3%)
ThermoTrex Corp. ...............  3.25        11/01/07         2,100          1,523,508
                                                                           ------------
MISCELLANEOUS (0.1%)
Level One
 Communications, Inc. ..........  4.00        09/01/04           --              --
                                                                           ------------
OFFICE EQUIPMENT &
 SUPPLIES (0.6%)
Danka Business Systems,
 PLC (United Kingdom) ..........  6.75        04/01/02         4,750          3,090,492
                                                                           ------------
POLLUTION CONTROL (0.3%)
U.S. Filter Corp. ..............  4.50        12/15/01           --              --
Waste Management, Inc. .........  4.00        02/01/02           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
REAL ESTATE INVESTMENT
 TRUST (1.4%)
Capstar Hotel Corp. ............  4.75        10/15/04         3,800          2,539,426
Capstone Capital Corp. .........  6.55        03/14/02         4,425          4,211,892
Security Capital U.S. Realty
 -- 144A* ......................  2.00        05/22/03           --              --
                                                                           ------------
                                                                              6,751,318
                                                                           ------------
RETAIL (0.2%)
Charming Shoppers, Inc. ........  7.50        07/15/06           --              --
Costco Companies, Inc. --
 144A* .........................  0.00        08/19/17           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
SEMICONDUCTORS (0.1%)
ST Microelectrononics N.V.
 (France) ......................  0.00        06/10/08                           --
                                                                           ------------



                                         TCW/DW INCOME
                                        AND GROWTH FUND                     COMBINED
                                 ------------------------------ --------------------------------
                                     PRINCIPAL                      PRINCIPAL
                                      AMOUNT                         AMOUNT
                                  (In thousands)      VALUE      (In thousands)       VALUE
                                 ---------------- ------------- ---------------- ---------------
LEISURE (0.1%)
News America Holdings,
 Inc. ..........................      $   570      $   311,112       $   570      $    311,112
                                                   -----------                    ------------
LEISURE TIME (0.0%)
Speedway Motorsports, Inc.                255          225,555           255           225,555
                                                   -----------                    ------------
MACHINERY (0.4%)
Thermo Fibertek, Inc. --
 144A* .........................           --             --           2,300         2,110,250
                                                   -----------                    ------------
MAJOR U.S.
 TELECOMMUNICATIONS (0.9%)
Bell Atlantic Financial
 Service -- 144A* ..............        1,005          975,162         4,705         4,565,309
SA Telecommunications,
 Inc. -- 144A* (a) .............           --             --             750            22,500
                                                   -----------                    ------------
                                                       975,162                       4,587,809
                                                   -----------                    ------------
MANAGED HEALTH
 CARE (1.1%)
Concentra Managed Care,
 Inc. -- 144A* .................          910          584,111         5,310         3,408,383
Phymatrix Corp. ................           --             --           5,400         2,052,000
                                                   -----------                    ------------
                                                       584,111                       5,460,383
                                                   -----------                    ------------
MEDICAL ELECTRONICS (0.3%)
ThermoTrex Corp. ...............           --             --           2,100         1,523,508
                                                   -----------                    ------------
MISCELLANEOUS (0.1%)
Level One
 Communications, Inc. ..........          480          463,238           480           463,238
                                                   -----------                    ------------
OFFICE EQUIPMENT &
 SUPPLIES (0.6%)
Danka Business Systems,
 PLC (United Kingdom) ..........           --             --           4,750         3,090,492
                                                   -----------                    ------------
POLLUTION CONTROL (0.3%)
U.S. Filter Corp. ..............          675          614,534           675           614,534
Waste Management, Inc. .........          775          951,708           775           951,708
                                                   -----------                    ------------
                                                     1,566,242                       1,566,242
                                                   -----------                    ------------
REAL ESTATE INVESTMENT
 TRUST (1.4%)
Capstar Hotel Corp. ............           --             --           3,800         2,539,426
Capstone Capital Corp. .........           --             --           4,425         4,211,892
Security Capital U.S. Realty
 -- 144A* ......................          370          289,988           370           289,988
                                                   -----------                    ------------
                                                       289,988                       7,041,306
                                                   -----------                    ------------
RETAIL (0.2%)
Charming Shoppers, Inc. ........          270          252,218           270           252,218
Costco Companies, Inc. --
 144A* .........................        1,045          652,320         1,045           652,320
                                                   -----------                    ------------
                                                       904,538                         904,538
                                                   -----------                    ------------
SEMICONDUCTORS (0.1%)
ST Microelectrononics N.V.
 (France) ......................          370          270,100           370           270,100
                                                   -----------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                            MORGAN STANLEY DEAN WITTER
                                                               INCOME BUILDER FUND
                                                         --------------------------------
                                                             PRINCIPAL
                                     COUPON    MATURITY       AMOUNT
                                      RATE       DATE     (In thousands)       VALUE
                                   ---------- ---------- ---------------- ---------------
SERVICES TO THE HEALTH
 INDUSTRY (0.4%)
Pharmaceutical Marketing
 Services, Inc. ..................  6.25%     02/01/03        $1,380       $  1,204,354
Pharmaceutical Marketing
 Services, Inc. (Eurobond)          6.25      02/01/03           675            590,625
                                                                           ------------
                                                                              1,794,979
                                                                           ------------
SHOE MANUFACTURING (0.9%)
Nine West Group, Inc. ............  5.50      07/15/03         2,300          1,520,507
Nine West Group, Inc. --
 144A* ...........................  5.50      07/15/03         4,300          2,842,687
                                                                           ------------
                                                                              4,363,194
                                                                           ------------
TECHNOLOGY (0.2%)
Adaptec, Inc. -- 144A* ...........  4.75      02/01/04           --              --
Adaptec, Inc. ....................  4.75      02/01/04           --              --
Merrill Lynch & Co., Inc. ........  0.00      02/02/05           --              --
Safeguard Scientifics, Inc. --
 144A* ...........................  6.00      02/01/06           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.
 -- 144A* ........................  4.50      07/01/05           --              --
Premiere Technologies, Inc.
 144A* ...........................  5.75      07/01/04           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
TRANSPORTATION (0.1%)
Blue Bird Body Co.
 (Shares B) ...................... 10.75      11/15/06           --              --
                                                                           ------------
TOTAL CONVERTIBLE
 BONDS
 (Identified Cost $64,902,503,
 $20,586,647 and $85,489,149,
 respectively)                                                               52,563,600
                                                                           ------------
NON-CONVERTIBLE
 BONDS (23.7%)
AEROSPACE (0.0%)
Wyman-Gordon Co. .................  8.00      12/15/07           --              --
                                                                           ------------
AUTO PARTS (0.1%)
Eagle Picher Industries, Inc        9.375     03/01/08           --              --
Hayes Wheels
 International, Inc. ............. 11.00      07/15/06           --              --
Hayes Wheels
 International, Inc.
 (Series B) ......................  9.125     07/15/07           --              --
Hayes Wheels
 International, Inc.
 (Series B) ......................  9.125     07/15/07           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
BANKS (0.0%)
Chevy Chase Savings Bank            9.25      12/01/05           --              --
Chevy Chase Savings Bank,
 F.S.B. ..........................  9.25      12/01/08           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------



                                            TCW/DW INCOME
                                           AND GROWTH FUND                     COMBINED
                                   ------------------------------- --------------------------------
                                       PRINCIPAL                       PRINCIPAL
                                        AMOUNT                          AMOUNT
                                    (In thousands)       VALUE      (In thousands)       VALUE
                                   ---------------- -------------- ---------------- ---------------
SERVICES TO THE HEALTH
 INDUSTRY (0.4%)
Pharmaceutical Marketing
 Services, Inc. ..................         --                --         $1,380       $  1,204,354
Pharmaceutical Marketing
 Services, Inc. (Eurobond)                 --                --            675            590,625
                                                             --                      ------------
                                                             --                         1,794,979
                                                             --                      ------------
SHOE MANUFACTURING (0.9%)
Nine West Group, Inc. ............         --                --          2,300          1,520,507
Nine West Group, Inc. --
 144A* ...........................         --                --          4,300          2,842,687
                                                             --                      ------------
                                                             --                         4,363,194
                                                             --                      ------------
TECHNOLOGY (0.2%)
Adaptec, Inc. -- 144A* ...........       $265        $    184,853          265            184,853
Adaptec, Inc. ....................        115              80,219          115             80,219
Merrill Lynch & Co., Inc. ........        360             393,750          360            393,750
Safeguard Scientifics, Inc. --
 144A* ...........................        525             480,291          525            480,291
                                                     ------------                    ------------
                                                        1,139,113                       1,139,113
                                                     ------------                    ------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.
 -- 144A* ........................        345             294,723          345            294,723
Premiere Technologies, Inc.
 144A* ...........................        215             104,628          215            104,628
                                                     ------------                    ------------
                                                          399,351                         399,351
                                                     ------------                    ------------
TRANSPORTATION (0.1%)
Blue Bird Body Co.
 (Shares B) ......................        250             257,500          250            257,500
                                                     ------------                    ------------
TOTAL CONVERTIBLE
 BONDS
 (Identified Cost $64,902,503,
 $20,586,647 and $85,489,149,
 respectively)                                         20,102,544                      72,666,144
                                                     ------------                    ------------
NON-CONVERTIBLE
 BONDS (23.7%)
AEROSPACE (0.0%)
Wyman-Gordon Co. .................        150             152,250          150            152,250
                                                     ------------                    ------------
AUTO PARTS (0.1%)
Eagle Picher Industries, Inc              225             204,750          225            204,750
Hayes Wheels
 International, Inc. .............        100             109,750          100            109,750
Hayes Wheels
 International, Inc.
 (Series B) ......................         25              25,250           25             25,250
Hayes Wheels
 International, Inc.
 (Series B) ......................        100             101,000          100            101,000
                                                     ------------                    ------------
                                                          440,750                         440,750
                                                     ------------                    ------------
BANKS (0.0%)
Chevy Chase Savings Bank                   75              72,750           75             72,750
Chevy Chase Savings Bank,
 F.S.B. ..........................        125             121,250          125            121,250
                                                     ------------                    ------------
                                                          194,000                         194,000
                                                     ------------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                            MORGAN STANLEY DEAN WITTER
                                                               INCOME BUILDER FUND
                                                         --------------------------------
                                                             PRINCIPAL
                                     COUPON    MATURITY       AMOUNT
                                      RATE       DATE     (In thousands)       VALUE
                                  ----------- ---------- ---------------- ---------------
BOOKS/MAGAZINE (0.6%)
Big Flower Press, Inc. ..........  8.875%     07/01/07        $2,200       $  2,145,000
Hollinger International
 Publishing, Inc. ...............  9.25       02/01/06         1,000          1,025,000
                                                                           ------------
                                                                              3,170,000
                                                                           ------------
BROADCASTING (1.9%)
JCAC Inc. ....................... 10.125      06/15/06         3,000          3,285,000
Outdoor Communications,
 Inc. ...........................  9.25       08/15/07           --              --
STC Broadcasting, Inc. .......... 11.00       03/15/07           --              --
Young Broadcasting Corp. ........ 11.75       11/15/04         5,060          5,388,900
                                                                           ------------
                                                                              8,673,900
                                                                           ------------
BUILDING MATERIALS (0.7%)
American Standard Co. ...........  7.375      02/01/08           --              --
MDC Holdings, Inc. ..............  8.375      02/01/08           --              --
Standard Pacific Corp.
 (Series A) .....................  8.00       02/15/08           --              --
USG Corp. (Series B) ............  9.25       09/15/01         2,850          3,113,824
                                                                           ------------
                                                                              3,113,824
                                                                           ------------
BUSINESS SERVICES (0.2%)
American Pad & Paper Co.          13.00       11/15/05           --              --
Federal Data Corp. .............. 10.125      08/01/05           --              --
Les Inc. -- 144A* ...............  9.25       06/01/08           --              --
Pierce Leahy Command
 Co. -- 144A* ...................  8.125      05/15/08           --              --
Rental Service Corp. --
 144A* ..........................  9.00       05/15/08           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
BUSINESS SERVICES --
 DISTRIBUTORS (0.1%)
American Business
 Information, Inc. --
 144A* ..........................  9.50       06/15/08           --              --
Anthony Crane Rentals --
 144A* .......................... 10.375      08/01/08           --              --
Coinmach Corp. (Series D)         11.75       11/15/05           --              --
Iron Mountain, Inc. ............. 10.125      10/01/06           --              --
                                                                           ------------
                                                                                 --
                                                                           ------------
CABLE &
 TELECOMMUNICATIONS (0.1%)
Adelphia Communications
 Corp. (Series B) ...............  9.25       10/01/02            --             --
Adelphia Communications
 Corp. (Series B) ...............  8.375      02/01/08            --             --
Paging Network, Inc. ............ 10.125      08/01/07            --             --
Paging Network, Inc. ............ 10.00       10/15/08            --             --
                                                                           ------------
                                                                                 --
                                                                           ------------
CABLE/CELLULAR (3.5%)
Century Communications ..........  9.50       03/01/05            --             --
Century Communications ..........  8.75       10/01/07            --             --
Classic Cable, Inc. -- 144A*       9.875      08/01/08            --             --
Comcast Cellular Holdings,
 Inc. (Series B) ................  9.50       05/01/07            --             --



                                          TCW/DW INCOME
                                         AND GROWTH FUND                     COMBINED
                                  ------------------------------ --------------------------------
                                      PRINCIPAL                      PRINCIPAL
                                       AMOUNT                         AMOUNT
                                   (In thousands)      VALUE      (In thousands)       VALUE
                                  ---------------- ------------- ---------------- ---------------
BOOKS/MAGAZINE (0.6%)
Big Flower Press, Inc. ..........         --               --         $2,200       $  2,145,000
Hollinger International
 Publishing, Inc. ...............         --               --          1,000          1,025,000
                                                           --                      ------------
                                                           --                         3,170,000
                                                           --                      ------------
BROADCASTING (1.9%)
JCAC Inc. .......................       $100        $   109,500        3,100          3,394,500
Outdoor Communications,
 Inc. ...........................        145            147,900          145            147,900
STC Broadcasting, Inc. ..........        275            292,875          275            292,875
Young Broadcasting Corp. ........         --               --          5,060          5,388,900
                                                    -----------                    ------------
                                                        550,275                       9,224,175
                                                    -----------                    ------------
BUILDING MATERIALS (0.7%)
American Standard Co. ...........        225            225,844          225            225,844
MDC Holdings, Inc. ..............        100             96,000          100             96,000
Standard Pacific Corp.
 (Series A) .....................        150            143,250          150            143,250
USG Corp. (Series B) ............         --               --          2,850          3,113,824
                                                    -----------                    ------------
                                                        465,094                       3,578,918
                                                    -----------                    ------------
BUSINESS SERVICES (0.2%)
American Pad & Paper Co.                 306            168,300          306            168,300
Federal Data Corp. ..............        150            136,500          150            136,500
Les Inc. -- 144A* ...............        350            351,750          350            351,750
Pierce Leahy Command
 Co. -- 144A* ...................        100             94,000          100             94,000
Rental Service Corp. --
 144A* ..........................        300            285,000          300            285,000
                                                    -----------                    ------------
                                                      1,035,550                       1,035,550
                                                    -----------                    ------------
BUSINESS SERVICES --
 DISTRIBUTORS (0.1%)
American Business
 Information, Inc. --
 144A* ..........................         75             67,500           75             67,500
Anthony Crane Rentals --
 144A* ..........................        100             93,500          100             93,500
Coinmach Corp. (Series D)                 75             79,313           75             79,313
Iron Mountain, Inc. .............        350            367,500          350            367,500
                                                    -----------                    ------------
                                                        607,813                         607,813
                                                    -----------                    ------------
CABLE &
 TELECOMMUNICATIONS (0.1%)
Adelphia Communications
 Corp. (Series B) ...............        200            206,500          200            206,500
Adelphia Communications
 Corp. (Series B) ...............        100            101,500          100            101,500
Paging Network, Inc. ............         60             60,000           60             60,000
Paging Network, Inc. ............        150            148,875          150            148,875
                                                    -----------                    ------------
                                                        516,875                         516,875
                                                    -----------                    ------------
CABLE/CELLULAR (3.5%)
Century Communications ..........         75             82,125           75             82,125
Century Communications ..........         75             78,750           75             78,750
Classic Cable, Inc. -- 144A*             150            152,625          150            152,625
Comcast Cellular Holdings,
 Inc. (Series B) ................         10             10,550           10             10,550

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                          MORGAN STANLEY DEAN WITTER
                                                             INCOME BUILDER FUND
                                                       --------------------------------
                                                           PRINCIPAL
                                   COUPON    MATURITY       AMOUNT
                                    RATE       DATE     (In thousands)       VALUE
                                ----------- ---------- ---------------- ---------------
Continental Cablevision,
 Inc. ......................... 11.00%      06/01/07        $12,950      $ 14,073,801
CSC Holdings, Inc. ............  9.875      05/15/06           --               --
CSC Holdings, Inc. ............  7.25       07/15/08           --               --
CSC Holdings, Inc.
 (Series B) ...................  8.125      08/15/09           --               --
CSC Holdings, Inc. ............  7.625      07/15/18           --               --
Tele-Communications, Inc. .....  9.25       04/15/02          2,000         2,259,520
                                                                         ------------
                                                                           16,333,321
                                                                         ------------
CASINO/GAMBLING (0.9%)
Casino Magic Finance
 Corp. ........................ 11.50       10/15/01          4,200         4,200,000
                                                                         ------------
CHEMICALS (0.1%)
Geo Specialty Chemicals --
 144A* ........................ 10.125      08/01/08           --               --
Polymer Group Inc. 144A*         8.75       03/01/08           --               --
Texas Petrochemicals Corp.      11.125      07/01/06           --               --
                                                                         ------------
                                                                                --
                                                                         ------------
COMMERCIAL SERVICES (0.2%)
Intermedia
 Communications, Inc.
 (Series B) ...................  8.50       01/15/08           --               --
MasTec, Inc. (Series B) .......  7.75       02/01/08           --               --
NEXTLINK
 Communications, Inc. .........  9.625      10/01/07           --               --
                                                                         ------------
                                                                                --
                                                                         ------------
CONSUMER -- NONCYCLICAL (0.4%)
Boyds Collection Ltd. --
 144A* ........................  9.00       05/15/08           --               --
Cott Corp. (Canada) ...........  9.375      07/01/05           --               --
Homles Products Corp.
 (Series B) ...................  9.875      11/15/07           --               --
Home Interiors & Gift --
 144A* ........................ 10.125      06/01/08           --               --
International Home Foods,
 Inc. ......................... 10.375      11/01/06           --               --
Revlon Consumer Products,
 Inc. .........................  8.125      02/01/06           --               --
Revlon Consumer Products,
 Inc. .........................  8.625      02/01/08           --               --
                                                                         ------------
                                                                                --
                                                                         ------------
CONSUMER SUNDRIES (0.0%)
Protection One, Inc. ..........  7.375      08/15/05           --               --
                                                                         ------------
CONTAINERS (0.2%)
Ball Corp. -- 144A* ...........  7.75       08/01/06           --               --
Ball Corp. -- 144A* ...........  8.25       08/01/08           --               --
Huntsman Packaging Corp.         9.125      10/01/07           --               --
Plastic Containers, Inc.
 (Series B) ................... 10.00       12/15/06           --               --
U.S. Can Corp. ................ 10.125      10/15/06           --               --
                                                                         ------------
                                                                                --
                                                                         ------------



                                        TCW/DW INCOME
                                       AND GROWTH FUND                     COMBINED
                                ------------------------------ --------------------------------
                                    PRINCIPAL                      PRINCIPAL
                                     AMOUNT                         AMOUNT
                                 (In thousands)      VALUE      (In thousands)       VALUE
                                ---------------- ------------- ---------------- ---------------
Continental Cablevision,
 Inc. .........................         --               --         $12,950      $ 14,073,801
CSC Holdings, Inc. ............       $ 25        $    27,125            25            27,125
CSC Holdings, Inc. ............        300            303,081           300           303,081
CSC Holdings, Inc.
 (Series B) ...................         50             52,670            50            52,670
CSC Holdings, Inc. ............        125            121,734           125           121,734
Tele-Communications, Inc. .....         --              --            2,000         2,259,520
                                                  -----------                    ------------
                                                      828,660                      17,161,981
                                                  -----------                    ------------
CASINO/GAMBLING (0.9%)
Casino Magic Finance
 Corp. ........................         --              --            4,200         4,200,000
                                                  -----------                    ------------
CHEMICALS (0.1%)
Geo Specialty Chemicals --
 144A* ........................         60             57,600            60            57,600
Polymer Group Inc. 144A*               100             94,750           100            94,750
Texas Petrochemicals Corp.             325            299,000           325           299,000
                                                  -----------                    ------------
                                                      451,350                         451,350
                                                  -----------                    ------------
COMMERCIAL SERVICES (0.2%)
Intermedia
 Communications, Inc.
 (Series B) ...................        150            148,500           150           148,500
MasTec, Inc. (Series B) .......        250            222,500           250           222,500
NEXTLINK
 Communications, Inc. .........        415            403,588           415           403,588
                                                  -----------                    ------------
                                                      774,588                         774,588
                                                  -----------                    ------------
CONSUMER -- NONCYCLICAL (0.4%)
Boyds Collection Ltd. --
 144A* ........................        225            213,750           225           213,750
Cott Corp. (Canada) ...........        190            188,100           190           188,100
Homles Products Corp.
 (Series B) ...................        175            159,250           175           159,250
Home Interiors & Gift --
 144A* ........................        300            283,500           300           283,500
International Home Foods,
 Inc. .........................        475            503,500           475           503,500
Revlon Consumer Products,
 Inc. .........................        100             98,250           100            98,250
Revlon Consumer Products,
 Inc. .........................        300            292,500           300           292,500
                                                  -----------                    ------------
                                                    1,738,850                       1,738,850
                                                  -----------                    ------------
CONSUMER SUNDRIES (0.0%)
Protection One, Inc. ..........        150            154,587           150           154,587
                                                  -----------                    ------------
CONTAINERS (0.2%)
Ball Corp. -- 144A* ...........        250            257,500           250           257,500
Ball Corp. -- 144A* ...........        125            128,750           125           128,750
Huntsman Packaging Corp.               275            262,625           275           262,625
Plastic Containers, Inc.
 (Series B) ...................        275            284,625           275           284,625
U.S. Can Corp. ................        225            225,000           225           225,000
                                                  -----------                    ------------
                                                    1,158,500                       1,158,500
                                                  -----------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                             MORGAN STANLEY DEAN WITTER
                                                                INCOME BUILDER FUND
                                                          --------------------------------
                                                              PRINCIPAL
                                      COUPON    MATURITY       AMOUNT
                                       RATE       DATE     (In thousands)       VALUE
                                   ----------- ---------- ---------------- ---------------
DIVERSIFIED FINANCIAL
 SERVICES (3.2%)
Groupe Videotron Ltee
 (Canada) ........................ 10.63%      02/15/05        $14,060      $ 15,413,275
                                                                            ------------
DRUG STORE CHAIN (0.4%)
Thrifty PayLess Holdings,
 Inc. ............................ 12.25       04/15/04          1,950         2,132,813
                                                                            ------------
ENTERTAINMENT/GAMING (0.1%)
Boyd Gaming Corp. ................  9.25       10/01/03            --             --
Hard Rock Hotel Inc. --
 144A* ...........................  9.25       04/01/05            --             --
Hollywood Park (Series B)           9.50       08/01/07            --             --
                                                                            ------------
                                                                                  --
                                                                            ------------
FINANCIAL SERVICES (0.3%)
Forest City Enterprises, Inc.       8.50       03/15/08            --             --
GS Escrow Corp. -- 144A* .........  7.125      08/01/05            --             --
Nationwide Credit, Inc. --
 144A* ........................... 10.25       01/15/08            --             --
Williams Scotsman, Inc. ..........  9.875      06/01/07            --             --
                                                                            ------------
                                                                                  --
                                                                            ------------
FOOD SERVICES (0.1%)
Fred Meyer, Inc. .................  7.45       03/01/08            --             --
Jitney-Jungle Stores of
 America, Inc. ................... 10.375      09/15/07            --             --
                                                                            ------------
                                                                                  --
                                                                            ------------
FOREST PRODUCTS,
 PAPER &
 PACKAGING (0.2%)
Paperboard Industrial
 International, Inc. .............  8.375      09/15/07            --             --
Riverwood International
 Corp. ........................... 10.625      08/01/07            --             --
Tembec Finance Corp. .............  9.875      09/30/05            --             --
                                                                            ------------
                                                                                  --
                                                                            ------------
HEALTH EQUIPMENT
 & SERVICES (0.0%)
Prime Medical Services Inc.         8.75       04/01/08            --             --
                                                                            ------------
HEALTH SERVICES (0.1%)
Integrated Health Services
 (Series A) ......................  9.50       09/15/07            --             --
                                                                            ------------
HEALTHCARE (0.1%)
Dade International, Inc.
 (Series B) ...................... 11.125      05/01/06            --             --
                                                                            ------------
INDUSTRIAL
 SPECIALTIES (0.1%)
ITT Corp. ........................  7.375      11/15/15            --             --
                                                                            ------------
LODGING (0.1%)
HMH Properties, Inc.
 (Series B) ......................  7.875      08/01/08            --             --
Signature Resorts, Inc. ..........  9.25       05/15/06            --             --
                                                                            ------------
                                                                                  --
                                                                            ------------



                                           TCW/DW INCOME
                                          AND GROWTH FUND                     COMBINED
                                   ------------------------------ --------------------------------
                                       PRINCIPAL                      PRINCIPAL
                                        AMOUNT                         AMOUNT
                                    (In thousands)      VALUE      (In thousands)       VALUE
                                   ---------------- ------------- ---------------- ---------------
DIVERSIFIED FINANCIAL
 SERVICES (3.2%)
Groupe Videotron Ltee
 (Canada) ........................         --               --         $14,060      $ 15,413,275
                                                            --                      ------------
DRUG STORE CHAIN (0.4%)
Thrifty PayLess Holdings,
 Inc. ............................         --               --           1,950         2,132,813
                                                            --                      ------------
ENTERTAINMENT/GAMING (0.1%)
Boyd Gaming Corp. ................       $200        $   204,000           200           204,000
Hard Rock Hotel Inc. --
 144A* ...........................        300            297,000           300           297,000
Hollywood Park (Series B)                  75             73,500            75            73,500
                                                     -----------                    ------------
                                                         574,500                         574,500
                                                     -----------                    ------------
FINANCIAL SERVICES (0.3%)
Forest City Enterprises, Inc.             300            294,000           300           294,000
GS Escrow Corp. -- 144A* .........        700            715,812           700           715,812
Nationwide Credit, Inc. --
 144A* ...........................         65             61,750            65            61,750
Williams Scotsman, Inc. ..........        290            288,550           290           288,550
                                                     -----------                    ------------
                                                       1,360,112                       1,360,112
                                                     -----------                    ------------
FOOD SERVICES (0.1%)
Fred Meyer, Inc. .................        325            341,764           325           341,764
Jitney-Jungle Stores of
 America, Inc. ...................        225            225,000           225           225,000
                                                     -----------                    ------------
                                                         566,764                         566,764
                                                     -----------                    ------------
FOREST PRODUCTS,
 PAPER &
 PACKAGING (0.2%)
Paperboard Industrial
 International, Inc. .............        125            113,750           125           113,750
Riverwood International
 Corp. ...........................        225            208,688           225           208,688
Tembec Finance Corp. .............        460            464,600           460           464,600
                                                     -----------                    ------------
                                                         787,038                         787,038
                                                     -----------                    ------------
HEALTH EQUIPMENT
 & SERVICES (0.0%)
Prime Medical Services Inc.               225            207,000           225           207,000
                                                     -----------                    ------------
HEALTH SERVICES (0.1%)
Integrated Health Services
 (Series A) ......................        410            403,850           410           403,850
                                                     -----------                    ------------
HEALTHCARE (0.1%)
Dade International, Inc.
 (Series B) ......................        260            279,500           260           279,500
                                                     -----------                    ------------
INDUSTRIAL
 SPECIALTIES (0.1%)
ITT Corp. ........................        400            373,820           400           373,820
                                                     -----------                    ------------
LODGING (0.1%)
HMH Properties, Inc.
 (Series B) ......................        500            493,750           500           493,750
Signature Resorts, Inc. ..........         50             40,500            50            40,500
                                                     -----------                    ------------
                                                         534,250                         534,250
                                                     -----------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                            MORGAN STANLEY DEAN WITTER
                                                               INCOME BUILDER FUND
                                                         --------------------------------
                                                             PRINCIPAL
                                     COUPON    MATURITY       AMOUNT
                                      RATE       DATE     (In thousands)       VALUE
                                  ----------- ---------- ---------------- ---------------
MAJOR CHEMICALS (1.5%)
Harris Chemical North
 America, Inc. .................. 10.75%      10/15/03        $7,000       $  7,245,000
                                                                           ------------
MANAGED HEALTH CARE (0.8%)
Healthsouth Rehabilition
 Corp. ..........................  9.50       04/01/01         4,000          4,130,000
                                                                           ------------
MANUFACTURING (0.5%)
Ametek Inc. -- 144A* ............  7.20       07/15/08           --               --
BE Aerospace, Inc.
 (Series B) .....................  8.00       03/01/08           --               --
Communications & Power
 Industries, Inc. (Series B)      12.00       08/01/05           --               --
Doskocil Manufacturing
 Co., Inc. ...................... 10.125      09/15/07           --               --
Foamex L.P. .....................  9.875      06/15/07           --               --
GSI Group Inc. .................. 10.25       11/01/07           --               --
International Wire Group
 (Series B) ..................... 11.75       06/01/05           --               --
Jordan Telecom Products
 (Series B) .....................  9.875      08/01/07           --               --
Morris Materials Handling
 -- 144A* .......................  9.50       04/01/08           --               --
Packaged Ice, Inc. ..............  9.75       02/01/05           --               --
Telecommunications
 Techniques Co. -- 144A* ........  9.75       05/15/08           --               --
Viasystems, Inc. -- 144A* .......  9.75       06/01/07           --               --
                                                                           ------------
                                                                                  --
                                                                           ------------
MEDIA CONGLOMERATES (0.7%)
Garden State Newspapers,
 Inc. ........................... 12.00       07/01/04         3,000          3,240,000
Garden State Newspapers,
 Inc. ...........................  8.75       10/01/09           --               --
                                                                           ------------
                                                                              3,240,000
                                                                           ------------
MEDIA GROUP (0.2%)
Adams Outdoor
 Advertising, L.P. .............. 10.75       03/15/06           --               --
Chancellor Media Corp. ..........  9.375      10/01/04           --               --
Chancellor Media Corp.
 (Series B) .....................  8.125      12/15/07           --               --
Chancellor Media Corp.
 (Series B) .....................  9.00       10/01/08           --               --
Outdoor Systems, Inc. ...........  8.875      06/15/07           --               --
                                                                           ------------
                                                                                  --
                                                                           ------------
METALS & MINING (0.1%)
Geneva Steel Co. ................ 11.125      03/15/01           --               --
Metal Management, Inc. --
 144A* .......................... 10.00       05/15/08           --               --
P&L Coal Holdings Corp. --
 144A* ..........................  8.875      05/15/08           --               --
                                                                           ------------
                                                                                  --
                                                                           ------------
MISCELLANEOUS (2.1%)
Huntsman Polymers Corp. ......... 11.75       12/01/04         6,960          7,273,200
Ivaco, Inc. (Canada) ............ 11.50       09/15/05         2,900          2,784,000
                                                                           ------------
                                                                             10,057,200
                                                                           ------------



                                          TCW/DW INCOME
                                         AND GROWTH FUND                     COMBINED
                                  ------------------------------ --------------------------------
                                      PRINCIPAL                      PRINCIPAL
                                       AMOUNT                         AMOUNT
                                   (In thousands)      VALUE      (In thousands)       VALUE
                                  ---------------- ------------- ---------------- ---------------
MAJOR CHEMICALS (1.5%)
Harris Chemical North
 America, Inc. ..................         --               --         $7,000       $  7,245,000
                                                           --                      ------------
MANAGED HEALTH CARE (0.8%)
Healthsouth Rehabilition
 Corp. ..........................         --               --          4,000          4,130,000
                                                           --                      ------------
MANUFACTURING (0.5%)
Ametek Inc. -- 144A* ............       $200        $   212,957          200            212,957
BE Aerospace, Inc.
 (Series B) .....................        215            210,700          215            210,700
Communications & Power
 Industries, Inc. (Series B)             335            368,500          335            368,500
Doskocil Manufacturing
 Co., Inc. ......................        275            258,500          275            258,500
Foamex L.P. .....................         50             58,750           50             58,750
GSI Group Inc. ..................         60             51,000           60             51,000
International Wire Group
 (Series B) .....................        100            102,500          100            102,500
Jordan Telecom Products
 (Series B) .....................        500            470,000          500            470,000
Morris Materials Handling
 -- 144A* .......................        150            108,000          150            108,000
Packaged Ice, Inc. ..............        350            329,000          350            329,000
Telecommunications
 Techniques Co. -- 144A* ........        200            180,000          200            180,000
Viasystems, Inc. -- 144A* .......        125            106,250          125            106,250
                                                    -----------                    ------------
                                                      2,456,157                       2,456,157
                                                    -----------                    ------------
MEDIA CONGLOMERATES (0.7%)
Garden State Newspapers,
 Inc. ...........................         --               --          3,000          3,240,000
Garden State Newspapers,
 Inc. ...........................        425            412,250          425            412,250
                                                    -----------                    ------------
                                                        412,250                       3,652,250
                                                    -----------                    ------------
MEDIA GROUP (0.2%)
Adams Outdoor
 Advertising, L.P. ..............        500            525,000          500            525,000
Chancellor Media Corp. ..........         50             50,875           50             50,875
Chancellor Media Corp.
 (Series B) .....................        225            217,687          225            217,687
Chancellor Media Corp.
 (Series B) .....................        100            100,625          100            100,625
Outdoor Systems, Inc. ...........         25             26,125           25             26,125
                                                    -----------                    ------------
                                                        920,312                         920,312
                                                    -----------                    ------------
METALS & MINING (0.1%)
Geneva Steel Co. ................        275            165,000          275            165,000
Metal Management, Inc. --
 144A* ..........................        150            102,000          150            102,000
P&L Coal Holdings Corp. --
 144A* ..........................        200            203,500          200            203,500
                                                    -----------                    ------------
                                                        470,500                         470,500
                                                    -----------                    ------------
MISCELLANEOUS (2.1%)
Huntsman Polymers Corp. .........         --               --          6,960          7,273,200
Ivaco, Inc. (Canada) ............         --               --          2,900          2,784,000
                                                    -----------                    ------------
                                                           --                        10,057,200
                                                    -----------                    ------------

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                          MORGAN STANLEY DEAN WITTER
                                                             INCOME BUILDER FUND
                                                       --------------------------------
                                                           PRINCIPAL
                                   COUPON    MATURITY       AMOUNT
                                    RATE       DATE     (In thousands)       VALUE
                                ----------- ---------- ---------------- ---------------
MOVIES/ENTERTAINMENT (0.5%)
Time Warner, Inc. .............  9.625%     05/01/02        $2,000       $  2,269,180
                                                                         ------------
OIL INTERNATIONAL --
 EXPLORATION
 & PRODUCTION (0.0%)
Magnum Hunter Resources,
 Inc. ......................... 10.00       06/01/07           --              --
                                                                         ------------
PAPER & FOREST
 PRODUCTS (0.1%)
Stone Container Corp. ......... 10.75       10/01/02           --              --
                                                                         ------------
PUBLISHING (0.1%)
Primedia, Inc. ................  7.625      04/01/08           --              --
Von Hoffman Press, Inc. --
 144A* ........................ 10.375      05/15/07           --              --
                                                                         ------------
                                                                               --
                                                                         ------------
RESTAURANTS (0.1%)
American
 RestaurantGroup, Inc. --
 144A* ........................ 11.50       02/15/03           --              --
Perkins Family Restaurant,
 L.P. (Series B) .............. 10.125      12/15/07           --              --
                                                                         ------------
                                                                               --
                                                                         ------------
RETAIL (0.3%)
Cole National Group, Inc. .....  8.625      08/15/07           --              --
Guitar Center Management        11.00       07/01/06           --              --
Leslie's Poolmart ............. 10.375      07/15/04           --              --
Michaels Stores, Inc. ......... 10.875      06/15/06           --              --
Mrs. Fields Original
 Cookies ...................... 10.125      12/01/04           --              --
Zale Corp. (Series B) .........  8.50       10/01/07           --              --
                                                                         ------------
                                                                               --
                                                                         ------------
SPECIALTY STEEL (1.7%)
AK Steel Corp. ................ 10.75       04/01/04         8,000          8,320,000
                                                                         ------------
TELECOMMUNICATIONS (0.2%)
Intermedia
 Communications, Inc.
 (Series B) ...................  8.875      11/01/07            --             --
Level 3 Communications,
 Inc. .........................  9.125      05/01/08            --             --
Verio Inc. -- 144A* ........... 10.375      04/01/05            --             --
                                                                         ------------
                                                                               --
                                                                         ------------
TEXTILES (1.0%)
Dan River, Inc. ............... 10.125      12/15/03         4,300          4,450,500
Westpoint Stevens, Inc. --
 144A* ........................  7.875      06/15/08            --             --
                                                                         ------------
                                                                            4,450,500
                                                                         ------------
TRANSPORTATION (0.0%)
Atlas Air, Inc. ............... 10.75       08/01/05            --             --
                                                                         ------------
UTILITIES (0.1%)
Cal Energy Co., Inc. ..........  9.50       09/15/06            --             --
Cal Energy Co., Inc. ..........  7.63       10/15/07            --             --
Niagara Mohawk Power
 (Series F) ...................  7.625      10/01/05            --             --



                                        TCW/DW INCOME
                                       AND GROWTH FUND                     COMBINED
                                ------------------------------ --------------------------------
                                    PRINCIPAL                      PRINCIPAL
                                     AMOUNT                         AMOUNT
                                 (In thousands)      VALUE      (In thousands)       VALUE
                                ---------------- ------------- ---------------- ---------------
MOVIES/ENTERTAINMENT (0.5%)
Time Warner, Inc. .............         --              --          $2,000       $  2,269,180
                                                        --                       ------------
OIL INTERNATIONAL --
 EXPLORATION
 & PRODUCTION (0.0%)
Magnum Hunter Resources,
 Inc. .........................       $275        $   233,750          275            233,750
                                                  -----------                    ------------
PAPER & FOREST
 PRODUCTS (0.1%)
Stone Container Corp. .........        300            303,375          300            303,375
                                                  -----------                    ------------
PUBLISHING (0.1%)
Primedia, Inc. ................         50             48,000           50             48,000
Von Hoffman Press, Inc. --
 144A* ........................        250            250,000          250            250,000
                                                  -----------                    ------------
                                                      298,000                         298,000
                                                  -----------                    ------------
RESTAURANTS (0.1%)
American
 RestaurantGroup, Inc. --
 144A* ........................        225            200,250          225            200,250
Perkins Family Restaurant,
 L.P. (Series B) ..............        150            150,375          150            150,375
                                                  -----------                    ------------
                                                      350,625                         350,625
                                                  -----------                    ------------
RETAIL (0.3%)
Cole National Group, Inc. .....         50             49,250           50             49,250
Guitar Center Management               246            260,145          246            260,145
Leslie's Poolmart .............         75             75,000           75             75,000
Michaels Stores, Inc. .........        600            654,000          600            654,000
Mrs. Fields Original
 Cookies ......................        100             94,000          100             94,000
Zale Corp. (Series B) .........        175            169,750          175            169,750
                                                  -----------                    ------------
                                                    1,302,145                       1,302,145
                                                  -----------                    ------------
SPECIALTY STEEL (1.7%)
AK Steel Corp. ................         --              --           8,000          8,320,000
                                                  -----------                    ------------
TELECOMMUNICATIONS (0.2%)
Intermedia
 Communications, Inc.
 (Series B) ...................        150            150,750          150            150,750
Level 3 Communications,
 Inc. .........................        200            189,000          200            189,000
Verio Inc. -- 144A* ...........        825            808,500          825            808,500
                                                  -----------                    ------------
                                                    1,148,250                       1,148,250
                                                  -----------                    ------------
TEXTILES (1.0%)
Dan River, Inc. ...............         --              --           4,300          4,450,500
Westpoint Stevens, Inc. --
 144A* ........................        200            203,500          200            203,500
                                                  -----------                    ------------
                                                      203,500                       4,654,000
                                                  -----------                    ------------
TRANSPORTATION (0.0%)
Atlas Air, Inc. ...............         75             75,000           75             75,000
                                                  -----------                    ------------
UTILITIES (0.1%)
Cal Energy Co., Inc. ..........        180            194,400          180            194,400
Cal Energy Co., Inc. ..........         75             77,360           75             77,360
Niagara Mohawk Power
 (Series F) ...................        100            103,908          100            103,908

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

             PRO FORMA PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

                                  (UNAUDITED)


                                                         MORGAN STANLEY DEAN WITTER
                                                             INCOME BUILDER FUND
                                                       -------------------------------
                                                           PRINCIPAL
                                   COUPON    MATURITY       AMOUNT
                                    RATE       DATE     (In thousands)       VALUE
                                 ---------- ---------- ---------------- --------------
Niagara Mohawk Power
 (Series G) .................... 7.75%       10/01/08         --               --
Niagara Mohawk Power
 (Series H) .................... 0.00        07/01/10         --               --
                                                                               --
                                                                               --
                                                                               --
TOTAL NON-CONVERTIBLE
 BONDS
 (Identified Cost
 $95,138,077, $23,880,624
 and $119,018,700,
 respectively) .................                                         $ 92,749,013
                                                                         ------------
TOTAL CORPORATE
 BONDS
 (Identified Cost
 $160,040,580, $44,467,271
 and $204,507,849,
 respectively) .................                                          145,312,613
                                                                         ------------
WARRANT (0.0%)
Fitzgerald Gaming Corp
 (Identified Cost $0, $21,082, and
 $21,082, respectively) ........                   --         --               --
SHORT-TERM INVESTMENT (0.4%)
REPURCHASE AGREEMENT
The Bank of New York
 (dated 09/30/98; proceeds
 $1,701,930, $0 and
 $1,701,930, respectivley)
 (b) (Identified Cost
 $1,701,694, $0 and
 $1,701,694, respectively) ..... 5.00        10/01/98       $1,701          1,701,694
                                                                         ------------
TOTAL INVESTMENTS
 (Identified Cost
 $452,694,639, $54,206,614
 and $506,901,253,
 respectively) (c) .............                                          426,717,021
OTHER ASSETS IN
 EXCESS OF
 LIABILITIES ...................                                            6,513,009
                                                                         ------------
NET ASSETS .....................                                         $433,230,030
                                                                         ============



                                         TCW/DW INCOME
                                        AND GROWTH FUND                    COMBINED
                                 ------------------------------ -------------------------------
                                     PRINCIPAL                      PRINCIPAL
                                      AMOUNT                         AMOUNT
                                  (In thousands)      VALUE      (In thousands)       VALUE
                                 ---------------- ------------- ---------------- --------------
Niagara Mohawk Power
 (Series G) ....................       $175        $   187,558      $    175      $    187,558
Niagara Mohawk Power
 (Series H) ....................        125             92,640           125            92,640
                                                   -----------                    ------------
                                                       655,866                         655,866
                                                   -----------                    ------------
TOTAL NON-CONVERTIBLE
 BONDS
 (Identified Cost
 $95,138,077, $23,880,624
 and $119,018,700,
 respectively) .................                    22,985,706                     115,734,719
                                                   -----------                    ------------
TOTAL CORPORATE
 BONDS
 (Identified Cost
 $160,040,580, $44,467,271
 and $204,507,849,
 respectively) .................                    43,088,250                     188,400,863
                                                   -----------                    ------------
WARRANT (0.0%)
Fitzgerald Gaming Corp
 (Identified Cost $0, $21,082,
and
 $21,082, respectively) ........          4              9,366             4             9,366
                                                   -----------                    ------------
SHORT-TERM INVESTMENT (0.4%)
REPURCHASE AGREEMENT
The Bank of New York
 (dated 09/30/98; proceeds
 $1,701,930, $0 and
 $1,701,930, respectivley)
 (b) (Identified Cost
 $1,701,694, $0 and
 $1,701,694, respectively) .....         --             --             1,701         1,701,694
                                                   -----------                    ------------
TOTAL INVESTMENTS
 (Identified Cost
 $452,694,639, $54,206,614
 and $506,901,253,
 respectively) (c) .............                    52,638,420          98.2%      479,355,441
OTHER ASSETS IN
 EXCESS OF
 LIABILITIES ...................                     2,309,769           1.8         8,822,778
                                                   -----------      --------      ------------
NET ASSETS .....................                   $54,948,189         100.0%     $488,178,219
                                                   ===========      ========      ============

----------
Note: Percentages indicated parenthetically represent the net assets of the combined Fund.
ADR American Depository Receipt.
*     Resale is restricted to qualified institutional investors.
+     Issuer is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the combined Fund's Investment Manager.
++    Consists of more than one class of securities traded together as a unit;
stocks with attached warrants.
(a)        Non-income producing security; bond in default.
(b) Collateralized by $1,627,093 U.S. Treasury Note 6.25% due 01/31/02 valued at $1,735,727.
(c) The aggregate cost for federal income tax purposes approximates identified cost.


                                                                   GROSS            GROSS              NET
                                                                UNREALIZED       UNREALIZED         UNREALIZED
                                                               APPRECIATION     DEPRECIATION       DEPRECIATION
                                                              --------------   --------------   -----------------
   Morgan Stanley Dean Witter Income Builder Fund .........    $24,041,088      $50,018,706       ($ 25,977,618)
   TCW/DW Income and Growth Fund ..........................    $ 2,639,980      $ 4,208,174       ($  1,568,194)
                                                               -----------      -----------        ------------
   Combined ...............................................    $26,681,068      $54,226,880       ($ 27,545,812)
                                                               ===========      ===========        ============

                  See Notes to Pro Forma Financial Statements

                   MORGAN STANLEY DEAN WITTER INCOME BUILDER

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                        SEPTEMBER 30, 1998 (UNAUDITED)



                                                           MORGAN STANLEY
                                                             DEAN WITTER         TCW/DW
                                                           INCOME BUILDER   INCOME & GROWTH       PRO FORMA
                                                                FUND              FUND           ADJUSTMENTS        COMBINED
                                                          ---------------- ----------------- ------------------ ---------------
ASSETS:
Investments in securities, at value (identified cost
 $452,694,639, $54,206,614 and $506,901,253,
 respectively) ..........................................  $ 426,717,021     $ 52,638,420               --       $ 479,355,441
Receivable for:
 Interest ...............................................      4,016,177          860,352               --           4,876,529
 Investments sold .......................................      3,162,862        2,021,494               --           5,184,356
 Dividends ..............................................        753,565           25,213               --             778,778
 Shares of beneficial interest sold .....................        562,079            1,535               --             563,614
Deferred organizational expenses ........................         89,536               --               --              89,536
Prepaid expenses and other assets .......................         66,495            6,920               --              73,415
                                                           -------------     ------------               --       -------------
 TOTAL ASSETS ...........................................    435,367,735       55,553,934               --         490,921,669
                                                           -------------     ------------               --       -------------
LIABILITIES:
Payable for:
 Investments purchased ..................................      1,025,876          299,506               --           1,325,382
 Plan of distribution fee ...............................        357,189           33,860               --             391,049
 Shares of beneficial interest purchased ................        287,751           14,014               --             301,765
 Investment management/advisory fee .....................        267,986           13,557               --             281,543
 Dividends and distributions to shareholders ............         91,008               --               --              91,008
 Management fee .........................................             --           20,335               --              20,335
Payable to bank .........................................             --           32,049               --              32,049
Accrued expenses and other payables .....................        107,895          192,424               --             300,319
                                                           -------------     ------------               --       -------------
 TOTAL LIABILITIES ......................................      2,137,705          605,745               --           2,743,450
                                                           -------------     ------------               --       -------------
 NET ASSETS .............................................  $ 433,230,030     $ 54,948,189               --       $ 488,178,219
                                                           =============     ============               ==       =============
COMPOSITION OF NET ASSETS:
Paid-in-capital .........................................  $ 434,715,783     $ 54,413,771               --       $ 489,129,554
Net unrealized depreciation .............................    (25,977,618)      (1,568,194)              --         (27,545,812)
Net investment income ...................................      3,454,171           69,339               --           3,523,510
Accumulated undistributed net realized gain .............     21,037,694        2,033,273               --          23,070,967
                                                           -------------     ------------               --       -------------
 NET ASSETS .............................................  $ 433,230,030     $ 54,948,189               --       $ 488,178,219
                                                           =============     ============               ==       =============
CLASS A SHARES:
Net Assets ..............................................  $  10,073,263     $     63,941               --       $  10,137,204
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................        900,992            6,047             (328)(1)         906,711
 NET ASSET VALUE PER SHARE ..............................  $       11.18     $      10.57                        $       11.18
                                                           =============     ============                        =============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .......  $       11.80     $      11.16                        $       11.80
                                                           =============     ============                        =============
CLASS B SHARES:
Net Assets ..............................................  $ 416,908,604     $  7,832,580               --       $ 424,741,184
Shares Outstanding (unlimited authorized,$.01 par
 value) .................................................     37,280,650          740,649          (40,060)(1)      37,981,239
 NET ASSET VALUE PER SHARE ..............................  $       11.18     $      10.58                        $       11.18
                                                           =============     ============                        =============
CLASS C SHARES:
Net Assets ..............................................  $   5,630,261     $ 47,041,402               --       $  52,671,663
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................        504,418        4,444,337         (229,158)(1)       4,719,597
 NET ASSET VALUE PER SHARE ..............................  $       11.16     $      10.58                        $       11.16
                                                           =============     ============                        =============
CLASS D SHARES:
Net Assets ..............................................  $     617,902     $     10,266               --       $     628,168
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................         55,258              970              (52)(1)          56,176
 NET ASSET VALUE PER SHARE ..............................  $       11.18     $      10.58                        $       11.18
                                                           =============     ============                        =============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current TCW/DW Income & Growth Fund shares outstanding.


                  See Notes to Pro Forma Financial Statements

                   MORGAN STANLEY DEAN WITTER INCOME BUILDER

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)




                                                     MORGAN STANLEY
                                                       DEAN WITTER         TCW/DW           PRO FORMA
                                                     INCOME BUILDER   INCOME & GROWTH      ADJUSTMENTS
                                                          FUND              FUND            (NOTE 3)          COMBINED
                                                    ---------------- ----------------- ------------------ ----------------
NET INVESTMENT INCOME:
INCOME
Interest ..........................................  $  14,163,882     $  3,539,709               --       $  17,703,591
Dividends .........................................     11,937,421          479,815               --          12,417,236
                                                     -------------     ------------               --       -------------
 TOTAL INCOME .....................................     26,101,303        4,019,534               --          30,120,827
                                                     -------------     ------------               --       -------------
EXPENSES
Plan of distribution fee (Class A shares) .........         18,844               86               --              18,930
Plan of distribution fee (Class B shares) .........      3,886,869           51,744               --           3,938,613
Plan of distribution fee (Class C shares) .........         41,480          403,064               --             444,544
Investment management/advisory fee ................      3,387,158          183,906          271,704 (1)       3,842,768
Management fee ....................................             --          275,860         (275,860)(1)              --
Transfer agent fees and expenses ..................        380,586           61,335            8,000 (4)         449,921
Registration fees .................................        165,230          116,545         (110,528)(3)         171,247
Professional fees .................................         50,805           45,813          (45,813)(2)              --
                                                                                              37,000 (4)          87,805
Shareholder reports and notices ...................         66,522           48,082          (35,635)(2)              --
                                                                                              52,000 (4)         130,969
Custodian fees ....................................         47,954           24,665               --              72,619
Organizational expenses ...........................         32,715           19,846          (19,846)(3)          32,715
Trustees' fees and expenses .......................         11,998           32,770          (32,770)(2)          11,998
Other .............................................         20,188           16,965             (443)(2)          36,710
                                                     -------------     ------------         --------       -------------
 TOTAL EXPENSES ...................................      8,110,349        1,280,681         (152,191)          9,238,839
                                                     -------------     ------------         --------       -------------
 NET INVESTMENT INCOME ............................     17,990,954        2,738,843          152,191          20,881,988
                                                     -------------     ------------         --------       -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS)
Net realized gain .................................     21,800,391        3,354,925               --          25,155,316
Net change in unrealized appreciation .............    (68,902,232)      (7,538,979)              --         (76,441,211)
                                                     -------------     ------------         --------       -------------
 NET GAIN (LOSS) ..................................    (47,101,841)      (4,184,054)              --         (51,285,895)
                                                     -------------     ------------         --------       -------------
NET INCREASE (DECREASE) ...........................  $ (29,110,887)    $ (1,445,211)         152,191       $ (30,403,907)
                                                     =============     ============         ========       =============

----------
(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Organizational expenses of the acquired Fund will not be assumed by the surviving Fund.

(4) Solicitation costs in connection with the organization, which will be borne by TCW/DW Income & Growth Fund approximate $97,000.









                  See Notes to Pro Forma Financial Statements

                   MORGAN STANLEY DEAN WITTER INCOME BUILDER

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at September 30, 1998 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended September 30, 1998, reflect the accounts of Morgan Stanley Dean Witter Income Builder Fund ("MSDW Income Builder") and TCW/DW Income and Growth Fund ("TCW Income and Growth").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of TCW Income and Growth in exchange for shares in MSDW Income Builder. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of MSDW Income Builder which would have been issued on September 30, 1998 in connection with the proposed reorganization. Shareholders of TCW Income and Growth would become shareholders of MSDW Income Builder receiving shares of the corresponding class of MSDW Income Builder equal to the value of their holdings in TCW Income and Growth. The amount of additional shares assumed to be issued was calculated based on the September 30, 1998 net assets of TCW Income and Growth and the net asset value per share of MSDW Income Builder as follows:




               CLASS                        A               B                  C                D
-----------------------------------   ------------   ---------------   ----------------   ------------
Additional Shares Issued ..........        5,719           700,589          4,215,179            918
Net Assets 9/30/98
 TCW Income and Growth ............     $ 63,941       $ 7,832,580       $ 47,041,402       $ 10,266
Net Asset Value Per Share
 MSDW -- Income Builder ...........     $  11.18       $     11.18       $      11.16       $  11.18

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for MSDW Income Builder at the combined level of average net assets for the twelve months ended September 30, 1998. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the Income Builder and TCW/DW Income & Growth as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                          NET ASSET
                                                             SHARES         VALUE
               CLASS A                    NET ASSETS      OUTSTANDING     PER SHARE
-------------------------------------   --------------   -------------   ----------
TCW/DW Income & Growth Fund .........   $     88,349           7,728      $ 11.43
Income Builder ......................   $ 12,300,188       1,073,862      $ 11.45
Combined Fund (pro forma) ...........   $ 12,388,537       1,081,578      $ 11.45
            CLASS B
--------------------------------------
TCW/DW Income & Growth ..............   $  8,927,127         781,025      $ 11.43
Income Builder ......................   $421,497,820      36,809,451      $ 11.45
Combined Fund (pro forma) ...........   $430,424,947      37,589,113      $ 11.45
            CLASS C
--------------------------------------
TCW/DW Income & Growth ..............   $ 47,957,979       4,191,798      $ 11.44
Income Builder ......................   $  5,845,733         511,572      $ 11.43
Combined Fund (pro forma) ...........   $ 53,803,712       4,707,371      $ 11.43
            CLASS D
--------------------------------------
TCW/DW Income & Growth ..............   $     11,662           1,019      $ 11.44
Income Builder ......................   $    722,030          63,011      $ 11.46
Combined Fund (pro forma) ...........   $    733,692          64,029      $ 11.46

STATEMENT OF ADDITIONAL INFORMATION     MORGAN STANLEY DEAN WITTER
                                        INCOME BUILDER
NOVEMBER 25, 1998                       FUND

--------------------------------------------------------------------------------

     Morgan Stanley Dean Witter Income Builder Fund (the "Fund") is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is a secondary objective. The Fund seeks to achieve its objectives by investing under normal market conditions, at least 65% of its total assets in a diversified portfolio of income-producing common stocks and preferred stocks and in securities convertible into common stock. (See "Investment Practices and Policies.")


     A Prospectus for the Fund dated November 25, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter Income Builder Fund

Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------



The Fund and its Management ..............................................   3
Trustees and Officers ....................................................   7
Investment Practices and Policies ........................................  13
Investment Restrictions ..................................................  15
Portfolio Transactions and Brokerage .....................................  16
The Distributor ..........................................................  18
Purchase of Fund Shares ..................................................  23
Shareholder Services .....................................................  26
Redemptions and Repurchases ..............................................  30
Dividends, Distributions and Taxes .......................................  32
Performance Information ..................................................  33
Shares of the Fund .......................................................  35
Custodian and Transfer Agent .............................................  35
Independent Accountants ..................................................  36
Reports to Shareholders ..................................................  36
Legal Counsel ............................................................  36
Experts ..................................................................  36
Registration Statement ...................................................  36
Financial Statements--September 30, 1998 .................................  37
Report of Independent Accountants ........................................  55

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND



     The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 21, 1996 under the name Dean Witter Income Builder Fund. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Income Builder Fund.



THE INVESTMENT MANAGER


     Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

     MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":





OPEN-END FUNDS
 1     Active Assets California Tax-Free Trust
 2     Active Assets Government Securities Trust
 3     Active Assets Money Trust
 4     Active Assets Tax-Free Trust
 5     Morgan Stanley Dean Witter American Value Fund
 6     Morgan Stanley Dean Witter Balanced Growth Fund
 7     Morgan Stanley Dean Witter Balanced Income Fund
 8     Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 9     Morgan Stanley Dean Witter California Tax-Free Income Fund
10     Morgan Stanley Dean Witter Capital Appreciation Fund
11     Morgan Stanley Dean Witter Capital Growth Securities
12     Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
13     Morgan Stanley Dean Witter Convertible Securities Trust
14     Morgan Stanley Dean Witter Developing Growth Securities Trust
15     Morgan Stanley Dean Witter Diversified Income Trust
16     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
17     Morgan Stanley Dean Witter Equity Fund
18     Morgan Stanley Dean Witter European Growth Fund Inc.
19     Morgan Stanley Dean Witter Federal Securities Trust
20     Morgan Stanley Dean Witter Financial Services Trust
21     Morgan Stanley Dean Witter Fund of Funds
22     Morgan Stanley Dean Witter Global Dividend Growth Securities
23     Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
24     Morgan Stanley Dean Witter Global Utilities Fund
25     Morgan Stanley Dean Witter Growth Fund
26     Morgan Stanley Dean Witter Hawaii Municipal Trust
27     Morgan Stanley Dean Witter Health Sciences Trust
28     Morgan Stanley Dean Witter High Yield Securities Inc.
29     Morgan Stanley Dean Witter Income Builder Fund

30     Morgan Stanley Dean Witter Information Fund
31     Morgan Stanley Dean Witter Intermediate Income Securities
32     Morgan Stanley Dean Witter International SmallCap Fund
33     Morgan Stanley Dean Witter Japan Fund
34     Morgan Stanley Dean Witter Limited Term Municipal Trust
35     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
36     Morgan Stanley Dean Witter Market Leader Trust
37     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
38     Morgan Stanley Dean Witter Mid-Cap Growth Fund
39     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
40     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
41     Morgan Stanley Dean Witter New York Municipal Money Market Trust
42     Morgan Stanley Dean Witter New York Tax-Free Income Fund
43     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
44     Morgan Stanley Dean Witter Precious Metals and Minerals Trust
45     Morgan Stanley Dean Witter Select Dimensions Investment Series
46     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
47     Morgan Stanley Dean Witter Short-Term Bond Fund
48     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
49     Morgan Stanley Dean Witter Special Value Fund
50     Morgan Stanley Dean Witter S&P 500 Index Fund
51     Morgan Stanley Dean Witter S&P 500 Select Fund
52     Morgan Stanley Dean Witter Strategist Fund
53     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
54     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
55     Morgan Stanley Dean Witter U.S. Government Money Market Trust
56     Morgan Stanley Dean Witter U.S. Government Securities Trust
57     Morgan Stanley Dean Witter Utilities Fund
58     Morgan Stanley Dean Witter Value-Added Market Series
59     Morgan Stanley Dean Witter Value Fund
60     Morgan Stanley Dean Witter Variable Investment Series
61     Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS

 1     InterCapital California Insured Municipal Income Trust
 2     InterCapital California Quality Municipal Securities
 3     Dean Witter Government Income Trust
 4     High Income Advantage Trust
 5     High Income Advantage Trust II
 6     High Income Advantage Trust III
 7     InterCapital Income Securities Inc.
 8     InterCapital Insured California Municipal Securities
 9     InterCapital Insured Municipal Bond Trust
10     InterCapital Insured Municipal Income Trust
11     InterCapital Insured Municipal Securities
12     InterCapital Insured Municipal Trust
13     Municipal Income Opportunities Trust
14     Municipal Income Opportunities Trust II
15     Municipal Income Opportunities Trust III
16     Municipal Income Trust
17     Municipal Income Trust II

18     Municipal Income Trust III
19     Municipal Premium Income Trust
20     InterCapital New York Quality Municipal Securities
21     Morgan Stanley Dean Witter Prime Income Trust
22     InterCapital Quality Municipal Income Trust
23     InterCapital Quality Municipal Investment Trust
24     InterCapital Quality Municipal Securities



     In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):





OPEN-END FUNDS
1     TCW/DW Emerging Markets Opportunities Trust
2     TCW/DW Global Telecom Trust
3     TCW/DW Income and Growth Fund
4     TCW/DW Latin American Growth Fund
5     TCW/DW Mid-Cap Equity Trust
6     TCW/DW North American Government Income Trust
7     TCW/DW Small Cap Growth Fund
8     TCW/DW Total Return Trust

CLOSED-END FUNDS
1     TCW/DW Term Trust 2000
2     TCW/DW Term Trust 2002
3     TCW/DW Term Trust 2003



     MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.



     Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.



     Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to provide its administrative services under the Agreement.

     Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributiors Inc., the Distributor of the Fund's shares ("MSDW Distributors" or "the Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's daily net assets. Effective May 1, 1998, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996, and for the fiscal years ended September 30, 1997 and 1998, the Fund accrued total compensation to the Investment Manager in the amount of $242,252, $1,868,871 and $3,387,158, respectively.


     The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

     The Investment Manager paid the organizational expenses of the Fund, in the amount of $163,660, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses. The organizational expenses of the Fund have been deferred by the Fund and are being amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


     The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on April 17, 1996 and by MSDW Advisors, as the then sole shareholder, on April 17, 1996. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

     Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 30, 1998, the Trustees of the Fund amended the Agreement to lower the management fees charged on the Fund's average daily net assets in excess of $500 million.

     The following owned 5% or more of the outstanding shares of Class A on October 31, 1998: Morgan Stanley Dean Witter Trust FSB, custodian for FBO Chattanooga Housing Authority Retirement Plan, PO Box 957, Jersey City, NJ 07303-0957--5.7%. The following owned 25% or more of the outstanding shares of Class D on October 31, 1998: Morgan Stanley Dean Witter Trust FSB, agent for American Baptist Homes Foundation of the West Inc., TTEE FBO Gift Annuity, Jersey City, New Jersey 07311--61%.

     The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use or, at any time, permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.


TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


     The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 85 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below:



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (57) ........................   Vice Chairman of Kmart Corporation (commencing
Trustee                                       December, 1998); Director or Trustee of the Morgan
c/o Levitz Furniture Corporation              Stanley Dean Witter Funds; formerly Chairman
c/o Kmart Corporation                         and Chief Executive Officer of Levitz Furniture
3100 West Big Beaver Road                     Corporation (November, 1995-November, 1998)
Troy, Michigan                                and President and Chief Executive Officer of Hills
                                              Department Stores (May, 1991-July, 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.
                                              (1987-1991); Director of Eaglemark Financial
                                              Services, Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (65) ..............   Chairman, Director or Trustee, President and Chief
Chairman, President,                          Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee           Witter Funds; Chairman, Chief Executive Officer
Two World Trade Center                        and Trustee of the TCW/DW Funds; formerly
New York, New York                            Chairman, Chief Executive Officer and Director of
                                              MSDW Advisors, MSDW Distributors and MSDW
                                              Services, Executive Vice President and Director of
                                              Dean Witter Reynolds Inc. ("DWR"), Chairman
                                              and Director of Morgan Stanley Dean Witter Trust
                                              FSB ("MSDW Trust"), and Director and/or officer
                                              of various MSDW subsidiaries (until June, 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Edwin J. Garn (66) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah) (1974-1992) and Chairman, Senate
500 Huntsman Way                              Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                          of Salt Lake City, Utah (1972-1974); formerly
                                              Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation;
                                              Director of Franklin Covey (time management
                                              systems), John Alden Financial Corp. (health
                                              insurance), United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific (multilevel
                                              marketing); member of the board of various civic
                                              and charitable organizations.

John R. Haire (73) ........................   Chairman of the Audit Committee and Director or
Trustee                                       Trustee of the Morgan Stanley Dean Witter Funds;
Two World Trade Center                        Chairman of the Audit Committee and Trustee of
New York, New York                            the TCW/DW Funds; formerly Chairman of the
                                              Independent Directors or Trustees of the Morgan
                                              Stanley Dean Witter Funds and the TCW/DW
                                              Funds (until June, 1998); formerly President,
                                              Council for Aid to Education (1978-1989) and
                                              Chairman and Chief Executive Officer of Anchor
                                              Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Gordon Altman Butowsky                    Inc. (private mortgage insurance); Trustee and
 Weitzen Shalov & Wein                        Vice Chairman of The Field Museum of Natural
Counsel to the Independent Trustees           History; formerly associated with the Allstate
114 West 47th Street                          Companies (1966-1994), most recently as
New York, New York                            Chairman of The Allstate Corporation (March,
                                              1993-December, 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July, 1989-December,
                                              1994); director of various other business and
                                              charitable organizations.

Dr. Manuel H. Johnson (49) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Director or Trustee of the
Washington, DC                                Morgan Stanley Dean Witter Funds; Trustee of the
                                              TCW/DW Funds; Director of NASDAQ (since June,
                                              1995); Director of Greenwich Capital Markets, Inc.
                                              (broker-dealer) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice
                                              Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant
                                              Secretary of the U.S. Treasury.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
c/o Triumph Capital, L.P.                     Morgan Stanley Dean Witter Funds; Trustee of the
237 Park Avenue                               TCW/DW Funds; formerly Vice President, Bankers
New York, New York                            Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.

Philip J. Purcell* (55) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, DWR, and Novus
1585 Broadway                                 Credit Services Inc.; Director of MSDW Distributors;
New York, New York                            Director or Trustee of the Morgan Stanley Dean
                                              Witter Funds; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (68) ....................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Trustee of the TCW/DW Funds;
c/o Gordon Altman Butowsky                    Director of Citizens Utilities Company; formerly
 Weitzen Shalov & Wein                        Executive Vice President and Chief Investment
Counsel to the Independent Trustees           Officer of the Home Insurance Company (August,
114 West 47th Street                          1991- September, 1995).
New York, New York

Barry Fink (43) ...........................   Senior Vice President (since March, 1997),
Vice President, Secretary                     Secretary and General Counsel (since February,
 and General Counsel                          1997) and Director (since July, 1998) of MSDW
Two World Trade Center                        Advisors and MSDW Services; Senior Vice
New York, New York                            President (since March, 1997) and Assistant
                                              Secretary and Assistant General Counsel (since
                                              February, 1997) of MSDW Distributors; Assistant
                                              Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds (since February, 1997); previously
                                              First Vice President (June, 1993-February, 1997),
                                              Vice President and Assistant Secretary and
                                              Assistant General Counsel of MSDW Advisors and
                                              MSDW Services and Assistant Secretary of the
                                              Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds.

Thomas F. Caloia (52) .....................   First Vice President and Assistant Treasurer of
Treasurer                                     MSDW Advisors and MSDW Services; Treasurer
Two World Trade Center                        of the Morgan Stanley Dean Witter Funds and the
New York, New York                            TCW/DW Funds.

Paul D. Vance (62) ........................   Senior Vice President of MSDW Advisors; Vice
Vice President                                President of various Morgan Stanley Dean Witter
Two World Trade Center                        Funds.
New York, New York

Peter M. Avelar (40) ......................   Senior Vice President of MSDW Advisors; Vice
Vice President                                President of various Morgan Stanley Dean Witter
Two World Trade Center                        Funds.
New York, New York


----------

 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

     In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of various MSDW subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Ronald E. Robison, Executive Vice President and Chief Administrative Officer of MSDW Advisors and MSDW Services, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, are Vice Presidents of the Fund. Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 121 portfolios. As of October 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $109.2 billion and more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

     The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1998.





              FUND COMPENSATION
                                   AGGREGATE
                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE      FROM THE FUND
---------------------------      -------------
Michael Bozic .................     $1,500
Edwin J. Garn .................      1,650
John R. Haire .................      2,900
Wayne E. Hedien ...............      1,932
Dr. Manuel H. Johnson .........      1,600
Michael E. Nugent .............      1,650
John L. Schroeder .............      1,650

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                         FOR SERVICE AS
                                                                          CHAIRMAN OF
                                                                          INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                  FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                                AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                  TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
                               COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
NAME OF                      OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE            DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
-------------------            -----------------          -----        -----------------     ------------       ------------
Michael Bozic .............        $133,602                 --                  --                 --            $133,602
Edwin J. Garn .............         149,702                 --                  --                 --             149,702
John R. Haire .............         149,702            $73,725            $157,463            $25,350             406,240
Wayne E. Hedien ...........          39,010                 --                  --                 --              39,010
Dr. Manuel H. Johnson               145,702             71,125                  --                 --             216,827
Michael E. Nugent .........         149,702             73,725                  --                 --             223,427
John L. Schroeder .........         149,702             73,725                  --                 --             223,427



     As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


--------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                            ESTIMATED
                                                                          RETIREMENT          ANNUAL
                                     ESTIMATED                             BENEFITS          BENEFITS
                                      CREDITED                            ACCRUED AS           UPON
                                       YEARS           ESTIMATED           EXPENSES         RETIREMENT
                                   OF SERVICE AT     PERCENTAGE OF          BY ALL           FROM ALL
                                     RETIREMENT         ELIGIBLE           ADOPTING          ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION           FUNDS           FUNDS(2)
---------------------------         ------------      ------------           -----           --------
Michael Bozic .................          10               58.82%         $   20,499           $55,026
Edwin J. Garn .................          10               58.82              30,878            55,026
John R. Haire .................          10               58.82             (19,823)(3)       132,002
Wayne E. Hedien ...............           9               50.00                   0            46,772
Dr. Manuel H. Johnson .........          10               58.82              12,832            55,026
Michael E. Nugent .............          10               58.82              22,546            55,026
John L. Schroeder .............           8               49.02              39,350            46,123



--------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------


     As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting, under normal market conditions of at least 65% of its total assets in income-producing equity securities, in preferred stocks and securities convertible into common stock. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives. The Fund has no intention of investing in excess of 50% of its net assets in lower rated convertibles and fixed-income securities for the fiscal year ending September 30, 1999.


REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


WHEN, AS AND IF ISSUED SECURITIES


     The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.



RULE 144A SECURITIES

     The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loan justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     New Instruments. New financial products and various combinations thereof continue to be developed. The Fund may invest in any such products as may be developed, to the extent conistent with its investment objective and applicable regulatory requirements.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate for the fiscal years ended September 30, 1997 and 1998 was approximately 74% and 58%, respectively. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund may not:

     1. Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (6).

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.


     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

     In addition, the Fund, as non-fundamental policies, will not invest in options or futures contracts or in more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund paid $100,337, $224,501 and $314,715, respectively, in brokerage commissions.


     Many of the Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended September 30, 1998, the Fund paid $160,575 in brokerage commissions in connection with transactions in the aggregate amount of $88,677,861, to brokers because of research services provided.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund paid a total of $24,548, $82,810 and $141,296, respectively, in brokerage commissions to DWR. The brokerage commissions paid to DWR represented approximately 44.90% of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 1998 and were paid on account of transactions having an aggregate dollar value equal to approximately 53.7% of the aggregate dollar value of all portfolio transactions of the Fund during the fiscal year for which commissions were paid. During the period June 1, 1997 through September 30, 1997 the Fund did not pay any brokerage commissions to MS & Co. and during the fiscal year ended September 30, 1998, the Fund paid a total of $6,600 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the Merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended September 30, 1998, the brokerage commissions paid to MS & Co. represented approximately 2.10% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 2.73% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996 and the fiscal years ended September 30, 1997 and 1998, the Fund did not effect any principal transactions with DWR.

     During the fiscal year ended September 30, 1998, the Fund purchased preferred stock of Merrill Lynch & Co., which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 1998, the Fund held preferred stock of two companies, each issued by Merrill Lynch & Co. with a market value of $1,991,250 and $1,886,625, respectively.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


     As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the Continuation of the Distribution Agreement until April 30, 1999.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.



PLAN OF DISTRIBUTION


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan" ) pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $25,720, $618,040 and $1,076,184 in contingent deferred sales charges from Class B for the period June 26, 1996 (commencement of operations) through September 30, 1996 and for the fiscal years ended September 30, 1997 and 1998, respectively, (b) approximately $12 and $4,960 in contingent deferred sales charges from Class C for the fiscal years ended September 30, 1997 and 1998, respectively, and (c) approximately $14,418 and $99,718 in front-end sales charges from Class A for the fiscal years ended September 30, 1997 and 1998, respectively, none of which was retained by the Distributor. No contingent deferred sales charges were received from Class A during the fiscal years ended September 30, 1997 and 1998.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


     The Plan was adopted by a vote of the Trustees of the Fund on April 17, 1996 at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as then sole shareholder of the

Fund, approved the Plan on April 17, 1996, whereupon the Plan went into effect. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


     Pursuant to the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1998 of $3,886,869. This is an accrual at an annual rate of 0.88% of the Fund's average daily net assets and was calculated pursuant to clause (a) of the compensation formula of the plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal year ended September 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $18,844 and $41,480, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


     With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund shares sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $26,595,881 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 8.56% ($2,277,144)--advertising and promotional expenses; (ii) 0.89% ($236,404)--printing of prospectuses for distribution to other than current shareholders; and (iii) 90.55% ($24,082,333)--other expenses, including the gross sales credit and the carrying charge, of which 5.54% ($1,334,253) represents carrying charges, 38.63% ($9,303,965) represents commission credits to DWR branch offices for payments of commissions to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives and 55.83% ($13,444,115) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies;
(b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The amounts accrued by Class A and Class C for distribution during the fiscal year ended September 30, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses in distribution shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $18,378,964 at September 30, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

     No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     Under its terms, the Plan had an initial term ending April 30, 1997 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

     As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


     Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



     Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefiting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



     The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

     Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


     If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


     At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


     Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

     In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:




           YEAR SINCE
            PURCHASE              CDSC AS A PERCENTAGE
          PAYMENT MADE             OF AMOUNT REDEEMED
          ------------             ------------------
First ..........................         5.0%
Second .........................         4.0%
Third ..........................         3.0%
Fourth .........................         2.0%
Fifth ..........................         2.0%
Sixth ..........................         1.0%
Seventh and thereafter .........         None


     The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serve as recordkeeper pursuant to a written Recordkeeping Services Agreement:


           YEAR SINCE
            PURCHASE             CDSC AS A PERCENTAGE
          PAYMENT MADE            OF AMOUNT REDEEMED
          ------------            ------------------
First .........................         2.0%
Second ........................         2.0%
Third .........................         1.0%
Fourth and thereafter .........         None


     In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

     Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

     Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

     Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor or other selected broker-dealer, and will be forwarded to the shareholder upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


     Targeted Dividends(SM). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Income Builder Fund or in another Class of Morgan Stanley Dean Witter Income Builder Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

     EasyInvest(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

     Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

     Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the Value of the SWP Funds' shares, on an annualized basis. Any applicable Contingent Deferred Sales Charge ("CDSC") will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

     A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

     Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

     The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month, quarter, or semi-annual or annual period and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's Dean Witter Reynolds Inc. or other selected broker-dealer brokerage account, or amounts deposited electronically into the shareholder's bank account via the Automated Clearing House, within five business days after the date of redemption.

     Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although a shareholder may make additional investments while participating in the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of sales charges applicable to purchases or redemptions of shares (see "Purchase of Fund Shares" in the Prospectus).

     Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution in such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

     Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Income Builder Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.



EXCHANGE PRIVILEGE


     As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing eight funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


     Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

     Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


     As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

     When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


     With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

     The Distributor and any Selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected broker-dealer for any transactions pursuant to this Exchange Privilege.


     Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

     The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

     For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

     Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

     Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus.

     Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


     Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


     Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

     Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

     Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. It is expected that the Treasury will issue regulations or other guidance to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax rate on long term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain the lower rate from more than 12 months to more than

18 months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to more than twelve months for transactions occurring after January 1, 1998. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.


     After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

     Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


     As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a specified period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through

September 30, 1998 were -9.66% and 9.89%, respectively. The average annual total returns of Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -9.67% and -3.67%, respectively. The average annual total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -6.25% and 0.09%, respectively. The average annual total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 (inception of the Class) through September 30, 1998 were -4.46% and 1.06%, respectively.

     In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through September 30, 1998 were -5.29% and 11.06%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.67% and 0.86%, respectively, the average annual total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -5.38% and 0.09%, respectively, and the average annual total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.46% and 1.06%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended September 30, 1998 and for the period June 26, 1996 (commencement of operations) through September 30, 1998 were -5.29% and 26.78%, respectively. Based on the foregoing calculations, the total returns for Class A for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.67% and 1.01%, respectively, the total returns of Class C for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -5.38% and 0.10%, respectively, and the total returns of Class D for the fiscal year ended September 30, 1998 and for the period July 28, 1997 through September 30, 1998 were -4.46% and 1.25%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at September 30, 1998:



                                         INVESTMENT AT INCEPTION OF:
                          INCEPTION   ----------------------------------
CLASS                       DATE:      $10,000     $50,000     $100,000
----------------------   ----------   ---------   ---------   ----------
  Class A ............   07/28/97     $9,570      $48,485     $97,980
  Class B ............   06/26/96     12,678       63,390     126,780
  Class C ............   07/28/97     10,010       50,050     100,100
  Class D ............   07/28/97     10,125       50,625     101,250


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not authorized any such additional series or classes of shares, other than as set forth in the Prospectus.

     The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest.

     The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

     The Bank of New York, 90 Washington Street, New York, New York is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.



     Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager and Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

     The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

     Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


     The annual financial statements of the Fund for the fiscal year ended September 30, 1998 which are included in the Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998



 NUMBER OF
  SHARES                                                                VALUE
----------------------------------------------------------------------------------
             COMMON STOCKS (45.4%)
             Accident & Health Insurance (0.8%)
  96,000     Torchmark Corp. ...................................   $  3,450,000
                                                                   ------------
             Apparel (0.8%)
 132,000     Kellwood Co. ......................................      3,547,500
                                                                   ------------
             Auto Parts -- Original Equipment (1.7%)
  97,000     Dana Corp. ........................................      3,619,312
  78,000     Johnson Controls, Inc. ............................      3,627,000
                                                                   ------------
                                                                      7,246,312
                                                                   ------------
             Building Materials (1.7%)
  70,000     Armstrong World Industries, Inc. ..................      3,745,000
  34,000     Vulcan Materials Co. ..............................      3,440,375
                                                                   ------------
                                                                      7,185,375
                                                                   ------------
             Clothing/Shoe/Accessory Chains (0.8%)
 157,000     Limited (The), Inc. ...............................      3,444,187
                                                                   ------------
             Consumer Electric/Appliances (0.8%)
  76,000     Whirlpool Corp. ...................................      3,572,000
                                                                   ------------
             Consumer Sundries (0.8%)
  92,000     American Greetings Corp. (Class A) ................      3,639,750
                                                                   ------------
             Containers/Packaging (0.8%)
 130,000     Crown Cork & Seal Co., Inc. .......................      3,477,500
                                                                   ------------
             Diversified Financial Services (0.7%)
  33,000     Providian Financial Corp. .........................      2,798,812
                                                                   ------------
             Electric Utilities: East (1.7%)
  92,000     New England Electric System .......................      3,818,000
  94,000     Public Service Enterprise Group, Inc. .............      3,695,375
                                                                   ------------
                                                                      7,513,375
                                                                   ------------
             Electric Utilities: South (0.9%)
 121,000     Houston Industries Inc. ...........................      3,766,125
                                                                   ------------
             Finance Companies (2.4%)
  55,000     Associates First Capital Corp. (Class A) ..........      3,588,750
  56,000     Fannie Mae ........................................      3,598,000
 105,000     SLM Holding Corp. .................................      3,405,936
                                                                   ------------
                                                                     10,592,686
                                                                   ------------
             Food Distributors (0.8%)
 156,000     Supervalu, Inc. ...................................      3,636,750
                                                                   ------------
             Home Building (0.8%)
 115,000     Fleetwood Enterprises, Inc. .......................      3,471,562
                                                                   ------------
             Life Insurance (1.1%)
  17,622     Aegon N.V. (ADR) (Netherlands) ....................      1,372,313
  59,000     Jefferson-Pilot Corp. .............................      3,569,500
                                                                   ------------
                                                                      4,941,813
                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 NUMBER OF
  SHARES                                                              VALUE
--------------------------------------------------------------------------------
             Major Banks (0.8%)
  116,000    KeyCorp ..........................................   $  3,349,500
                                                                  ------------
             Major Chemicals (3.3%)
   42,000    Dow Chemical Co. .................................      3,588,375
  123,000    Hercules, Inc. ...................................      3,697,688
   67,000    PPG Industries, Inc. .............................      3,655,688
  127,000    Rohm & Haas Co. ..................................      3,532,188
                                                                  ------------
                                                                    14,473,939
                                                                  ------------
             Major Pharmaceuticals (0.8%)
   35,000    Schering-Plough Corp. ............................      3,624,688
                                                                  ------------
             Major U.S. Telecommunications (3.4%)
   62,000    AT&T Corp. .......................................      3,623,125
   76,000    Bell Atlantic Corp. ..............................      3,681,250
   68,000    GTE Corp. ........................................      3,740,000
   69,000    U.S. West Communications Group, Inc. .............      3,618,188
                                                                  ------------
                                                                    14,662,563
                                                                  ------------
             Meat/Poultry/Fish (0.8%)
  132,000    Hormel Foods Corp. ...............................      3,572,250
                                                                  ------------
             Mid-Sized Banks (1.5%)
  192,000    First Security Corp. .............................      3,204,000
  126,000    First Tennessee National Corp. ...................      3,433,500
                                                                  ------------
                                                                     6,637,500
                                                                  ------------
             Motor Vehicles (2.4%)
   72,000    Chrysler Corp. ...................................      3,447,000
   74,500    Ford Motor Co. ...................................      3,496,844
   62,000    General Motors Corp. .............................      3,390,625
                                                                  ------------
                                                                    10,334,469
                                                                  ------------
             Multi-Line Insurance (0.8%)
   41,000    Lincoln National Corp. ...........................      3,372,250
                                                                  ------------
             Multi-Sector Companies (0.8%)
  105,000    Tenneco, Inc. ....................................      3,451,875
                                                                  ------------
             Natural Gas -- Distribution (0.9%)
   71,000    Consolidated Natural Gas Co. .....................      3,869,500
                                                                  ------------
             Newspapers (0.5%)
  136,344    Hollinger International, Inc. (Class A) ..........      1,959,945
                                                                  ------------
             Oil Refining/Marketing (0.8%)
   75,000    Ashland, Inc. ....................................      3,468,750
                                                                  ------------
             Other Metals/Minerals (0.9%)
  280,000    Cyprus Amax Minerals Co. .........................      3,710,000
                                                                  ------------
             Real Estate Investment Trust (5.3%)
   98,300    Boston Properties, Inc. ..........................      2,801,550
  120,000    Equity One, Inc. .................................      1,050,000
   59,250    Healthcare Realty Trust, Inc. ....................      1,510,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 NUMBER OF
  SHARES                                                                  VALUE
------------------------------------------------------------------------------------
  91,500     LTC Properties, Inc. ................................   $  1,595,531
 100,000     Meditrust Corp. .....................................      1,706,250
  92,377     MeriStar Hospitality Corp. ..........................      1,576,183
 200,000     Mid-Atlantic Realty Trust ...........................      2,700,000
  50,420     New Plan Excel Realty Trust .........................      1,175,416
 145,000     Reckson Associates Realty Corp. .....................      3,407,500
 208,800     Sunstone Hotel Investors, Inc. ......................      1,892,250
  68,800     Tanger Factory Outlet Centers, Inc. .................      1,560,900
  60,000     Trinet Corporate Realty Trust, Inc. .................      1,957,500
                                                                     ------------
                                                                       22,933,955
                                                                     ------------
             Savings & Loan Associations (2.4%)
 166,000     TCF Financial Corp. .................................      3,299,250
 148,000     Washington Federal, Inc. ............................      3,700,000
 102,000     Washington Mutual, Inc. .............................      3,423,375
                                                                     ------------
                                                                       10,422,625
                                                                     ------------
             Smaller Banks (0.9%)
  73,000     Wilmington Trust Corp. ..............................      3,723,000
                                                                     ------------
             Steel/Iron Ore (0.8%)
 150,000     USX-U.S. Steel Group, Inc. ..........................      3,581,250
                                                                     ------------
             Tobacco (1.7%)
  80,000     Philip Morris Companies, Inc. .......................      3,685,000
 120,000     UST, Inc. ...........................................      3,547,500
                                                                     ------------
                                                                        7,232,500
                                                                     ------------
             TOTAL COMMON STOCKS
             (Identified Cost $189,888,715) ......................    196,664,306
                                                                     ------------
             CONVERTIBLE PREFERRED STOCKS (19.2%)
             Accident & Health Insurance (0.5%)
  85,000     AmerUs Life Holdings, Inc. ..........................      2,061,250
                                                                     ------------
             Apparel (0.3%)
  30,500     Warnaco Group, Inc. $3.00 ...........................      1,220,000
                                                                     ------------
             Auto Parts (0.7%)
  94,000     BTI Capital Trust $3.25 -- 144A* ....................      1,880,000
  68,500     Walbro Capital Trust $2.00 ..........................      1,147,375
                                                                     ------------
                                                                        3,027,375
                                                                     ------------
             Books/Magazine (0.6%)
 130,000     Reader's Digest Association, Inc $1.93...............      2,705,625
                                                                     ------------
             Broadcasting (0.9%)
 109,700     Metromedia International Group, Inc. $3.625..........      2,495,675
 145,000     Triathlon Broadcasting Co. $0.945 ...................      1,377,500
                                                                     ------------
                                                                        3,873,175
                                                                     ------------
             Business Services (0.7%)
  63,000     Unisys Corp. (Series A) $3.75 .......................      2,984,625
                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 NUMBER OF
  SHARES                                                                                VALUE
-------------------------------------------------------------------------------------------------
             Containers/Packaging (0.6%)
  70,000     Sealed Air Corp. (Series A) $2.00 .................................   $  2,528,750
                                                                                   ------------
             Finance (0.3%)
  39,200     Insignia Financing, Inc. $3.25.....................................      1,496,970
                                                                                   ------------
             Investment Bankers/Brokers/Services (0.9%)
  90,000     Merrill Lynch & Co., Inc. $2.39
             (exchangeable into IMC Global, Inc. common stock) .................      1,991,250
  25,800     Merrill Lynch & Co., Inc. $4.087
             (exchangeable into SunAmerica, Inc. common stock) .................      1,886,625
                                                                                   ------------
                                                                                      3,877,875
                                                                                   ------------
             Machinery (0.6%)
 117,000     Ingersoll-Rand Co. $1.688 .........................................      2,457,000
                                                                                   ------------
             Major U.S. Telecommunications (1.2%)
  44,100     Loral Space & Commmunications Ltd. $3.00 -- 144A* (Bermuda)              1,990,012
  47,000     Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda) ......      2,120,875
  27,000     Qualcomm Financial Trust $2.875 ...................................      1,128,951
                                                                                   ------------
                                                                                      5,239,838
                                                                                   ------------
             Movies/Entertainment (0.6%)
  70,000     Premier Parks, Inc. $4.05..........................................      2,730,000
                                                                                   ------------
             Non-U.S. Banks (1.5%)
 135,000     National Australia Bank, Ltd. $1.969 (Australia) (Units)++ ........      3,594,375
 111,500     WBK Strypes Trust $3.135...........................................      3,080,187
                                                                                   ------------
                                                                                      6,674,562
                                                                                   ------------
             Oil Refining/Marketing (0.7%)
 200,000     Tesoro Petroleum Corp. $1.16 ......................................      2,850,000
                                                                                   ------------
             Other Consumer Services (0.6%)
 100,000     Cendant Corp. $3.75 ...............................................      2,500,000
                                                                                   ------------
             Package Goods/Cosmetics (0.9%)
  72,000     Estee Lauder Co. $3.80 ............................................      3,960,000
                                                                                   ------------
             Property -- Casualty Insurance (0.5%)
 210,000     Philadelphia Consolidated Holding Co. $0.70 .......................      2,047,500
                                                                                   ------------
             Railroads (0.8%)
  75,000     Union Pacific Capital Trust $3.125 -- 144A* .......................      3,375,000
                                                                                   ------------
             Real Estate Investment Trust (3.1%)
  61,400     Camden Property Trust (Series A) $2.25 ............................      1,542,675
 182,000     FelCor Lodging Trust, Inc. (Series A) $1.95 .......................      3,913,000
 113,000     Merry Land & Investment Co., Inc. (Series C) $2.15 ................      2,973,313
  36,600     Rouse Co. (Series B) $3.00 ........................................      1,647,000
 140,000     SL Green Realty Corp. $2.00 .......................................      3,360,000
                                                                                   ------------
                                                                                     13,435,988
                                                                                   ------------
             Smaller Banks (0.9%)
 145,000     CNB Capital Trust I $1.50..........................................      3,878,750
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 NUMBER OF
  SHARES                                                                      VALUE
----------------------------------------------------------------------------------------
             Steel/Iron Ore (0.7%)
 165,000     USX Corp. ...............................................   $  3,114,375
                                                                         ------------
             Telecommunications (0.8%)
  67,500     EchoStar Communications Corp. (Series C) $3.375..........      3,628,125
                                                                         ------------
             Unregulated Power Generation (0.8%)
  81,000     CalEnergy Capital Trust $3.25............................      3,371,625
                                                                         ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Identified Cost $101,063,650)...........................     83,038,408
                                                                         ------------


 PRINCIPAL
 AMOUNT IN                                                        COUPON        MATURITY
 THOUSANDS                                                         RATE           DATE
-----------                                                    ------------   -----------
              CORPORATE BONDS (33.5%)
              CONVERTIBLE BONDS (12.1%)
              Assisted Living Services (0.7%)
 $  1,500     ARV Assisted Living, Inc. ....................    6.75 %         04/01/06       868,500
    3,000     Emeritus Corp. -- 144A* ......................    6.25           01/01/06     2,099,460
                                                                                            ---------
                                                                                            2,967,960
                                                                                            ---------
              Auto Parts (2.0%)
    4,000     Mark IV Industries, Inc. -- 144A* ............    4.75           11/01/04     3,326,240
    3,000     MascoTech, Inc. ..............................    4.50           12/15/03     2,553,750
    2,700     Tower Automotive, Inc. -- 144A* ..............    5.00           08/01/04     2,592,000
                                                                                            ---------
                                                                                            8,471,990
                                                                                            ---------
              Books/Magazine (0.1%)
      640     Nelson (Thomas), Inc. ........................    5.75           11/30/99       635,341
                                                                                            ---------
              Cable/Cellular (0.7%)
    7,850     U.S. Cellular Corp. ..........................    0.00           06/15/15     2,983,157
                                                                                            ---------
              Clothing/Shoe/Accessory Chains (1.3%)
    4,400     Genesco Inc. -- 144A* ........................    5.50           04/15/05     2,549,492
    3,200     Saks Holdings, Inc. ..........................    5.50           09/15/06     3,168,000
                                                                                            ---------
                                                                                            5,717,492
                                                                                            ---------
              Finance (0.8%)
    4,000     Financial Federal Corp. -- 144A* .............    4.50           05/01/05     3,665,000
                                                                                            ---------
              Machinery (0.5%)
    2,300     Thermo Fibertek, Inc. -- 144A* ...............    4.50           07/15/04     2,110,250
                                                                                            ---------
              Major U.S. Telecommunications (0.8%)
    3,700     Bell Atlantic Financial Service -- 144A*......    4.25           09/15/05     3,590,147
      750     SA Telecommunications, Inc.
              -- 144A* (a) .................................   10.00           08/15/06        22,500
                                                                                            ---------
                                                                                            3,612,647
                                                                                            ---------
              Managed Health Care (1.1%)
    4,400     Concentra Managed Care, Inc. -- 144A*.........    4.50           03/15/03     2,824,272
    5,400     Phymatrix Corp. ..............................    6.75           06/15/03     2,052,000
                                                                                            ---------
                                                                                            4,876,272
                                                                                            ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                       COUPON       MATURITY
 THOUSANDS                                                        RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------
              Medical Electronics (0.4%)
  $ 2,100     ThermoTrex Corp. .............................    3.25%        11/01/07      $1,523,508
                                                                                           ----------
              Office Equipment & Supplies (0.7%)
    4,750     Danka Business Systems, PLC
              (United Kingdom) .............................    6.75         04/01/02       3,090,492
                                                                                           ----------
              Real Estate Investment Trust (1.6%)
    3,800     Capstar Hotel Corp. ..........................    4.75         10/15/04       2,539,426
    4,425     Capstone Capital Corp. .......................    6.55         03/14/02       4,211,892
                                                                                           ----------
                                                                                            6,751,318
                                                                                           ----------
              Services to the Health Industry (0.4%)
    1,380     Pharmaceutical Marketing Services, Inc.           6.25         02/01/03       1,204,354
      675     Pharmaceutical Marketing Services, Inc.
              (Eurobond) ...................................    6.25         02/01/03         590,625
                                                                                           ----------
                                                                                            1,794,979
                                                                                           ----------
              Shoe Manufacturing (1.0%)
    2,300     Nine West Group, Inc. ........................    5.50         07/15/03       1,520,507
    4,300     Nine West Group, Inc. -- 144A* ...............    5.50         07/15/03       2,842,687
                                                                                           ----------
                                                                                            4,363,194
                                                                                           ----------
              TOTAL CONVERTIBLE BONDS
              (Identified Cost $64,902,503) ..........................................     52,563,600
                                                                                           ----------
              NON-CONVERTIBLE BONDS (21.4%)
              Books/Magazine (0.7%)
    2,200     Big Flower Press, Inc. .......................    8.875        07/01/07       2,145,000
    1,000     Hollinger International Publishing, Inc.          9.25         02/01/06       1,025,000
                                                                                           ----------
                                                                                            3,170,000
                                                                                           ----------
              Broadcasting (2.0%)
    3,000     JCAC Inc. ....................................   10.125        06/15/06       3,285,000
    5,060     Young Broadcasting Corp. .....................   11.75         11/15/04       5,388,900
                                                                                           ----------
                                                                                            8,673,900
                                                                                           ----------
              Building Materials (0.7%)
    2,850     USG Corp. (Series B) .........................    9.25         09/15/01       3,113,824
                                                                                           ----------
              Cable/Cellular (3.8%)
   12,950     Continental Cablevision, Inc. ................   11.00         06/01/07      14,073,801
    2,000     Tele-Communications, Inc. ....................    9.25         04/15/02       2,259,520
                                                                                           ----------
                                                                                           16,333,321
                                                                                           ----------
              Casino/Gambling (1.0%)
    4,200     Casino Magic Finance Corp. ...................   11.50         10/15/01       4,200,000
                                                                                           ----------
              Diversified Financial Services (3.6%)
   14,060     Groupe Videotron Ltee (Canada) ...............   10.625        02/15/05      15,413,275
                                                                                           ----------
              Drug Store Chain (0.5%)
    1,950     Thrifty PayLess Holdings, Inc. ...............   12.25         04/15/04       2,132,813
                                                                                           ----------
              Major Chemicals (1.7%)
    7,000     Harris Chemical North America, Inc. ..........   10.75         10/15/03       7,245,000
                                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------
              Managed Health Care (1.0%)
 $  4,000     Healthsouth Rehabilitation Corp. ............   9.50%      04/01/01       $  4,130,000
                                                                                        ------------
              Media Conglomerates (0.7%)
    3,000     Garden State Newspapers, Inc. ...............  12.00       07/01/04          3,240,000
                                                                                        ------------
              Miscellaneous (2.3%)
    6,960     Huntsman Polymers Corp. .....................  11.75       12/01/04          7,273,200
    2,900     Ivaco, Inc. (Canada) ........................  11.50       09/15/05          2,784,000
                                                                                        ------------
                                                                                          10,057,200
                                                                                        ------------
              Movies/Entertainment (0.5%)
    2,000     Time Warner, Inc. ...........................   9.625      05/01/02          2,269,180
                                                                                        ------------
              Specialty Steel (1.9%)
    8,000     AK Steel Corp. ..............................  10.75       04/01/04          8,320,000
                                                                                        ------------
              Textiles (1.0%)
    4,300     Dan River, Inc. .............................  10.125      12/15/03          4,450,500
                                                                                        ------------
              TOTAL NON-CONVERTIBLE BONDS
              (Identified Cost $95,138,077)........................................       92,749,013
                                                                                        ------------
              TOTAL CORPORATE BONDS
              (Identified Cost $160,040,580).......................................      145,312,613
                                                                                        ------------
              SHORT-TERM INVESTMENT (0.4%)
              REPURCHASE AGREEMENT
    1,701     The Bank of New York (dated
              09/30/98; proceeds $1,701,930) (b)
              (Identified Cost $1,701,694).................   5.00       10/01/98          1,701,694
                                                                                        ------------
              TOTAL INVESTMENTS
              (Identified Cost $452,694,639) (c).....................     98.5%          426,717,021
              OTHER ASSETS IN EXCESS OF LIABILITIES  ................      1.5             6,513,009
                                                                                        ------------
              NET ASSETS ............................................    100.0%         $433,230,030
                                                                                        ============

---------------------
ADR  American Depository Receipt.
*    Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a)  Non-income producing security; bond in default.
(b)  Collateralized by $1,627,093 U.S. Treasury Note 6.25% due
     01/31/02 valued at $1,735,727.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,041,088 and the aggregate gross unrealized depreciation is $50,018,706, resulting in net unrealized depreciation of $25,977,618.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998


ASSETS:
Investments in securities, at value (identified cost $452,694,639)........  $ 426,717,021
Receivable for:
   Interest ..............................................................      4,016,177
   Investments sold ......................................................      3,162,862
   Dividends .............................................................        753,565
   Shares of beneficial interest sold ....................................        562,079
Deferred organizational expenses .........................................         89,536
Prepaid expenses and other assets ........................................         66,495
                                                                            -------------
  TOTAL ASSETS ...........................................................    435,367,735
                                                                            -------------
LIABILITIES:
Payable for:
   Investments purchased .................................................      1,025,876
   Plan of distribution fee ..............................................        357,189
   Shares of beneficial interest repurchased .............................        287,751
   Investment management fee .............................................        267,986
   Dividends and distributions to shareholders ...........................         91,008
Accrued expenses and other payables ......................................        107,895
                                                                            -------------
  TOTAL LIABILITIES ......................................................      2,137,705
                                                                            -------------
  NET ASSETS .............................................................  $ 433,230,030
                                                                            =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................  $ 434,715,783
Net unrealized depreciation ..............................................    (25,977,618)
Accumulated undistributed net investment income ..........................      3,454,171
Accumulated undistributed net realized gain ..............................     21,037,694
                                                                            -------------
  NET ASSETS .............................................................  $ 433,230,030
                                                                            =============
CLASS A SHARES:
Net Assets ...............................................................    $10,073,263
Shares Outstanding (unlimited authorized, $.01 par value).................        900,992
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
  MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 5.54% of net asset value) ......................         $11.80
                                                                                   ======
CLASS B SHARES:
Net Assets ...............................................................   $416,908,604
Shares Outstanding (unlimited authorized, $.01 par value) ................     37,280,650
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======
CLASS C SHARES:
Net Assets ...............................................................     $5,630,261
Shares Outstanding (unlimited authorized, $.01 par value) ................        504,418
  NET ASSET VALUE PER SHARE ..............................................         $11.16
                                                                                   ======
CLASS D SHARES:
Net Assets ...............................................................       $617,902
Shares Outstanding (unlimited authorized, $.01 par value) ................         55,258
  NET ASSET VALUE PER SHARE ..............................................         $11.18
                                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended September 30, 1998

NET INVESTMENT INCOME:
INCOME
Interest ..................................................  $  14,163,882
Dividends (net of $2,739 foreign withholding tax) .........     11,937,421
                                                             -------------
  TOTAL INCOME ............................................     26,101,303
                                                             -------------
EXPENSES
Plan of distribution fee (Class A shares) .................         18,844
Plan of distribution fee (Class B shares) .................      3,886,869
Plan of distribution fee (Class C shares) .................         41,480
Investment management fee .................................      3,387,158
Transfer agent fees and expenses ..........................        380,586
Registration fees .........................................        165,230
Shareholder reports and notices ...........................         66,522
Professional fees .........................................         50,805
Custodian fees ............................................         47,954
Organizational expenses ...................................         32,715
Trustees' fees and expenses ...............................         11,998
Other .....................................................         20,188
                                                             -------------
  TOTAL EXPENSES ..........................................      8,110,349
                                                             -------------
  NET INVESTMENT INCOME ...................................     17,990,954
                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .........................................     21,800,391
Net change in unrealized appreciation .....................    (68,902,232)
                                                             -------------
  NET LOSS ................................................    (47,101,841)
                                                             -------------
NET DECREASE ..............................................  $ (29,110,887)
                                                             =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED                ENDED
                                                        SEPTEMBER 30, 1998   SEPTEMBER 30, 1997*
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................    $  17,990,954         $ 10,365,875
Net realized gain ....................................       21,800,391           17,728,044
Net change in unrealized appreciation ................      (68,902,232)          39,732,802
                                                          -------------         ------------
  NET INCREASE (DECREASE) ............................      (29,110,887)          67,826,721
                                                          -------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................         (344,600)              (7,078)
   Class B shares ....................................      (15,186,529)          (9,398,309)
   Class C shares ....................................         (153,463)              (7,487)
   Class D shares ....................................          (16,323)                (193)
Net realized gain
   Class A shares ....................................         (264,926)                  --
   Class B shares ....................................      (18,061,378)            (157,191)
   Class C shares ....................................          (92,820)                  --
   Class D shares ....................................           (1,956)                  --
                                                          -------------         ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................      (34,121,995)          (9,570,258)
                                                          -------------         ------------
Net increase from transactions in shares of beneficial
  interest ...........................................      135,434,833          154,629,702
                                                          -------------         ------------
  NET INCREASE .......................................       72,201,951          212,886,165
NET ASSETS:
Beginning of period ..................................      361,028,079          148,141,914
                                                          -------------         ------------
  END OF PERIOD
   (Including undistributed net investment income of
   $3,454,171 and $1,125,380, respectively) ..........    $ 433,230,030         $361,028,079
                                                          =============         ============

---------------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common and preferred stocks as well as convertible securities. The Fund was organized as a Massachusetts business trust on March 21, 1996 and commenced operations on June 26, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $164,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued


of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $18,378,964 at September 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $1,076,184 and $4,960, respectively and received $99,718 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for year the ended September 30, 1998 aggregated $370,672,491 and $254,895,716, respectively.

For the year ended September 30, 1998, the Fund incurred $141,296 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $1,671,518 and $889,375, respectively.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

For the year ended September 30, 1998, the Fund incurred $6,600 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $5,100.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                  FOR THE YEAR                        FOR THE YEAR
                                                                      ENDED                              ENDED
                                                               SEPTEMBER 30, 1998                 SEPTEMBER 30, 1997*
                                                        ---------------------------------   --------------------------------
                                                            SHARES            AMOUNT            SHARES            AMOUNT
                                                        --------------   ----------------   --------------   ---------------
CLASS A SHARES
Sold ................................................        887,465      $  11,197,972           84,697      $   1,060,929
Reinvestment of dividends and distributions .........         26,670            324,319              297              3,779
Redeemed ............................................        (94,880)        (1,168,724)          (3,257)           (41,000)
                                                             -------      -------------           ------      -------------
Net increase - Class A ..............................        819,255         10,353,567           81,737          1,023,708
                                                             -------      -------------           ------      -------------
CLASS B SHARES
Sold ................................................     14,488,236        183,541,957       16,601,412        187,858,686
Reinvestment of dividends and distributions .........      2,214,603         27,031,378          629,815          7,297,503
Redeemed ............................................     (7,439,745)       (91,648,973)      (3,697,289)       (42,533,458)
                                                          ----------      -------------       ----------      -------------
Net increase - Class B ..............................      9,263,094        118,924,362       13,533,938        152,622,731
                                                          ----------      -------------       ----------      -------------
CLASS C SHARES
Sold ................................................        513,124          6,515,096           80,094          1,000,747
Reinvestment of dividends and distributions .........         17,520            213,338              519              6,601
Redeemed ............................................       (103,278)        (1,268,428)          (3,561)           (44,293)
                                                          ----------      -------------       ----------      -------------
Net increase - Class C ..............................        427,366          5,460,006           77,052            963,055
                                                          ----------      -------------       ----------      -------------
CLASS D SHARES
Sold ................................................         57,284            742,379            1,633             20,015
Reinvestment of dividends and distributions .........            492              6,014               15                193
Redeemed ............................................         (4,166)           (51,495)              --                 --
                                                          ----------      -------------       ----------      -------------
Net increase - Class D ..............................         53,610            696,898            1,648             20,208
                                                          ----------      -------------       ----------      -------------
Net increase in Fund ................................     10,563,325      $ 135,434,833       13,694,375      $ 154,629,702
                                                          ==========      =============       ==========      =============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through September 30, 1997.

6. FEDERAL INCOME TAX STATUS


As of September 30, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $38,752.

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                           FOR THE PERIOD
                                                         FOR THE YEAR              FOR THE YEAR            JUNE 26, 1996*
                                                             ENDED                     ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997**++     SEPTEMBER 30, 1996
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............        $   12.81                  $  10.23                 $  10.00
                                                         ---------                  --------                 --------
Net investment income ...........................             0.50                      0.46                     0.08
Net realized and unrealized gain (loss) .........            (1.11)                     2.54                     0.23
                                                         ---------                  --------                 --------
Total from investment operations ................            (0.61)                     3.00                     0.31
                                                         ---------                  --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                    (0.41)                   (0.08)
 Net realized gain ..............................            (0.59)                    (0.01)                      --
                                                         ---------                  --------                 --------
Total dividends and distributions ...............            (1.02)                    (0.42)                   (0.08)
                                                         ---------                  --------                 --------
Net asset value, end of period ..................        $   11.18                  $  12.81                 $  10.23
                                                         =========                  ========                 ========
TOTAL INVESTMENT RETURN+ ........................           (5.29)%                    29.83%                    3.10%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................            1.80%(3)                   1.85%                    2.25%(2)
Net investment income ...........................            3.98%(3)                   4.16%                    3.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $416,909                   $358,973                 $148,142
Portfolio turnover rate .........................              58%                        74%                       7%(1)

-------------
*      Commencement of operations.
** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR            JULY 28, 1997*
                                                             ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997++
                                                    ----------------------   ---------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $  12.81                 $  12.20
                                                          --------                 --------
Net investment income ...........................             0.59                     0.12
Net realized and unrealized gain (loss) .........            (1.12)                    0.61
                                                          --------                 --------
Total from investment operations ................            (0.53)                    0.73
                                                          --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.51)                   (0.12)
 Net realized gain ..............................            (0.59)                      --
                                                          --------                 --------
Total dividends and distributions ...............            (1.10)                   (0.12)
                                                          --------                 --------
Net asset value, end of period ..................         $  11.18                 $  12.81
                                                          ========                 ========
TOTAL INVESTMENT RETURN+ ........................            (4.67)%                   5.95%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.17%(3)                 1.28%(2)
Net investment income ...........................             4.61%(3)                 5.77%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $10,073                 $  1,047
Portfolio turnover rate .........................               58%                      74%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $  12.80                 $  12.20
                                                          --------                 --------
Net investment income ...........................             0.50                     0.10
Net realized and unrealized gain (loss) .........            (1.12)                    0.61
                                                          --------                 --------
Total from investment operations ................            (0.62)                    0.71
                                                          --------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                   (0.11)
 Net realized gain ..............................            (0.59)                      --
                                                          --------                 --------
Total dividends and distributions ...............            (1.02)                   (0.11)
                                                          --------                 --------
Net asset value, end of period ..................         $  11.16                 $  12.80
                                                          ========                 ========
TOTAL INVESTMENT RETURN+ ........................            (5.38)%                   5.79%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.92%(3)                 1.98%(2)
Net investment income ...........................             3.86%(3)                 4.61%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $  5,630                 $    987
Portfolio turnover rate .........................               58%                      74%

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR            JULY 28, 1997*
                                                             ENDED                  THROUGH
                                                     SEPTEMBER 30, 1998++     SEPTEMBER 30, 1997++
--------------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $ 12.82                 $  12.20
                                                           -------                 --------
Net investment income ...........................             0.64                     0.12
Net realized and unrealized gain (loss) .........            (1.15)                    0.62
                                                           -------                 --------
Total from investment operations ................            (0.51)                    0.74
                                                           -------                 --------
Less dividends and distributions from:
 Net investment income ..........................            (0.54)                   (0.12)
 Net realized gain ..............................            (0.59)                      --
                                                           -------                 --------
Total dividends and distributions ...............            (1.13)                   (0.12)
                                                           -------                 --------
Net asset value, end of period ..................          $ 11.18                 $  12.82
                                                           =======                 ========
TOTAL INVESTMENT RETURN+ ........................            (4.46)%                   5.98%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             0.92%(3)                 0.96%(2)
Net investment income ...........................             4.86%(3)                 5.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $   618                   $   21
Portfolio turnover rate .........................               58%                      74%

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Builder Fund (the "Fund"), formerly Dean Witter Income Builder, at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 6, 1998

-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

During the year ended September 30, 1998, the Fund paid to its shareholders $0.06 per share from long-term capital gains. Of this $0.06 distribution, $0.04 is taxable as 28% rate gain and $0.02 is taxable as 20% rate gain. For such period, 39.97% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

                                                                          TCW/DW
                                                                      INCOME AND
                                                                     GROWTH FUND
STATEMENT OF ADDITIONAL INFORMATION

MARCH 31, 1998

--------------------------------------------------------------------------------

TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in convertible securities, fixed-income securities and common stocks. See "Investment Objective and Policies."

    A Prospectus for the Fund dated March 31, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



TCW/DW INCOME AND GROWTH FUND
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund and its Management.................................................   3

Trustees and Officers.......................................................   6

Investment Practices and Policies...........................................  13

Investment Restrictions.....................................................  26

Portfolio Transactions and Brokerage........................................  27

The Distributor.............................................................  29

Determination of Net Asset Value............................................  32

Purchase of Fund Shares.....................................................  33

Shareholder Services........................................................  35

Repurchases and Redemptions.................................................  39

Dividends, Distributions and Taxes..........................................  41

Performance Information.....................................................  42

Description of Shares.......................................................  44

Custodian and Transfer Agent................................................  44

Independent Accountants.....................................................  44

Reports to Shareholders.....................................................  45

Legal Counsel...............................................................  45

Experts.....................................................................  45

Registration Statement......................................................  45

Report of Independent Accountants...........................................  46

Financial Statements--January 31, 1998......................................  47

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 23, 1992. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust and TCW/DW Total Return Trust.


THE MANAGER

    Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with the federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.45% of the portion of daily net assets not exceeding $500 million; and 0.42% of the portion of daily net assets exceeding $500 million. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal years ended

January 31, 1996, January 31, 1997 and January 31, 1998, the Fund accrued to the Manager and InterCapital total compensation under the Management Agreement (and the prior management agreements described below) of $247,315, $260,240 and $275,518, respectively. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or ommission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

    InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for $200,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and Dean Witter Distributors Inc. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement was initially approved by the Trustees on June 4, 1994 and became effective on April 17, 1995. The Management Agreement replaced a prior management agreement in effect between the Fund and the Manager, which in turn replaced a management agreement between the Fund and InterCapital, the parent company of the Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the previous agreement. (The prior management agreement, in turn, had replaced, on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC, an earlier substantially identical management agreement which was approved by the Trustees on January 21, 1993 and by InterCapital as the then sole shareholder on January 22, 1993.) The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

    Under its terms, the Management Agreement had an initial term ending April 30, 1995, and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). Continuation of the Management Agreement for one year, until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose on April 24, 1997.

THE ADVISER

    TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of June 30, 1997, the Adviser and its affiliates had over $50 billion under management or committed to management. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to ten other TCW/DW Funds: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Global Telecom Trust, and TCW/DW Total Return Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company traded on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.

    Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

    Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.30% of the portion of daily net assets not exceeding $500 million; and 0.28% of the portion of daily net assets exceeding $500 million. For the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998, the Fund accrued to the Adviser total compensation under the Advisory Agreement of $164,877, $173,493 and $183,678, respectively. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its Investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

    The Advisory Agreement was initially approved by the Trustees on January 21, 1993 and by InterCapital as then sole shareholder on January 22, 1993. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Advisory Agreement continued in effect until April 30, 1994, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. Continuation of the Advisory Agreement until April 30, 1998 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose on April 24, 1997.

    Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses

(including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, or if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

    The following owned 5% or more of the outstanding shares of Class A on February 28, 1998: Dean Witter InterCapital, Inc., Attn: Maurice Bendrihem, 2 World Trade Center 73rd Fl., New York, NY 10048-0203--38.07%; Tecla Marie Baker TTEE of the Tecla Marie Baker TR DTD 7-24-79 as amended 12-23-97, 21821 Summerwind Lane, Huntington Beach, CA 92646-8265--27.26%; Dean Witter Reynolds Cust for Rick D. Schwab IRA Rollover Dated 11/05/97, 9914 N 57th Drive, Glendale AZ 85302-1339--18.73%; Dean Witter Reynolds Cust for Agatha M. Bailey IRA Rollover Dated 01/22/98, 3820 E Southern Ave, Phoenix AZ 85040-3960--12.1%.

    The following owned 5% or more of the outstanding shares of Class D on February 28, 1998: Dean Witter InterCapital, Inc., Attn: Maurice Bendrihem, 2 World Trade Center 73rd Fl. New York, NY 10048-0203--99.86%.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and with the 11 TCW/DW Funds and with the 86 investment companies of which InterCapital serves as investment manager (or investment adviser and administrator) (the "Dean Witter Funds"), are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
John C. Argue (66)                             Of Counsel, Argue Pearson Harbison & Myers
Trustee                                        (law firm); Director, Avery Dennison Corpora-
c/o Argue Pearson Harbison & Myers             tion (manufacturer of self-adhesive products
801 South Flower Street                        and office supplies) and CalMat Company
Los Angeles, California                        (producer of aggregates, asphalt and ready
                                               mixed concrete); Chairman, The Rio Hondo
                                               Memorial Foundation (charitable foundation);
                                               advisory director, LAACO Ltd. (owner and
                                               operator of private clubs and real estate);
                                               director or trustee of various business and
                                               not-for-profit corporations; Director, TCW
                                               Convertible Securities Fund, Inc.; Director,
                                               TCW Galileo Funds, Inc.; Director, Apex
                                               Mortgage Capital, Inc. and Nationwide Health
                                               Properties, Inc. (real estate investment
                                               trusts); Trustee of the TCW/DW Funds.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Richard M. DeMartini* (45)                     President and Chief Operating Officer of Dean
Trustee                                        Witter Capital, a division of DWR; Director
Two World Trade Center                         of DWR, the Manager, InterCapital,
New York, New York                             Distributors and Morgan Stanley Dean Witter
                                               Trust FSB ("MSDW Trust"); Trustee of the
                                               TCW/DW Funds; formerly Vice Chairman of the
                                               Board of the National Association of
                                               Securities Dealers, Inc.; formerly Chairman
                                               of the Board of Directors of the NASDAQ
                                               Market, Inc.

Charles A. Fiumefreddo* (64)                   Chairman, Chief Executive Officer and
Chairman of the Board, Chief                   Director of the Manager, InterCapital and
 Executive Officer and Trustee                 Distributors; Executive Vice President and
Two World Trade Center                         Director of DWR; Chairman of the Board,
New York, New York                             Chief Executive Officer and Trustee of the
                                               TCW/DW Funds; Chairman of the Board,
                                               Director or Trustee, President and Chief
                                               Executive Officer of the Dean Witter Funds;
                                               Chairman and Director of MSDW Trust;
                                               Director and/or officer of various MSDW
                                               subsidiaries.

John R. Haire (73)                             Chairman of the Audit Committee and Chairman
Trustee                                        of the Committee of the Independent Trustees
Two World Trade Center                         and Trustee of the TCW/DW Funds; Chairman of
New York, New York                             the Audit Committee and Chairman of the
                                               Committee of Independent Directors or
                                               Trustees of each of the Dean Witter Funds;
                                               formerly President, Council for Aid to
                                               Education (1978-1989) and Chairman and Chief
                                               Executive Officer of Anchor Corporation, an
                                               Investment Adviser (1964-1978).

Dr. Manuel H. Johnson (49)                     Senior Partner, Johnson Smick International,
Trustee                                        Inc., a consulting firm; Trustee of the
c/o Johnson Smick International, Inc.          TCW/DW Funds; Director or Trustee of the
1133 Connecticut Avenue, N.W.                  Dean Witter Funds; Chairman and Trustee of
Washington, D.C.                               the Financial Accounting Foundation
                                               (oversight organization of the Financial
                                               Accounting Standards Board); Co-Chairman and
                                               a founder of the Group of Seven Council
                                               (G7C), an international economic commission
                                               (since 1990); Director of NASDAQ (since
                                               June, 1995); Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer); formerly Vice
                                               Chairman of the Board of Governors of the
                                               Federal Reserve System (1986-1990) and
                                               Assistant Secretary of the U.S. Treasury
                                               (1982-1986).

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Thomas E. Larkin, Jr.* (58)                    Executive Vice President and Director, The
President and Trustee                          TCW Group, Inc.; President and Director of
865 South Figueroa Street                      Trust Company of the West; Vice Chairman and
Los Angeles, California                        Director of TCW Asset Management Company;
                                               Chairman of the Adviser; Member of the Board
                                               of Trustees of the University of Notre Dame;
                                               Director of Orthopaedic Hospital of Los Ange-
                                               les; President and Director of TCW Galileo
                                               Funds, Inc.; Senior Vice President of TCW
                                               Convertible Securities Fund, Inc.; President
                                               and Trustee of the TCW/DW Funds.

Michael E. Nugent (61)                         General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; formerly
c/o Triumph Capital, L.P.                      Vice President, Bankers Trust Company and BT
237 Park Avenue                                Capital Corporation (1984-1988); Director of
New York, New York                             various business organizations; Trustee of
                                               the TCW/DW Funds; Director or Trustee of the
                                               Dean Witter Funds.

John L. Schroeder (67)                         Retired; Director or Trustee of the Dean
Trustee                                        Witter Funds; Trustee of the TCW/DW Funds;
c/o Gordon Altman Butowsky Weitzen             Director of Citizens Utilities Company;
 Shalov & Wein                                 formerly Executive Vice President and Chief
Counsel to the Independent Trustees            Investment Officer of the Home Insurance
114 West 47th Street                           Company (August, 1991-September, 1995).
New York, New York

Marc I. Stern* (53)                            Vice President of the Fund; President and
Trustee                                        Director, The TCW Group, Inc.; President and
865 South Figueroa Street                      Director of the Adviser; Vice Chairman and
Los Angeles, California                        Director of TCW Asset Management Company;
                                               Executive Vice President and Director of
                                               Trust Company of the West; Chairman and
                                               Director of TCW Galileo Funds, Inc; Trustee
                                               of the TCW/DW Funds; Chairman of TCW
                                               Americas Development, Inc.; Chairman of TCW
                                               Asia, Limited (since January 1993); Chairman
                                               of TCW London International, Limited (since
                                               March, 1993); Chairman of Apex Mortgage
                                               Capital, Inc. (since 1995); formerly
                                               President and Director of SunAmerica, Inc.
                                               (financial services company); Director of
                                               Qualcomm, Incorporated (wireless
                                               communications); Director or Trustee of
                                               various not-for-profit organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Barry Fink (43)                                Senior Vice President (since March, 1997) and
Vice President, Secretary and General Counsel  Secretary and General Counsel (since
Two World Trade Center                         February, 1997) of InterCapital and the
New York, New York                             Manager; Senior Vice President (since March,
                                               1997) and Assistant Secretary and Assistant
                                               General Counsel (since February, 1997) of
                                               Distributors; Assistant Secretary of DWR
                                               (since August, 1996); Vice President,
                                               Secretary and General Counsel of the Dean
                                               Witter Funds and the TCW/DW Funds (since
                                               February, 1997); previously First Vice
                                               President (June 1993-February, 1997), Vice
                                               President (until June, 1993) and Assistant
                                               Secretary and Assistant General Counsel of
                                               InterCapital and the Manager and Assistant
                                               Secretary of the Dean Witter Funds and the
                                               TCW/DW Funds.

Robert M. Hanisee (59)                         Managing Director of the Adviser; Managing
Vice President                                 Director, Director of Research and Chairman
865 South Figueroa Street                      of the Equity Policy Committee of Trust
Los Angeles, California                        Company of the West and TCW Asset Management
                                               Company.

Kevin A. Hunter (38)                           Managing Director of the Adviser, Trust Com-
Vice President                                 pany of the West and TCW Asset Management
865 South Figueroa Street                      Company.
Los Angeles, California

Mark Attanasio (39)                            Group Managing Director of TCW Group Inc.;
Vice President                                 formerly Co-Chief Executive Officer and Chief
865 South Figueroa Street                      Portfolio Strategist of Crescent Capital
Los Angeles, California                        Corporation (April 1991-April 1995).

Melissa Weiler (32)                            Senior Vice President of the Adviser, Trust
Vice President                                 Company of the West and TCW Asset Management
865 South Figueroa Street                      Company; Vice President and Portfolio Manager
Los Angeles, California                        of Crescent Capital Management (an investment
                                               adviser) (since February, 1992).

Thomas F. Caloia (52)                          First Vice President and Assistant Treasurer
Treasurer                                      of the Manager and InterCapital and
Two World Trade Center                         Treasurer of the TCW/DW Funds and the Dean
New York, New York                             Witter Funds; previously Vice President of
                                               InterCapital.

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager, InterCapital, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Manager and InterCapital and, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 11 TCW/DW Funds. As of February 28, 1998, the TCW/DW Funds had total net assets of approximately $4.3 billion and approximately a quarter of a million shareholders.

    Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by MSDW or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee Meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended January 31, 1998.

                               FUND COMPENSATION

                                                              AGGREGATE
                                                            COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                 FROM THE FUND
---------------------------                                 -------------
John C. Argue..............................................   $   5,425
John R. Haire..............................................       7,575
Dr. Manuel H. Johnson......................................       5,425
Michael E. Nugent..........................................       5,625
John L. Schroeder..........................................       5,625

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 84 Dean Witter Funds that were in operation at December 31,
1997, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to those investment companies.

                       CASH COMPENSATION FROM FUND GROUPS

                                                                                                                      TOTAL CASH
                                                                                                                     COMPENSATION
                                                                                                                     FOR SERVICES
                                                                                                    FOR SERVICE AS    TO 84 DEAN
                                                                                   FOR SERVICE AS    CHAIRMAN OF     WITTER FUNDS,
                                                                                    CHAIRMAN OF     COMMITTEES OF      14 TCW/DW
                                              FOR SERVICE AS                       COMMITTEES OF     INDEPENDENT       FUNDS AND
                                               DIRECTOR OR                          INDEPENDENT       DIRECTORS/      TCW GALILEO
                           FOR SERVICE AS      TRUSTEE AND                          TRUSTEES AND     TRUSTEES AND     FUNDS, INC.
                            TRUSTEE AND         COMMITTEE        FOR SERVICE AS        AUDIT            AUDIT           AND TCW
                             COMMITTEE         MEMBER OF 84     DIRECTOR OF TCW    COMMITTEES OF    COMMITTEES OF     CONVERTIBLE
NAME OF INDEPENDENT         MEMBER OF 14       DEAN WITTER       GALILEO FUNDS,      14 TCW/DW         84 DEAN        SECURITIES
 TRUSTEE                    TCW/DW FUNDS          FUNDS               INC.             FUNDS         WITTER FUNDS     FUND, INC.
------------------------  ----------------   ----------------   ----------------   --------------   --------------   -------------
John C. Argue...........      $ 71,125            --                $43,250            --               --             $114,375
John R. Haire...........        73,725           $149,702           --                $ 25,350         $157,463         406,240
Dr. Manuel H. Johnson...        71,125            145,702           --                 --               --              216,827
Michael E. Nugent.......        73,725            149,702           --                 --               --              223,427
John L. Schroeder.......        73,725            149,702           --                 --               --              223,427

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1)"Eligible Compensation" is one-fifth of the total com-

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

pensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1997, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                              ESTIMATED
                                                                                                ANNUAL
                                                                                               BENEFITS
                                 ESTIMATED                                                       UPON
                               CREDITED YEARS         ESTIMATED                               RETIREMENT
                               OF SERVICE AT        PERCENTAGE OF      RETIREMENT BENEFITS     FROM ALL
                                 RETIREMENT           ELIGIBLE         ACCRUED AS EXPENSES     ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)        COMPENSATION      BY ALL ADOPTING FUNDS    FUNDS(2)
---------------------------  ------------------   -----------------   ---------------------   ----------
John R. Haire..............                 10                50.0%             $(19,823)(3)   $127,897
Dr. Manuel H. Johnson......                 10                50.0                12,832         47,025
Michael E. Nugent..........                 10                50.0                22,546         47,025
John L. Schroeder..........                  8                41.7                39,350         39,504

---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

    As stated in the Prospectus, the U.S. money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate; and

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. For the fiscal year ended January 31, 1998, the Fund did not enter into repurchase agreements in an amount exceeding 5% of its net assets.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis. For the fiscal year ended January 31, 1998, the Fund did not purchase securities on a when-issued and delayed delivery basis.


WHEN, AS AND IF ISSUED SECURITIES

    The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale. During the fiscal year ended January 31, 1998, the Fund did not purchase any securities on a when, as and if issued basis.


OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills are listed on several securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OTC OPTIONS. Exchange-listed options are issued by the OCC or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium or the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security
(currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction). The aggregate value of the obligations underlying the puts, determined as of the date the options are sold, will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500
Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Adviser anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Adviser to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of securities as may exist or come into being ("index" futures).

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    In addition to the above, interest rate, index futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund has sold a call option on a futures contract, it will cover this position by holding in a segregated account maintained at its Custodian, cash, U.S. Government Securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge.
A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate generally will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1.Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2.Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3.Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4.Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5.Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6.Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7.Make short sales of securities.

         8.Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

         9.Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

        10.Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

        11.Invest for the purpose of exercising control or management of any other issuer.

    In addition, as a nonfundamental policy, the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a)
5% of the Fund's total assets, taken at market value, would be invested in any one such company, (b) 10% of the Fund's total assets taken at market value, would be invested in such securities and (c) 3% of any one such company's voting securities would be owned by the Fund.

    As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

    If (except with respect to Restriction 3) a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended January 31, 1996, 1997 and 1998, the Fund paid $6,583, $10,668 and $11,602, respectively, in brokerage commissions.

    The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions affected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended January 31, 1998, the Fund directed the payment of $731 in brokerage commissions in connection with transactions in the aggregate amount of $588,847 to brokers because of research services provided.

    The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended January 31, 1998, the Fund purchased convertible corporate bonds and convertible preferred stock issued by Merrill Lynch & Co., Inc., Morgan Stanley Group Inc. and Salomon Inc. which issuers were among the top ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 1998, the Fund held convertible preferred stock of Merrill Lynch & Co., Inc. with a market value of $392,150, convertible corporate bonds and convertible preferred stock of Morgan Stanley Group, Inc. with a market value of $1,272,177 and convertible preferred stock of Salomon Inc. with a market value of $319,448.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended January 31, 1996 and 1997, the Fund paid no brokerage commissions to an affiliated broker or dealer.

    During the period June 1, 1997 through January 31, 1998, the Fund paid a total of $1,283 in brokerage commissions to Morgan Stanley & Co., Inc., which broker-dealer became an affiliate of the Distributor on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to Morgan Stanley & Co., Inc. represented approximately 11.06% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 12.38% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $0, $7,489 and $356 in contingent deferred sales charges from Class A, Class B and Class C, respectively, for the fiscal year ended January 31, 1998, and (b) approximately $808 in front-end sales charges from Class A for the fiscal year ended January 31, 1998, none of which was retained by the Distributor.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on January 22, 1993, and by InterCapital as the then sole shareholder on January 23, 1993. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. Class C shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended January 31, 1998, of $437,111. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.75% of the Fund's average daily net assets of Class C. The 12b-1 fee is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class C only; there were no Class A or Class B shares outstanding on such date. For the fiscal period July 28, 1997 through January 31, 1998, Class A and Class B shares of the Fund accrued payments under the Plan amounting to $23 and $21,976, respectively, which amounts are equal to 0.25% and 0.75% of the average daily net assets of Class A and Class B, respectively, for such period.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, InterCapital compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives of record in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 0.75% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, InterCapital compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. InterCapital also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to the Class for the fiscal year ended January 31, 1998 to the Distributor. The Distributor estimates it has spent, pursuant to the Plan, $84,445 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 53.15% ($44,883)--advertising and promotional expenses; (ii) 0.02% ($13)--printing of prospectuses for distribution to other than current shareholders; and (iii) 46.83% ($39,549)--other expenses, including the gross sales credit and the carrying charges of which 0.21% ($82) represents carrying charges, 40.32% ($15,945) represents commission credits to DWR branch offices for payments of commissions to account executives and 59.47% ($23,522) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of Mutual Fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The amounts accrued by Class A for distribution during the fiscal period July 28, 1997 through January 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares, such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $55,344 at January 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1993, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other TCW/DW Multi-Class Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other TCW/DW Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                      YEAR SINCE                                    CDSC AS A
                       PURCHASE                                   PERCENTAGE OF
                     PAYMENT MADE                                AMOUNT REDEEMED
                     ------------                                ---------------
First..................................................               5.0%
Second.................................................               4.0%
Third..................................................               3.0%
Fourth.................................................               2.0%
Fifth..................................................               2.0%
Sixth..................................................               1.0%
Seventh and thereafter.................................               None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement.

                      YEAR SINCE                                    CDSC AS A
                       PURCHASE                                   PERCENTAGE OF
                     PAYMENT MADE                                AMOUNT REDEEMED
                     ------------                                ---------------
First..................................................               2.0%
Second.................................................               2.0%
Third..................................................               1.0%
Fourth and thereafter..................................               None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    SHAREHOLDER INVESTMENT ACCOUNT. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan for withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or another selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) at the net asset value per share as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. To assume sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another selected broker-dealer, and will be forwarded to the shareholder, upon receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to TCW/DW Income and Growth Fund, and indicating the selected Class, directly to the Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check of purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end TCW/DW Fund other than TCW/DW Income and Growth Fund or in another Class of TCW/DW Income and Growth Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business of the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected TCW/DW Fund on the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases and redemptions of shares (see "Purchase of Fund Shares").

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for TCW/DW North American Government Income Trust and five money market funds for which InterCapital serves as investment manager (the foregoing six funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a TCW/DW Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a TCW/DW Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a TCW/DW Multi-Class Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a TCW/ DW Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a TCW/DW Multi-Class Fund.

    When shares initially purchased in a TCW/DW Multi-Class Fund are exchanged for shares of a TCW/DW Multi-Class Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC Fund Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer.

    With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer, if any, in the performance of such functions.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege Account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege Account of each Class for Dean Witter U.S. Government Money Market Trust and all TCW/DW Funds is $1,000.) Upon exchange into a money market fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the TCW/DW Funds or the money market funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check and the check has not yet cleared, payment of redemption proceeds may be delayed until the check has cleared (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    The Fund's transactions, if any, in options and futures contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior to July 28, 1997 the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C, certain historical performance data may be restated to reflect the 1.0% CDSC imposed on most Class C shares redeemed within one year after purchase.

    Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended January 31, 1998 was 4.78% for Class A, 4.53% for Class B, 4.53% for Class C and 5.25% for Class D.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class C shares of the Fund for the fiscal year ended January 31, 1998 and for the period from March 31, 1993 (commencement of operations) through January 31, 1998 were 13.03% and 11.51%, respectively.

    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class B and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value for Class A reflects the imposition of the maximum front-end sales charge for Class
A. The ending redeemable value for Class B is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through January 31, 1998 were 1.52%, 0.89% and 6.21% for Class A, Class B and Class D, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based upon the foregoing calculation, the average total returns of Class C for the fiscal year ended January 31, 1998 and for the period March 31, 1993 through January 31, 1998 were 14.03% and 11.51%, respectively. In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for Class C for the fiscal year ended January 31, 1998 and for the period from March 31, 1993 through January 31, 1998 were 14.03% and 69.38%, respectively. Based on the foregoing calculations, the total returns for Class A, Class B and Class D for the period July 28, 1997 through January 31, 1998 were 6.03%, 5.80% and 6.21%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge), or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to the following amounts at January 31, 1998.

                                       INVESTMENT AT INCEPTION OF:
                          INCEPTION  --------------------------------
CLASS                       DATE      $10,000    $50,000    $100,000
-----                       ----      -------    -------    --------
Class A.................   7/28/97    $10,152    $51,159    $103,114
Class B.................   7/28/97     10,580     52,900     105,800
Class C.................   3/31/93     16,938     84,690     169,380
Class D.................   7/28/97     10,621     53,105     106,210

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital in January, 1993 as the then sole shareholder of the Fund or, in the case of Messrs. Schroeder and Stern, by the other Trustees on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees presently have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Morgan Stanley Dean Witter Trust FSB is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Morgan Stanley Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Morgan Stanley Dean Witter Trust FSB receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund for the fiscal year ended January 31, 1998 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW INCOME AND GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW INCOME AND GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Income and Growth Fund (the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 13, 1998

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           CONVERTIBLE BONDS (35.6%)
           ADVERTISING (1.0%)
$    425   Omicom Group, Inc. - 144A*......................................................   4.25%   01/03/07  $   589,534
                                                                                                                -----------
           AEROSPACE (1.2%)
     345   Hexcel Corp.....................................................................   7.00    08/01/03      569,343
     100   Titan Corp......................................................................   8.25    11/01/03      168,518
                                                                                                                -----------
                                                                                                                    737,861
                                                                                                                -----------
           AUTO PARTS (0.6%)
     345   Tower Automotive, Inc. - 144A*..................................................   5.00    08/01/04      365,114
                                                                                                                -----------
           BUSINESS SERVICES (1.1%)
     390   COREStaff, Inc..................................................................   2.94    08/15/04      318,107
     290   Personnel Group of America - 144A*..............................................   5.75    07/01/04      345,622
                                                                                                                -----------
                                                                                                                    663,729
                                                                                                                -----------
           COMMERCIAL SERVICES (4.2%)
     775   Cendant Corp....................................................................   4.75    03/01/03    1,031,835
     155   CUC International, Inc..........................................................   3.00    02/15/02      195,542
   1,075   CUC International, Inc. - 144A*.................................................   3.00    02/15/02    1,356,177
                                                                                                                -----------
                                                                                                                  2,583,554
                                                                                                                -----------
           DRUGS (1.4%)
     810   Athena Neurosciences, Inc. - 144A*..............................................   4.75    11/15/04      860,123
                                                                                                                -----------
           ELECTRONICS - INSTRUMENTATION (0.4%)
     215   Thermo Instrument Systems, Inc..................................................   4.00    01/15/05      219,771
                                                                                                                -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.2%)
     725   Xilinx, Inc. - 144A*............................................................   5.25    11/01/02      724,377
                                                                                                                -----------
           FINANCIAL SERVICES (1.1%)
     335   Morgan Stanley Group, Inc.+ (exchangeable into Boeing Co. common stock).........   0.00    09/30/00      365,545
     260   Morgan Stanley Group, Inc.+ (exchangeable into Johnson & Johnson Co. common
             stock)........................................................................   2.00    03/29/02      314,506
                                                                                                                -----------
                                                                                                                    680,051
                                                                                                                -----------
           HEALTHCARE (0.5%)
     225   Sunrise Assisted Living, Inc. - 144A*...........................................   5.50    06/15/02      287,021
                                                                                                                -----------
           HEALTHCARE SERVICES (3.1%)
     530   Alternative Living Services, Inc................................................   5.25    12/15/02      617,450
     375   Assisted Living Concepts, Inc...................................................   6.00    11/01/02      399,375
     545   Omnicare, Inc. - 144A*..........................................................   5.00    12/01/07      551,131
     280   Quintiles Transportational Corp. - 144A*........................................   4.25    05/31/00      319,998
                                                                                                                -----------
                                                                                                                  1,887,954
                                                                                                                -----------
           HOTELS (0.5%)
     330   Signature Resorts, Inc..........................................................   5.75    01/15/07      335,983
                                                                                                                -----------
           INSURANCE (0.4%)
     220   American International Group, Inc...............................................   2.25    07/30/04      227,700
                                                                                                                -----------
           LEISURE (0.1%)
      65   Speedway Motorsports, Inc.......................................................   5.75    09/30/03       65,105
                                                                                                                -----------

                                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           MEDICAL SERVICES (0.6%)
$    320   Occusystems, Inc................................................................   6.00%   12/15/01  $   396,160
                                                                                                                -----------
           OIL SERVICES (1.3%)
     700   Baker Hughes, Inc...............................................................   0.00    05/05/08      565,048
     260   Halter Marine Group, Inc. - 144A*...............................................   4.50    09/15/04      248,235
                                                                                                                -----------
                                                                                                                    813,283
                                                                                                                -----------
           PAPER PRODUCTS (0.5%)
     325   Metsa-Serla OY - 144A* (Finland)................................................   4.375   10/15/02      304,688
                                                                                                                -----------
           PHARMACEUTICALS (1.4%)
     530   Sandoz Capital BVI, Ltd. - 144A* (Switzerland)..................................   2.00    10/06/02      853,306
                                                                                                                -----------
           POLLUTION CONTROL (3.3%)
     690   Thermo Electron Corp. - 144A*...................................................   4.25    01/01/03      794,901
   1,145   U.S. Filter Corp................................................................   4.50    12/15/01    1,242,691
                                                                                                                -----------
                                                                                                                  2,037,592
                                                                                                                -----------
           REAL ESTATE INVESTMENT TRUST (0.8%)
     210   LTC Properties, Inc.............................................................   8.50    01/01/01      274,355
     200   LTC Properties, Inc.............................................................   8.25    07/01/01      234,782
                                                                                                                -----------
                                                                                                                    509,137
                                                                                                                -----------
           RESTAURANTS (0.1%)
     145   Einstein/Noah Bagel Corp. - 144A*...............................................   7.25    06/01/04       89,545
                                                                                                                -----------
           RETAIL (3.8%)
     285   Charming Shoppes, Inc...........................................................   7.50    07/15/06      255,360
   1,045   Costco Companies, Inc. - 144A*..................................................   0.00    08/19/17      619,536
     530   Home Depot, Inc.................................................................   3.25    10/01/01      737,919
     565   Staples, Inc. - 144A*...........................................................   4.50    10/01/00      728,087
                                                                                                                -----------
                                                                                                                  2,340,902
                                                                                                                -----------
           TECHNOLOGY (1.5%)
     310   Adaptec, Inc. - 144A*...........................................................   4.75    02/01/04      265,224
     595   Safeguard Scientifics, Inc. - 144A*.............................................   6.00    02/01/06      653,851
                                                                                                                -----------
                                                                                                                    919,075
                                                                                                                -----------
           TELECOMMUNICATIONS (4.0%)
   1,280   Motorola, Inc...................................................................   0.00    09/27/13    1,006,436
     415   Premiere Technologies - 144A*...................................................   5.75    07/01/04      420,905
     280   SmarTalk TeleServices, Inc. - 144A*.............................................   5.75    09/15/04      342,084
     610   Tel-Save Holdings, Inc. - 144A*.................................................   5.00    12/15/04      669,475
                                                                                                                -----------
                                                                                                                  2,438,900
                                                                                                                -----------
           TRANSPORTATION (0.4%)
     250   Blue Bird Body Co. (Series B)...................................................  10.75    11/15/06      274,375
                                                                                                                -----------
           WASTE MANAGEMENT (1.1%)
     635   USA Waste Services, Inc.........................................................   4.00    02/01/02      684,613
                                                                                                                -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $19,520,391)......................................................................   21,889,453
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (39.1%)
           AEROSPACE (0.2%)
$    150   Wyman-Gordon Co.................................................................   8.00%   12/15/07  $   152,625
                                                                                                                -----------
           AUTO PARTS (0.5%)
     250   Hayes Wheels International, Inc. - 144A*........................................  11.00    07/15/06      282,500
                                                                                                                -----------
           BANKS (1.3%)
      75   Chevy Chase Savings Bank........................................................   9.25    12/01/05       78,375
     125   Chevy Chase Savings Bank, F.S.B.................................................   9.25    12/01/08      130,625
     375   First Nationwide Escrow.........................................................  12.25    05/15/01      416,250
     175   First Nationwide Escrow.........................................................  10.625   10/01/03      196,437
                                                                                                                -----------
                                                                                                                    821,687
                                                                                                                -----------
           BROADCAST MEDIA (0.4%)
     100   JCAC, Inc.......................................................................  10.125   06/15/06      110,500
     125   Outdoor Communications, Inc.....................................................   9.25    08/15/07      130,937
                                                                                                                -----------
                                                                                                                    241,437
                                                                                                                -----------
           BUILDING & CONSTRUCTION (0.5%)
      50   D.R. Horton, Inc................................................................   8.375   06/15/04       52,000
     250   Johns Manville International Group..............................................  10.875   12/15/04      278,437
                                                                                                                -----------
                                                                                                                    330,437
                                                                                                                -----------
           BUILDING MATERIALS (1.3%)
     200   American Standard Co............................................................   7.375   02/01/08      199,500
     500   K Hovnanian Enterprises.........................................................  11.25    04/15/02      522,500
     100   MDC Holdings, Inc...............................................................   8.375   02/01/08      100,500
                                                                                                                -----------
                                                                                                                    822,500
                                                                                                                -----------
           BUSINESS SERVICES (1.1%)
     631   American Pad & Paper Co.........................................................  13.00    11/15/05      668,860
                                                                                                                -----------
           BUSINESS SERVICES - DISTRIBUTORS (1.2%)
     150   Coinmach Corp. - 144A*..........................................................  11.75    11/15/05      168,000
     350   Iron Mountain, Inc..............................................................  10.125   10/01/06      384,125
     168   Pierce Leahy Corp...............................................................  11.125   07/15/06      192,150
                                                                                                                -----------
                                                                                                                    744,275
                                                                                                                -----------
           CABLE & TELECOMMUNICATIONS (1.0%)
     200   Adelphia Communications Corp. (Series B)........................................   9.25    10/01/02      208,500
     100   Adelphia Communications Corp. - 144A*...........................................   8.375   02/01/08      100,000
      25   Cablevision Systems Corp........................................................   9.875   05/15/06       27,562
      50   Cablevision Systems Corp. (Series B)............................................   8.125   08/15/09       52,625
      60   Paging Network, Inc.............................................................  10.125   08/01/07       62,700
     150   Paging Network, Inc.............................................................  10.00    10/15/08      156,562
                                                                                                                -----------
                                                                                                                    607,949
                                                                                                                -----------
           CABLE/CELLULAR (0.2%)
     100   Comcast Cellular Holdings, Inc. (Series B)......................................   9.50    05/01/07      106,750
                                                                                                                -----------
           CHEMICALS (0.7%)
     375   NL Industries, Inc..............................................................  11.75    10/15/03      418,125
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           COMMERCIAL SERVICES (1.4%)
$    100   Intermedia Communications, Inc. - 144A*.........................................   8.875%  11/01/07  $   105,750
     150   Intermedia Communications, Inc..................................................   8.50    01/15/08      155,250
     150   MasTec, Inc. - 144A*............................................................   7.75    02/01/08      150,375
     400   NEXTLINK Communications, Inc....................................................   9.625   10/01/07      424,000
                                                                                                                -----------
                                                                                                                    835,375
                                                                                                                -----------
           COMMUNICATIONS EQUIPMENT (0.4%)
     175   Globalstar L.P./Capital Corp....................................................  11.25    06/15/04      177,625
      50   Globalstar L.P./Capital Corp. - 144A*...........................................  10.75    11/01/04       49,000
                                                                                                                -----------
                                                                                                                    226,625
                                                                                                                -----------
           CONSUMER - NONCYCLICAL (2.1%)
      50   Amscan Holdings, Inc. - 144A*...................................................   9.875   12/15/07       52,375
     190   Cott Corp. (Canada).............................................................   9.375   07/01/05      198,550
     175   Holmes Products Corp. - 144A*...................................................   9.875   11/15/07      181,125
     475   International Home Foods, Inc...................................................  10.375   11/01/06      527,250
     100   Revlon Consumer Products, Inc. - 144A*..........................................   8.125   02/01/06      100,375
     250   Revlon Consumer Products, Inc. - 144A*..........................................   8.625   02/01/08      250,938
                                                                                                                -----------
                                                                                                                  1,310,613
                                                                                                                -----------
           CONTAINERS (1.1%)
     125   Graham Packaging Corp. - 144A*..................................................   8.75    01/15/08      126,250
     275   Plastic Containers, Inc. (Series B).............................................  10.00    12/15/06      308,000
     225   U.S. Can Corp...................................................................  10.125   10/15/06      236,250
                                                                                                                -----------
                                                                                                                    670,500
                                                                                                                -----------
           ENERGY (1.5%)
     250   Chesapeake Energy Corp..........................................................  12.00    03/01/01      262,188
     175   National Energy Group, Inc. (Series D) - 144A*..................................  10.75    11/01/06      182,000
     275   Transamerican Energy - 144A*....................................................  11.50    06/15/02      280,500
     100   Trico Marine Services, Inc. (Series B)..........................................   8.50    08/01/05      100,500
      75   Trico Marine Services, Inc. (Series C) - 144A*..................................   8.50    08/01/05       75,375
                                                                                                                -----------
                                                                                                                    900,563
                                                                                                                -----------
           ENTERTAINMENT & LEISURE TIME (0.3%)
      75   Livent, Inc. - 144A*............................................................   9.375   10/15/04       76,875
     100   Regal Cinemas, Inc. - 144A*.....................................................   8.50    10/01/07      102,000
                                                                                                                -----------
                                                                                                                    178,875
                                                                                                                -----------
           ENTERTAINMENT/GAMING (1.1%)
     125   Grand Casinos, Inc..............................................................  10.125   12/01/03      135,938
     500   Showboat, Inc...................................................................   9.25    05/01/08      540,000
                                                                                                                -----------
                                                                                                                    675,938
                                                                                                                -----------
           FINANCE (0.2%)
     100   Nationwide Credit, Inc. - 144A*.................................................  10.25    01/15/08      102,000
                                                                                                                -----------
           FINANCE - LEASING (0.8%)
     190   Williams Scotsman, Inc. - 144A*.................................................   9.875   06/01/07      199,500
     295   Xerox Credit Corp...............................................................   2.875   07/01/02      297,646
                                                                                                                -----------
                                                                                                                    497,146
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           FINANCIAL - MISCELLANEOUS (0.1%)
$     65   North Atlantic Trading..........................................................  11.00%   06/15/04  $    67,600
                                                                                                                -----------
           FINANCIAL SERVICES (0.7%)
     400   American Annuity Group, Inc.....................................................  11.125   02/01/03      412,716
                                                                                                                -----------
           FOOD SERVICES (0.5%)
     135   Jitney-Jungle Stores of America, Inc............................................  12.00    03/01/06      153,563
      75   Jitney-Jungle Stores of America, Inc. - 144A*...................................  10.375   09/15/07       79,313
      50   Quality Food Centers, Inc. (Series B)...........................................   8.70    03/15/07       56,000
                                                                                                                -----------
                                                                                                                    288,876
                                                                                                                -----------
           FOREST PRODUCTS, PAPER & PACKING (0.7%)
     125   Paperboard Industrial International, Inc. - 144A*...............................   8.375   09/15/07      129,375
     175   Riverwood International Corp....................................................  10.625   08/01/07      182,875
     125   SD Warren Co. (Series B)........................................................  12.00    12/15/04      139,531
                                                                                                                -----------
                                                                                                                    451,781
                                                                                                                -----------
           HEALTH SERVICES (0.5%)
     285   Integrated Health Services - 144A*..............................................   9.50    09/15/07      302,100
                                                                                                                -----------
           HEALTHCARE (1.5%)
     200   Alliance Imaging, Inc...........................................................   9.625   12/15/05      209,000
     375   Dade International, Inc. (Series B).............................................  11.125   05/01/06      416,250
     150   Fisher Scientific International, Inc............................................   9.00    02/01/08      153,938
     150   Physician Sales & Service, Inc. - 144A*.........................................   8.50    10/01/07      155,250
                                                                                                                -----------
                                                                                                                    934,438
                                                                                                                -----------
           HOME BUILDING (0.4%)
     250   U.S. Home Corp..................................................................   9.75    06/15/03      261,563
                                                                                                                -----------
           HOSPITAL MANAGEMENT & HEALTH MAINTENANCE
           ORGANIZATIONS (0.3%)
     200   Extendicare Health Services, Inc. - 144A*.......................................   9.35    12/15/07      209,000
                                                                                                                -----------
           INDUSTRIALS (0.5%)
     265   Diamond Offshore Drilling, Inc..................................................   3.75    02/15/07      334,202
                                                                                                                -----------
           LODGING (0.4%)
     250   Signature Resorts, Inc. - 144A*.................................................   9.75    10/01/07      256,250
                                                                                                                -----------
           MANUFACTURING (3.3%)
     335   Communications & Power Industries, Inc. (Series B)..............................  12.00    08/01/05      375,200
     100   Desa International, Inc. - 144A*................................................   9.875   12/15/07      104,250
      50   Doskocil Manufacturing Co., Inc. - 144A*........................................  10.125   09/15/07       52,500
      50   Foamex L.P. - 144A*.............................................................   9.875   06/15/07       51,500
     100   International Wire Group - 144A*................................................  11.75    06/01/05      111,000
     500   Jordan Telecom Products - 144A*.................................................   9.875   08/01/07      530,000
     250   Packaged Ice, Inc...............................................................   9.75    02/01/05      253,125
     225   Telex Communications, Inc. - 144A*..............................................  10.50    05/01/07      230,625
     100   United Defense Industrial, Inc. - 144A*.........................................   8.75    11/15/07      101,750
     225   Viasystems, Inc. - 144A*........................................................   9.75    06/01/07      236,250
                                                                                                                -----------
                                                                                                                  2,046,200
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           MEDIA (0.1%)
$     50   Lamar Advertising Co............................................................   9.625%  12/01/06  $    54,625
                                                                                                                -----------
           MEDIA GROUP (3.9%)
     125   Ackerly Communications, Inc. (Series B).........................................  10.75    10/01/03      133,125
     500   Adams Outdoor Advertising L.P...................................................  10.75    03/15/06      557,500
      50   Chancellor Media Corp...........................................................   9.375   10/01/04       52,875
     425   Chancellor Media Corp. - 144A*..................................................   8.125   12/15/07      429,782
     545   Garden State Newspapers, Inc....................................................  12.00    07/01/04      616,531
     575   Heritage Media Services, Inc....................................................  11.00    06/15/02      598,719
      25   Outdoor Systems, Inc............................................................   8.875   06/15/07       26,375
                                                                                                                -----------
                                                                                                                  2,414,907
                                                                                                                -----------
           METALS & MINING (0.2%)
     150   Wheeling-Pittsburgh Corp. - 144A*...............................................   9.25    11/15/07      147,000
                                                                                                                -----------
           OIL - EXPLORATION & PRODUCTION (0.6%)
     375   Magnum Hunter Resources - 144A*.................................................  10.00    06/01/07      384,375
                                                                                                                -----------
           PACKAGING & BOTTLING (0.1%)
      50   Huntsman Packaging Corp. - 144A*................................................   9.125   10/01/07       52,000
                                                                                                                -----------
           PAPER & FOREST PRODUCTS (1.3%)
     435   Malette, Inc. (Canada)..........................................................  12.25    07/15/04      490,463
     300   Stone Container Corp............................................................  10.75    10/01/02      317,250
                                                                                                                -----------
                                                                                                                    807,713
                                                                                                                -----------
           PUBLISHING (1.0%)
     250   American Media Operations, Inc..................................................  11.625   11/15/04      271,250
      75   Primedia, Inc...................................................................  10.25    06/01/04       81,000
     250   Von Hoffman Press, Inc. - 144A*.................................................  10.375   05/15/07      270,000
                                                                                                                -----------
                                                                                                                    622,250
                                                                                                                -----------
           REAL ESTATE INVESTMENT TRUST (0.6%)
     305   Trizec Finance Ltd. (Canada)....................................................  10.875   10/15/05      346,556
                                                                                                                -----------
           RESTAURANTS (0.2%)
     100   Perkins Family Restaurants, L.P. - 144A*........................................  10.125   12/15/07      105,000
                                                                                                                -----------
           RETAIL (2.4%)
     100   Cole National Group, Inc. - 144A*...............................................   8.625   08/15/07      100,500
     346   Guitar Center Management........................................................  11.00    07/01/06      390,980
     100   Leslie's Poolmart - 144A*.......................................................  10.375   07/15/04      104,000
     600   Michaels Stores, Inc............................................................  10.875   06/15/06      672,000
     200   Zale Corp. - 144A*..............................................................   8.50    10/01/07      204,000
                                                                                                                -----------
                                                                                                                  1,471,480
                                                                                                                -----------
           TELECOMMUNICATIONS (0.5%)
     250   STC Broadcasting, Inc...........................................................  11.00    03/15/07      277,500
                                                                                                                -----------
           TELEPHONES (0.5%)
     250   Sprint Spectrum L.P.............................................................  11.00    08/15/06      287,500
                                                                                                                -----------
           TRANSPORTATION (1.1%)
      75   Atlas Air, Inc..................................................................  10.75    08/01/05       80,625
     550   Moran Transportation Co.........................................................  11.75    07/15/04      610,500
                                                                                                                -----------
                                                                                                                    691,125
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           UTILITIES (0.4%)
$     25   Cal Energy Co., Inc.............................................................   9.50%   09/15/06  $    27,000
      75   Cal Energy Co., Inc.............................................................   7.63    10/15/07       73,784
     125   California Energy Co., Inc......................................................  10.25    01/15/04      134,375
                                                                                                                -----------
                                                                                                                    235,159
                                                                                                                -----------
            TOTAL CORPORATE BONDS
           (IDENTIFIED COST $23,102,687)......................................................................   24,056,696
                                                                                                                -----------
NUMBER OF
 SHARES
---------

           CONVERTIBLE PREFERRED STOCKS (12.6%)
           BANKS (1.3%)
  10,600   National Australia Bank, Ltd. $1.969 (Australia) (Units)++........................................       302,757
  15,400   WBK Trust (STRYPES) $3.35.........................................................................       529,375
                                                                                                                -----------
                                                                                                                    832,132
                                                                                                                -----------
           BROADCAST MEDIA (0.8%)
   6,400   Evergreen Media Corp. $3.00 - 144A*...............................................................       475,200
                                                                                                                -----------
           BUSINESS SERVICES (0.4%)
   6,600   Vanstar Financing Trust $3.375 - 144A*............................................................       251,203
                                                                                                                -----------
           CABLE & TELECOMMUNICATIONS (3.3%)
  17,700   Houston Industries, Inc. $3.22....................................................................     1,044,300
   3,100   TCI Pacific Communications, Inc. $5.00 (exchangeable into Tele-Communications (Class A)
             common stock)...................................................................................       500,845
   7,200   U.S. West Inc. (Series D) $2.25...................................................................       459,000
                                                                                                                -----------
                                                                                                                  2,004,145
                                                                                                                -----------
           FINANCIAL (1.0%)
   6,600   Morgan Stanley Group, Inc. $3.99+ (exchangeable into Cisco Systems Inc. common stock).............       592,126
                                                                                                                -----------
           FINANCIAL SERVICES (1.4%)
   1,500   American Bankers Insurance Group, Inc. (Series B) $3.125..........................................       170,250
  12,400   Merrill Lynch & Co., Inc. $3.12 (STRYPES) (exchangeable into Cox Communications Inc.
             common stock)...................................................................................       392,150
   8,100   Salomon, Inc. $7.625 (exchangeable into Financial Security Assurance Holdings, Ltd.
             common stock)...................................................................................       319,448
                                                                                                                -----------
                                                                                                                    881,848
                                                                                                                -----------
           HOTELS (0.6%)
   4,900   Host Marriott Financial Trust $3.375 - 144A*......................................................       264,708
   2,000   Host Marriott Financial Trust $3.375..............................................................       108,044
                                                                                                                -----------
                                                                                                                    372,752
                                                                                                                -----------
           MEDICAL SERVICES (0.5%)
   6,100   Laboratory Corp. of America (Series A) $4.25......................................................       308,050
                                                                                                                -----------
           OIL & GAS PRODUCTS (0.5%)
   4,200   Occidental Petroleum Corp. (Series A) $3.00 (exchangeable into Canadian Occidental
             Petroleum common stock).........................................................................       325,500
                                                                                                                -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           OIL - INTEGRATED (0.5%)
   5,300   Unocal Corp. $3.125.....................................................................  $   285,209
                                                                                                     -----------
           OIL SERVICES (0.6%)
   8,000   EVI, Inc. $2.50 - 144A*.................................................................      339,808
                                                                                                     -----------
           PACKAGING & BOTTLING (0.2%)
   2,600   Crown Cork & Seal Co., Inc. $1.885......................................................      120,412
                                                                                                     -----------
           PUBLISHING (0.5%)
   6,000   Golden Books Financing Trust $4.375 - 144A*.............................................      338,250
                                                                                                     -----------
           RESTAURANTS (0.5%)
   5,900   Apple South, Inc. $3.50 - 144A*.........................................................      295,000
                                                                                                     -----------
           RETAIL (0.5%)
   5,600   Kmart Financing I $3.875................................................................      288,400
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $6,543,330)............................................................    7,710,035
                                                                                                     -----------

NUMBER OF                                                                                EXPIRATION
WARRANTS                                                                                    DATE
---------                                                                                ----------
           WARRANT (a)
           ENTERTAINMENT/GAMING
   4,685   Fitzgeralds Gaming Corp. - 144A*
             (IDENTIFIED COST $21,083).................................................   12/19/98         9,370
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (12.2%)
           U.S. GOVERNMENT AGENCY (b) (8.9%)
$  5,500   Federal Farm Credit Bank 5.40% due 02/12/98
             (AMORTIZED COST $5,490,925)...........................................................    5,490,925
                                                                                                     -----------

           REPURCHASE AGREEMENT (3.3%)
   2,038   The Bank of New York 5.375% due 02/02/98
             (dated 01/30/98; proceeds $2,038,026)
             (IDENTIFIED COST $2,037,114) (C)......................................................    2,037,114
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $7,528,039)............................................................    7,528,039
                                                                                                     -----------

                                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998, CONTINUED

                                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $56,715,530) (D)..........................................................   99.5%   $61,193,593

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.5        304,726
                                                                                             -----    -----------

NET ASSETS.................................................................................  100.0%   $61,498,319
                                                                                             =====    ===========

-------------------
STRYPES  Structured yield product exchangeable for stock.
   *     Resale is restricted to qualified institutional investors.
   + Issuer is an affiliate of the Fund's Manager, Dean Witter Services Company Inc.
  ++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
  (a)    Non-income producing security.
  (b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
  (c) Collateralized by $2,019,974 U.S. Treasury Note 6.75% due 05/31/99 valued at $2,077,856.
  (d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,017,178 and the aggregate gross unrealized depreciation is $539,115, resulting in net unrealized appreciation of $4,478,063.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998
ASSETS:
Investments in securities, at value (identified cost $56,715,530)..............................  $61,193,593
Cash...........................................................................................        2,440
Receivable for:
    Interest...................................................................................      732,483
    Investments sold...........................................................................      214,637
    Shares of beneficial interest sold.........................................................      133,629
    Dividends..................................................................................       22,405
Deferred organizational expenses...............................................................        6,434
Prepaid expenses and other assets..............................................................       69,330
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   62,374,951
                                                                                                 -----------
LIABILITIES:
Payable for:
    Investments purchased......................................................................      733,752
    Plan of distribution fee...................................................................       39,176
    Management fee.............................................................................       23,516
    Investment advisory fee....................................................................       15,677
    Shares of beneficial interest repurchased..................................................        2,979
Accrued expenses and other payables............................................................       61,532
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................      876,632
                                                                                                 -----------
     NET ASSETS................................................................................  $61,498,319
                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $55,656,448
Net unrealized appreciation....................................................................    4,478,063
Accumulated undistributed net investment income................................................      272,740
Accumulated undistributed net realized gain....................................................    1,091,068
                                                                                                 -----------
     NET ASSETS................................................................................  $61,498,319
                                                                                                 ===========
CLASS A SHARES:
Net Assets.....................................................................................      $27,856
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................        2,401
     NET ASSET VALUE PER SHARE.................................................................       $11.60
                                                                                                      ======
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET
       ASSET VALUE)............................................................................       $12.12
                                                                                                      ======
CLASS B SHARES:
Net Assets.....................................................................................   $6,596,905
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      568,689
     NET ASSET VALUE PER SHARE.................................................................       $11.60
                                                                                                      ======
CLASS C SHARES:
Net Assets.....................................................................................  $54,862,923
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    4,726,879
     NET ASSET VALUE PER SHARE.................................................................       $11.61
                                                                                                      ======
CLASS D SHARES:
Net Assets.....................................................................................      $10,635
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................          916
     NET ASSET VALUE PER SHARE.................................................................       $11.61
                                                                                                      ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1998*
NET INVESTMENT INCOME:
INCOME
Interest........................................................................................  $3,703,196
Dividends.......................................................................................     479,318
                                                                                                  ----------
     TOTAL INCOME...............................................................................   4,182,514
                                                                                                  ----------
EXPENSES
Plan of distribution fee (Class A shares).......................................................          23
Plan of distribution fee (Class B shares).......................................................      21,976
Plan of distribution fee (Class C shares).......................................................     437,111
Management fee..................................................................................     275,518
Investment advisory fee.........................................................................     183,678
Professional fees...............................................................................      60,242
Transfer agent fees and expenses................................................................      58,786
Shareholder reports and notices.................................................................      47,076
Organizational expenses.........................................................................      39,801
Registration fees...............................................................................      35,768
Trustees' fees and expenses.....................................................................      32,904
Custodian fees..................................................................................      20,884
Other...........................................................................................      15,526
                                                                                                  ----------
     TOTAL EXPENSES.............................................................................   1,229,293
                                                                                                  ----------
     NET INVESTMENT INCOME......................................................................   2,953,221
                                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...............................................................................   4,031,439
Net change in unrealized appreciation...........................................................     950,969
                                                                                                  ----------
     NET GAIN...................................................................................   4,982,408
                                                                                                  ----------
NET INCREASE....................................................................................  $7,935,629
                                                                                                  ==========

---------------------
 *   Class A, Class B and Class D shares were issued by July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR     FOR THE YEAR
                                                                                      ENDED            ENDED
                                                                                   JANUARY 31,      JANUARY 31,
                                                                                      1998*             1997
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................     $2,953,221       $3,001,268
Net realized gain...............................................................      4,031,439        3,798,985
Net change in unrealized appreciation...........................................        950,969          475,436
                                                                                    -----------      -----------
     NET INCREASE...............................................................      7,935,629        7,275,689
                                                                                    -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares..............................................................           (582)          --
    Class B shares..............................................................       (144,769)          --
    Class C shares..............................................................     (2,979,361)      (3,008,077)
    Class D shares..............................................................           (290)          --
Net realized gain
    Class A shares..............................................................         (1,133)          --
    Class B shares..............................................................       (298,812)          --
    Class C shares..............................................................     (3,495,390)      (2,721,147)
    Class D shares..............................................................           (491)          --
                                                                                    -----------      -----------
     TOTAL DIVIDENDS AND DISTRIBUTIONS..........................................     (6,920,828)      (5,729,224)
                                                                                    -----------      -----------
Net increase (decrease) from transactions in shares of beneficial interest......       (457,056)       1,763,514
                                                                                    -----------      -----------
     NET INCREASE...............................................................        557,745        3,309,979

NET ASSETS:
Beginning of period.............................................................     60,940,574       57,630,595
                                                                                    -----------      -----------
     END OF PERIOD
     (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $272,740 AND $443,330,
     RESPECTIVELY)..............................................................    $61,498,319      $60,940,574
                                                                                    ===========      ===========

--------------
 *   Class A, Class B and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998


1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were acquired in exchange for shares of Funds for which Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED


valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED


differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED


markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B, and (iii) Class C -- up to 0.75% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and the preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $55,344, at January 31, 1998.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the period ended January 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $7,489 and $356, respectively and received $808 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1998 aggregated $55,824,587 and $65,551,624, respectively. Included in the aforementioned are purchases and sales of Morgan Stanley Group, Inc., an affiliate of the Manager since May 31, 1997, of $55,188 and $607,506, respectively, as well as a net realized gain of $64,691.

For the period May 31, 1997 through January 31, 1998, the Fund incurred brokerage commissions of $1,283 with Morgan Stanley & Co., Inc., an affiliate of the Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At January 31, 1998, the Fund's payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $55,188. The Funds' interest and dividend income included $7,250 and $27,770, respectively, for income from Morgan Stanley Group, Inc. securities.

Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $760.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED

6. SHARES OF BENEFICIAL INTEREST+

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                   FOR THE YEAR
                                                                               ENDED                          ENDED
                                                                         JANUARY 31, 1998               JANUARY 31, 1997
                                                                   -----------------------------   ---------------------------
                                                                      SHARES          AMOUNT          SHARES         AMOUNT
                                                                   ------------   --------------   ------------   ------------
CLASS A SHARES*
Sold.............................................................         2,751   $       33,065        --             --
Reinvestment of dividends and distributions......................           142            1,614        --             --
Redeemed.........................................................          (492)          (5,989)       --             --
                                                                   ------------   --------------   ------------   ------------
Net increase -- Class A..........................................         2,401           28,690        --             --
                                                                   ------------   --------------   ------------   ------------
CLASS B SHARES*
Sold.............................................................       209,588        2,492,309        --             --
Reinvestment of dividends and distributions......................        32,187          368,173        --             --
Redeemed.........................................................       (89,344)      (1,054,299)       --             --
                                                                   ------------   --------------   ------------   ------------
Net increase -- Class B..........................................       152,431        1,806,183        --             --
                                                                   ------------   --------------   ------------   ------------
CLASS C SHARES
Sold.............................................................       912,536       10,493,055      1,635,756   $ 18,613,081
Reinvestment of dividends and distributions......................       485,664        5,548,520        431,286      4,808,760
Redeemed.........................................................    (1,590,764)     (18,344,299)    (1,909,009)   (21,658,327)
                                                                   ------------   --------------   ------------   ------------
Net increase (decrease) -- Class C...............................      (192,564)      (2,302,724)       158,033      1,763,514
                                                                   ------------   --------------   ------------   ------------
CLASS D SHARES*
Sold.............................................................           848           10,014        --             --
Reinvestment of dividends and distributions......................            68              781        --             --
                                                                   ------------   --------------   ------------   ------------
Net increase -- Class D..........................................           916           10,795        --             --
                                                                   ------------   --------------   ------------   ------------
Net increase (decrease) in Fund..................................       (36,816)  $     (457,056)       158,033   $  1,763,514
                                                                   ============   ==============   ============   ============

--------------
+ On July 28, 1997, 416,258, shares representing $4,916,004 were transferred to
  Class B.

* For the period July 28, 1997 (issue date) through January 31, 1998.

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                                                        MARCH 31,
                                                                                                          1993*
                                                      FOR THE YEAR ENDED JANUARY 31,                     THROUGH
                                          -------------------------------------------------------      JANUARY 31,
                                           1998**++         1997           1996           1995             1994
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $    11.42     $    11.13     $     9.77     $    10.98        $10.00
                                          ----------     ----------     ----------     ----------        ------
Net investment income...................        0.57           0.60           0.59           0.59          0.45
Net realized and unrealized gain
 (loss).................................        0.96           0.84           1.37          (1.20)         1.02
                                          ----------     ----------     ----------     ----------        ------
Total from investment operations........        1.53           1.44           1.96          (0.61)         1.47
                                          ----------     ----------     ----------     ----------        ------
Less dividends and distributions from:
   Net investment income................       (0.60)         (0.60)         (0.60)         (0.55)        (0.39)
   Net realized gain....................       (0.74)         (0.55)        --              (0.05)        (0.10)
                                          ----------     ----------     ----------     ----------        ------
Total dividends and distributions.......       (1.34)         (1.15)         (0.60)         (0.60)        (0.49)
                                          ----------     ----------     ----------     ----------        ------
Net asset value, end of period..........  $    11.61     $    11.42     $    11.13     $     9.77        $10.98
                                          ==========     ==========     ==========     ==========        ======
TOTAL INVESTMENT RETURN+................       14.03%         13.46%         20.52%        (5.59)%        15.06%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................        2.01%          2.02%          2.21%          2.04%         1.57%(2)(3)
Net investment income...................        4.84%          5.19%          5.41%          5.83%         5.62%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $54,863        $60,941        $57,631        $55,335       $64,370
Portfolio turnover rate.................          96%           102%            79%            88%           84%(1)
Average commission rate paid............     $0.0169        $0.0540             --             --            --

--------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Dean Witter Services Company Inc serves as Manager and TCW Fund's Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Manager and Investment Adviser had not reimbursed all expenses and waived the management fee, the above annualized expense and net investment income ratios would have been 2.00% and 5.18%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                FOR THE PERIOD
                                                                JULY 28, 1997*
                                                                   THROUGH
                                                                 JANUARY 31,
                                                                    1998++
------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................           $11.81
                                                                       ------
Net investment income.......................................             0.31
Net realized and unrealized gain............................             0.38
                                                                       ------
Total from investment operations............................             0.69
                                                                       ------
Less dividends and distributions from:
   Net investment income....................................            (0.33)
   Net realized gain........................................            (0.57)
                                                                       ------
Total dividends and distributions...........................            (0.90)
                                                                       ------
Net asset value, end of period..............................           $11.60
                                                                       ======
TOTAL INVESTMENT RETURN+....................................             6.03%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             1.54%(2)
Net investment income.......................................             5.04%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................              $28
Portfolio turnover rate.....................................               96%
Average commission rate paid................................          $0.0169

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................           $11.81
                                                                       ------
Net investment income.......................................             0.28
Net realized and unrealized gain............................             0.38
                                                                       ------
Total from investment operations............................             0.66
                                                                       ------
Less dividends and distributions from:
   Net investment income....................................            (0.30)
   Net realized gain........................................            (0.57)
                                                                       ------
Total dividends and distributions...........................            (0.87)
                                                                       ------
Net asset value, end of period..............................           $11.60
                                                                       ======
TOTAL INVESTMENT RETURN+....................................             5.80%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             2.02%(2)
Net investment income.......................................             4.58%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $6,597
Portfolio turnover rate.....................................               96%
Average commission rate paid................................          $0.0169

--------------
 * The date the shares were first issued. Class B participants who held shares prior to July 28, 1997 should refer to the Financial Highlights of Class C to obtain the historical per share and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                FOR THE PERIOD
                                                                JULY 28, 1997*
                                                                   THROUGH
                                                                 JANUARY 31,
                                                                    1998++
------------------------------------------------------------------------------
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........................           $11.81
                                                                       ------
Net investment income.......................................             0.32
Net realized and unrealized gain............................             0.39
                                                                       ------
Total from investment operations............................             0.71
                                                                       ------
Less dividends and distributions from:
   Net investment income....................................            (0.34)
   Net realized gain........................................            (0.57)
                                                                       ------
Total dividends and distributions...........................            (0.91)
                                                                       ------
Net asset value, end of period..............................           $11.61
                                                                       ======
TOTAL INVESTMENT RETURN+....................................             6.21%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             1.27%(2)
Net investment income.......................................             5.33%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................              $11
Portfolio turnover rate.....................................               96%
Average commission rate paid................................          $0.0169

--------------
 *   The date the shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FEDERAL TAX NOTICE (UNAUDITED)

                            1998 FEDERAL TAX NOTICE

For the year ended January 31, 1998, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                             PER SHARE
                                                     --------------------------
                                                     CLASS  CLASS  CLASS  CLASS
                                                       A      B      C      D
                                                     -----  -----  -----  -----
Portion of long-term
capital gains taxable as:
  28% rate gain...................................   $0.16  $0.16  $0.22  $0.16
  20% rate gain...................................    0.31   0.31   0.31   0.31
                                                     -----  -----  -----  -----
Total long-term capital gains.....................   $0.47  $0.47  $0.53  $0.47
                                                     =====  =====  =====  =====

For the year ended January 31, 1998, 11.01% of the income dividends qualified for the dividends received deduction available to corporations.

                MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, dated November 25, 1998, which was filed electronically pursuant to Regulation S-T on November 25, 1998 ("Post-Effective Amendment No. 4") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7575 and 333-01995) (the "Registration Statement").


ITEM 16. EXHIBITS

(1) Declaration of Trust dated March 20, 1996 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Registrant's initial Registration Statement); Amendment Establishing and Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2). Amendment to the Declaration of Trust changing the name of the Trust to "Morgan Stanley Dean Witter Income Builder Fund" (incorporated herein by reference to
    Exhibit 1 of Post-Effective Amendment No. 4).

(2) Amended and Restated By-Laws of Registrant dated as of January 28, 1999

(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) Investment Management Agreement (incorporated herein by reference to
    Exhibit 5 to Post-Effective Amendment No. 4)

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 4)

    (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 2)

    (c) Selected Dealer Agreement (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 4)

(8) Not Applicable

(9) (a) Custody Agreement dated April 17, 1996 (incorporated herein by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1)

    (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 4)

(10)(a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 2)

    (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 4)

(11)(a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein

    (b) Opinion and consent of Lane Altman & Owens, LLP

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

(13) Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 4).

(14) Consent of Independent Accountants

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended September 30, 1998 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on November 4, 1998).

     (b) Form of Proxy

     (c) Voting Information Card


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of February, 1999.

                                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND



                                 By: /s/ Barry Fink
                                     ------------------------------------------

                                     Barry Fink
                                     Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                         DATE
------------------------------   ------------------------------------   ------------------
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     President, Chief Executive Officer,
  ...........................
                                 Trustee and Chairman                   February 25, 1999

2. Principal Financial Officer
  /s/ Thomas F. Caloia           Treasurer and Principal
  ...........................
                                 Accounting Officer                     February 25, 1999

3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                February 25, 1999
  ...........................

  /s/ Edwin J. Garn              Trustee                                February 25, 1999
  ...........................

  /s/ John R. Haire              Trustee                                February 25, 1999
  ...........................

  /s/ Wayne E. Hedien            Trustee                                February 25, 1999
  ...........................

  /s/ Manuel H. Johnson          Trustee                                February 25, 1999
  ...........................

  /s/ Michael E. Nugent          Trustee                                February 25, 1999
  ...........................

  /s/ John L. Schroeder          Trustee                                February 25, 1999
  ...........................

  /s/ Philip J. Purcell          Trustee                                February 25, 1999
  ...........................


                                 EXHIBIT INDEX




 EXHIBIT                                                                                    PAGE
  NUMBER                                      EXHIBIT                                      NUMBER
--------- ------------------------------------------------------------------------------- -------
   (2)    Amended and Restated By-Laws of the Registrant, dated January 28, 1999.
   (11)   (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
          (b) Opinion and consent of Lane Altman & Owens LLP
   (12)   Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters
   (14)   Consent of Independent Accountants
   (16)   Powers of Attorney
   (17)   (b) Form of Proxy
          (c) Voting Information Card